As filed with the Securities and Exchange Commission on April 26, 2006
Registration Nos. 333-114126
811-07543

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 3	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 114	[X]

Keyport Variable Account A

(Exact name of Registrant)

Sun Life Assurance Company of Canada (U.S.)

(Name of Depositor)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(Address of Depositor's Principal Executive Offices) (Zip Code)

Depositor's Telephone Number, including Area Code: 781-263-6402

Sandra M. DaDalt, Esq.

Assistant Vice President and Senior Counsel

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(Name and Address of Agent for Service)

copy to:

Thomas C. Lauerman, Esq.

Jorden Burt LLP

1025 Thomas Jefferson Street, N.W.

Washington, DC 20007

It is proposed that this filing will become effective:

( ) immediately upon filing pursuant to paragraph (b) of Rule 485

(X ) on May 1, 2006 pursuant to paragraph (b) of Rule 485

( ) 60 days after filing pursuant to paragraph (a) of Rule 485

( ) on [date] pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Variable Portion of the Contracts Funded through the Separate Account.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

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Exhibit Index on Page ____

CONTENTS OF REGISTRATION STATEMENT

The Facing Sheet

The Contents Page

PART A

Prospectus

PART B

Statement of Additional Information

PART C

Items 24 - 32

The Signatures

Exhibits

PART A

May 1, 2006 Prospectus for

Keyport Advisor Variable Annuity

Annuities are:
● not insured by the FDIC or any other federal government agency;
● not a deposit or other obligation of, underwritten or guaranteed by, the depository institution;
● subject to investment risks, including the possible loss of principal amount invested.

PROSPECTUS FOR
THE KEYPORT ADVISOR VARIABLE ANNUITY

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
KEYPORT VARIABLE ACCOUNT A
OF
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

This prospectus describes the Keyport Advisor variable annuity group Contracts and Certificates offered by Sun Life Assurance Company of Canada (U.S.). The prospectus also offers the Certificates in the form of Individual Contracts, where required by certain states. All discussion of Certificates applies to the Contracts and Individual Contracts unless specified otherwise.

Under the Certificate, you may elect to have value accumulate on a variable or fixed basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Certificate. For a summary of the Fixed Account and its features, see Appendix A. The bonus that may be paid upon an exchange from a fixed annuity contract will come from anticipated future mortality and expense risk charges. Charges are the same for all Certificates with or without a bonus.

The Certificates are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments (except in Oregon where they are offered only on a single purchase payment basis).

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Certificate currently offers fourteen investment options, each of which is a Sub-account of Keyport Variable Account A. Currently, you may choose among the Sub-accounts investing in the following Eligible Funds:
Large-Cap Value Equity Funds	Small-Cap Growth Equity Funds
Columbia Large Cap Value Fund, Variable Series[1]	Alger American Small Capitalization Portfolio
Large-Cap Blend Equity Funds	Columbia Small Company Growth Fund, Variable Series[2]
Columbia Asset Allocation Fund, Variable Series[3]	High-Quality Intermediate-Term Bond Funds
Columbia International Fund, Variable Series	Columbia Federal Securities Fund, Variable Series[5]
MFS VIT Research Series	Mid/High-Quality Intermediate-Term Bond Funds
Large-Cap Growth Equity Funds	AllianceBernstein VP Global Bond Portfolio
Alger American Growth Portfolio	Columbia Strategic Income Fund, Variable Series[6]
AllianceBernstein VP Large Cap Growth Portfolio	Money Market Fund
MFS VIT Emerging Growth Series	Columbia Money Market Fund, Variable Series[4]
Columbia Large Cap Growth Fund, Variable Series

_________
[1]	Formerly known as Liberty Growth & Income Fund, Variable Series.
[2]	Formerly known as Liberty Small Company Growth Fund, Variable Series.
[3]	Formerly known as Liberty Asset Allocation Fund, Variable Series.
[4]	Formerly known as Liberty Money Market Fund, Variable Series.
[5]	Formerly known as Liberty Federal Securities Fund, Variable Series.
[6]	Formerly known as Colonial Strategic Income Fund, Variable Series.

Alliance Capital Management, LP, advises the AllianceBernstein VP Portfolios. Columbia Management Advisors, Inc., advises the Columbia Funds (with Nordea Investment Management North America, Inc. serving as the sub-advisor for Columbia Asset Allocation Fund, Variable Series). Fred Alger Management, Inc., advises the Alger American Funds. Massachusetts Financial Services Company advises the MFS Variable Insurance Trust Series.

You may not purchase a Certificate if either you or the Annuitant are 90 years old or older before we receive your application. You may not purchase a tax-qualified Certificate if you or the Annuitant are 75 years old or older before we receive your application (age 90 applies to Roth IRAs).

The purchase of a Contract or Certificate involves certain risks. Investment performance of the Sub-accounts may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Certificate Value for amounts allocated to the Sub-accounts. In addition, benefits based on the Fixed Account may be subject to a market value adjustment. As a result, withdrawal benefits, death benefits, settlement values, transfers to Eligible Funds, or periodic income payments may be adjusted upward or downward.

The Variable Account may offer other certificates with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other certificates. The agent selling the Certificates has information concerning the eligibility for and the availability of the other certificates.

This prospectus contains important information about the Contracts and Certificates you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at P.O. Box 9133, Wellesley Hills, MA 02481, by calling (800) 367-3653, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 37 of this prospectus.

The date of this prospectus is May 1, 2006.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

DEFINITIONS *

SUMMARY OF CERTIFICATE FEATURES *

FEE TABLE *

EXAMPLES *

CONDENSED FINANCIAL INFORMATION *

PERFORMANCE INFORMATION *

SUN LIFE (U.S.) AND THE VARIABLE ACCOUNT *

PURCHASE PAYMENTS AND APPLICATIONS *

INVESTMENTS OF THE VARIABLE ACCOUNT *

Allocations of Purchase Payments *

Eligible Funds *

Transfer of Variable Account Value *

Frequent Transfers *

Substitution of Eligible Funds and Other Variable Account Changes *

DEDUCTIONS *

Deductions for Certificate Maintenance Charge *

Deductions for Mortality and Expense Risk Charge *

Deductions for Daily Distribution Charge *

Deductions for Contingent Deferred Sales Charge *

Deductions for Transfers of Variable Account Value *

Deductions for Premium Taxes *

Deductions for Income Taxes *

Total Variable Account Expenses *

OTHER SERVICES *

THE CERTIFICATES *

Variable Account Value *

Valuation Periods *

Net Investment Factor *

Modification of the Certificate *

Right to Revoke *

DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES *

DEATH PROVISIONS FOR QUALIFIED CERTIFICATES *

CERTIFICATE OWNERSHIP *

ASSIGNMENT *

PARTIAL WITHDRAWALS AND SURRENDER *

ANNUITY PROVISIONS *

Annuity Benefits *

Annuity Option and Income Date *

Change in Annuity Option and Income Date *

Annuity Options *

Variable Annuity Payment Values *

Proof of Age, Sex, and Survival of Annuitant *

SUSPENSION OF PAYMENTS *

TAX STATUS *

Introduction *

Taxation of Annuities in General *

Qualified Plans *

Tax-Sheltered Annuities *

Individual Retirement Annuities *

Corporate Pension and Profit-Sharing Plans *

Deferred Compensation Plans With Respect to Service for State and Local Governments *

Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement      Annuities *

Annuity Purchases by Nonresident Aliens *

VARIABLE ACCOUNT VOTING PRIVILEGES *

SALES OF THE CERTIFICATES *

LEGAL PROCEEDINGS *

INQUIRIES BY CERTIFICATE OWNERS *

TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION *

APPENDIX A - The Fixed Account (Also Known as the Modified Guaranteed Annuity Account) *

APPENDIX B - Telephone Instructions *

DEFINITIONS

Accumulation Unit: A unit of measurement used to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Certificate Anniversary: Each anniversary of the Certificate Date.

Certificate Date: The date when the Certificate becomes effective.

Certificate Owner ("You"): The person(s) having the privileges of ownership defined in the Certificate.

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value under your Certificate at a given time.

Certificate Withdrawal Value: The Certificate Value increased or decreased by a limited market value adjustment less any premium taxes and certificate maintenance charge and applicable contingent deferred sales charges.

Certificate Year: Each twelve-month period beginning on the Certificate Date and each Certificate Anniversary thereafter.

Company ("We", "Us", "Our", "Sun Life (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

Covered Person: The person(s) identified in the Certificate whose death may result in an adjustment of Certificate Value, payment of death benefit, a waiver of any contingent deferred sales charges and a waiver of any market value adjustment or whose medical stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the contingent deferred sales charge.

Designated Beneficiary: The person designated to receive any death benefits under the Certificate.

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account to which purchase payments or Certificate Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Certificate prior to the Income Date.

Guarantee Period Anniversary: An anniversary of a Guarantee Period's Start Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period which begins on the Start Date. Later Guarantee Period Months begin on the same day in the following months.

Guarantee Period Year: The twelve-month period which begins on the Start Date. Guarantee Period Years thereafter begin on each Guaranteed Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as:

(1)	it is not totally surrendered,

(2)	the Certificate Value under a Certificate does not go to zero, and

(3)	there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code ("Code") or a deferred compensation plan for a state and local government or another tax exempt organization under Section 457 of the Code.

Start Date: The date money is first allocated to a Guarantee Period of the Fixed Account.

Variable Account: Keyport Variable Account A which is a separate investment account of the Company into which purchase payments under the Certificates may be allocated. The Variable Account is divided into Sub-accounts, each of which invests in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under the Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our office.

SUMMARY OF CERTIFICATE FEATURES

This summary does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements, that differ from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Certificates.

The Certificate

The Certificate is a flexible premium deferred variable annuity certificate. It is designed for retirement planning purposes. It allows you to allocate purchase payments to and receive annuity payments from the Variable Account and/or the Fixed Account.

The Variable Account is a separate investment account we maintain. If you allocate payments to the Variable Account, your accumulation values and annuity payments will fluctuate according to the investment performance of the Eligible Funds chosen.

The Fixed Account is part of our "general account", which consists of all our assets except the Variable Account and the assets of other separate investment accounts we maintain. If you allocate payments to the Fixed Account, your accumulation value will increase at guaranteed interest rates and annuity payments will be of a fixed amount. Any surrender, withdrawal, transfer or annuitization of your values in the Fixed Account may be subject to a limited market value adjustment, which could increase or decrease the applicable amount. (See Appendix A for more information on the Fixed Account.)

If you allocate payments to both the Variable and the Fixed Accounts, then the accumulation value and annuity payments will be variable in part and fixed in part.

Purchase of the Certificate

You may make multiple purchase payments (except in Oregon). The minimum initial payment is $5,000. For individual retirement annuities the minimum payment is $2,000. The minimum amount for each subsequent payment is $1,000 or a lesser amount as we may permit from time to time which is currently $250. (See "Purchase Payments and Applications".)

Fees and Charges

   Contingent Deferred Sales Charge.

There are no sales charges at the time of your purchase payment. We may deduct a charge in the event of a total or partial surrender. That charge is based on a table of charges. See page 6. The charge will not exceed 7% of that portion of the amount you surrender that represents purchase payments you made during the seven years immediately preceding your request for surrender. (See "Deductions for Contingent Deferred Sales Charge".)

   Mortality and Expense Risk Charge.

We deduct a mortality and expense risk charge at an annual rate of 1.25% of your average daily net asset value in the Variable Account. (See "Deductions for Mortality and Expense Risk Charge".)

   Distribution Charge.

We deduct a daily distribution charge at an annual rate of .15% of your daily net asset value in the Variable Account. (See "Deductions for Distribution Charge".)

   Certificate Maintenance Charge.

We deduct an annual $36 certificate maintenance charge from Variable Account Value for administrative expenses. In certain instances, we may waive this charge. (See "Deductions for Certificate Maintenance Charge".)

   Transfer Charge.

Currently, there is no transfer charge. However, the Certificate permits us to charge you up to $25 for each transfer in excess of 12 in each year your Certificate is In Force.

   Premium Taxes.

We charge premium taxes against your Certificate Value. Currently such premium taxes range from 0% to 3.5%. (See "Deductions for Premium Taxes".)

   Federal Income Taxes.

You will not pay federal income taxes on the increases in the value of your Certificate until you make a withdrawal, such as a lump sum payment or annuity payment or make a gift or assignment. Some withdrawals may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Free Look

Generally, you may revoke the Certificate by returning it to us within ten days after you receive it. (See "Right to Revoke".) For most states, we will refund your Certificate Value, plus any distribution charges previously deducted, as of the date we receive the returned Certificate. You will bear the investment risk during the revocation period. In other states, we will return purchase payments. You may ask us for the rules that apply to your state.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Certificate. The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender the Certificate, or transfer cash value between investment options. State premium taxes may also be deducted.

Certificate Owner Transaction Expenses
Sales Load Imposed on Purchases
(as a percentage of purchase payments):	0%

Maximum Contingent Deferred Sales Charge
(as a percentage of purchase payments):	7%*

Maximum Charge Per Transfer (currently $0):	$25**

Premium Taxes
(as a percentage of Certificate Value or total purchase payments):	0% - 3.5%***
*Completed Years from Date of Purchase Payment	Sales Charge
Up to 1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or later	0%

Surrender charges are deducted only if you totally or partially surrender the Certificate. You will not incur a surrender charge: (1) in the first Certificate Year where you withdraw an aggregate amount up to the Certificate's earnings (earnings equal the Certificate Value at time of withdrawal less purchase payments not previously withdrawn); (2) in the second and later Certificate Years where you withdraw (a) earnings, and (b) an amount up to 10% of the Certificate Value as of the preceding Certificate Anniversary, less earnings.

**Applicable to each transfer after the first twelve transfers in each Certificate Year. We are currently waiving this fee. See "Deductions for Transfers of Variable Account Value."

*** The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Deductions for Premium Taxes."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including Eligible Fund fees and expenses.
Annual Certificate Maintenance Charge	$36*

*This maintenance charge will be waived before the Income Date if: (1) it is the first Certificate Anniversary; (2) the Certificate Value is at least $40,000 on the date the charge is imposed; or (3) in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals. This waiver will be determined annually.

Variable Account Annual Expenses
(as a percentage of average net assets)
Mortality and Expense Risk Charge:	1.25%
Distribution Charge:	.15%
Total Variable Account Annual Expenses:	1.40%

The next table shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Certificate. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Eligible Fund.
Total Annual Eligible Fund Operating Expenses	Minimum	Maximum
(as a percentage of average daily net assets)

(Expenses that are deducted from Eligible Fund assets, including management fees and other expenses)	0.60%	1.19%[1]

1 The expenses shown do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Eligible Funds have agreed to reduce their fees and/or reimburse the Eligible Funds' expenses in order to keep the Eligible Funds' expenses below specified limits. Nine Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Operating Expenses for all Eligible Funds after all fee reductions and expense reimbursements are taken into consideration are 0.45% and 0.95%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund's prospectus.

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE ELIGIBLE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Certificate Owner transaction expenses, certificate fees, Variable Account annual expenses, and Eligible Fund fees and expenses, and are based on a sample Certificate with the maximum possible fees.

The Examples assume that you invest $10,000 in the Certificate for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the Eligible Funds. In addition, the Examples assume no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. The Examples also do not take into consideration any fee waiver or expense reimbursement arrangements of the Eligible Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$959	$1,336	$1,832	$3,685

(2) If you annuitize your Certificate OR if you do not surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$259	$852	$1,532	$3,695

The Examples do not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted from Certificate Value upon full surrender, death or annuitization. The Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Certificate.

The Fee Table and Examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the Examples are not an estimate or a guarantee of future investment performance. For more information about the expenses of the Eligible Funds, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Eligible Funds.

CONDENSED FINANCIAL INFORMATION

Accumulation Unit Values*
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-account	of Year**	of Year	of Year	Year

Alger Growth	$15.838	$17.500	1,696,477	2005
	15.224	15.838	1,529,463	2004
	11.421	15.224	1,822,080	2003
	17.284	11.421	2,549,749	2002
	19.876	17.284	3,138,182	2001
	23.647	19.876	3,819,292	2000
	17.928	23.647	2,912,320	1999
	12.277	17.928	1,103,433	1998
	9.900	12.277	197,652	1997
	10.000	9.900	8,927	1996

Alger Small Cap	10.512	12.119	815,251	2005
	9.145	10.512	639,810	2004
	6.514	9.145	812,339	2003
	8.954	6.514	1,039,224	2002
	12.882	8.954	1,193,797	2001
	17.942	12.882	1,284,652	2000
	12.685	17.942	1,032,743	1999
	11.134	12.685	650,319	1998
	10.065	11.134	161,530	1997
	10.000	10.065	6,760	1996

AllianceBernstein Global Bond	13.968	12.721	834,217	2005
	12.920	13.968	984,963	2004
	11.567	12.920	1,177,409	2003
	10.032	11.567	1,530,026	2002
	10.201	10.032	1,925,057	2001
	10.224	10.201	2,398,033	2000
	11.042	10.224	2,012,750	1999
	9.811	11.042	864,622	1998
	9.883	9.811	205,125	1997
	10.000	9.883	3,744	1996

AllianceBernstein Large Cap Growth	15.386	17.472	1,868,066	2005
	14.364	15.386	2,441,,993	2004
	11.777	14.364	3,036,552	2003
	17.219	11.777	4,123,763	2002
	21.091	17.219	5,537,148	2001
	25.636	21.091	6,740,158	2000
	19.646	25.636	5,481,341	1999
	13.463	19.646	2,283,763	1998
	10.198	13.463	317,794	1997
	10.000	10.198	5,012	1996

Columbia Strategic Income	19.596	19.637	2,258,745	2005
	18.038	19.596	2,470,113	2004
	15.448	18.038	2,967,375	2003
	14.433	15.448	3,945,327	2002
	14.102	14.433	4,614,656	2001
	14.291	14.102	5,357,894	2000
	14.237	14.291	5,550,475	1999
	13.616	14.237	3,004,440	1998
	12.642	13.616	559,013	1997
	12.538	12.642	17,084	1996

Columbia International	11.463	12.793	2,691,069	2005
	10.221	11.463	2,946,585	2004
	7.646	10.221	3,592,487	2003
	8.948	7.646	2,869,382	2002
	11.996	8.948	3,503,887	2001
	14.919	11.996	3,656,245	2000
	10.761	14.919	3,357,343	1999
	9.660	10.761	2,761,742	1998
	10.075	9.660	968,792	1997
	10.237	10.075	13,317	1996

Columbia Large Cap Value	27.785	29.152	3,224,760	2005
	24.767	27.785	3,459,220	2004
	20.965	24.767	4,067,379	2003
	27.237	20.965	2,714,296	2002
	27.788	27.237	3,065,182	2001
	27.196	27.788	3,250,402	2000
	24.622	27.196	3,282,447	1999
	20.781	24.622	2,033,475	1998
	15.935	20.781	481,689	1997
	15.824	15.935	8,507	1996

MFS Emerging Growth	13.090	14.096	655,039	2005
	11.751	13.090	822,325	2004
	9.149	11.751	1,025,793	2003
	14.006	9.149	1,378,942	2002
	21.355	14.006	1,768,032	2001
	26.934	21.355	2,177,096	2000
	15.455	26.934	1,676,384	1999
	11.680	15.455	1,076,139	1998
	9.716	11.680	211,030	1997
	10.000	9.716	5,714	1996

MFS Research	13.423	14.271	1,143,458	2005
	11.749	13.423	1,351,444	2004
	9.553	11.749	1,631,168	2003
	12.837	9.553	2,130,020	2002
	16.531	12.837	2,772,530	2001
	17.617	16.531	3,244,606	2000
	14.400	17.617	2,803,066	1999
	11.834	14.400	1,643,616	1998
	9.978	11.834	476,726	1997
	10.000	9.978	11,120	1996

Columbia Large Cap Growth	32.124	33.184	751,971	2005
	33.223	32.124	645,968	2004
	26.898	33.223	756,940	2003
	39.052	26.898	1,141,918	2002
	52.532	39.052	1,308,572	2001
	60.541	52.532	1,591,366	2000
	44.829	60.541	1,106,820	1999
	35.538	44.829	537,753	1998
	27.242	35.538	62,291	1997
	27.602	27.242	871	1996

Columbia Asset Allocation	29.594	31.092	1,478,877	2005
	27.284	29.594	1,360,695	2004
	22.966	27.284	1,506,542	2003
	26.381	22.966	2,686,039	2002
	29.460	26.381	3,067,751	2001
	30.197	29.460	3,549,710	2000
	27.188	30.197	2,553,234	1999
	24.497	27.188	1,435,204	1998
	21.264	24.497	334,688	1997
	21.207	21.264	6,116	1996

Columbia Federal Securities	24.378	24.663	1,150,933	2005
	23.736	24.378	1,221,332	2004
	23.449	23.736	1,514,448	2003
	21.665	23.449	2,270,050	2002
	20.526	21.665	2,044,237	2001
	18.762	20.526	1,986,431	2000
	18.826	18.762	1,905,670	1999
	17.874	18.826	1,213,317	1998
	16.621	17.874	278,723	1997
	16.636	16.621	6,945	1996

Columbia Money Market	15.559	15.776	3,617,791	2005
	15.640	15.559	2,864,972	2004
	15.750	15.640	2,334,395	2003
	15.774	15.750	4,730,143	2002
	15.437	15.774	4,200,338	2001
	14.762	15.437	4,225,006	2000
	14.284	14.762	3,734,162	1999
	13.780	14.284	1,645,971	1998
	13.288	13.780	141,308	1997
	13.231	13.288	1,619	1996

Columbia Small Company Growth	35.755	36.218	150,419	2005
	32.523	35.755	206,479	2004
	26.898	32.523	213,667	2003
	30.646	26.898	237,316	2002
	34.541	30.646	273,753	2001
	37.025	34.541	316,182	2000
	25.351	37.025	242,409	1999
	31.085	25.351	219,819	1998
	29.237	31.085	70,397	1997
	28.254	29.237	2,017	1996

* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

** Each value for 1996 is as of November 18, 1996, which is the date the Eligible Fund Sub-account first became available.

The full financial statements for the Variable Account and Sun Life Assurance Company of Canada (U.S.) are in the Statement of Additional Information.

PERFORMANCE INFORMATION

We may from time to time advertise certain performance information concerning the Sub-accounts.

Performance information is not an indicator of either past or future performance of a Certificate.

We may advertise total return information for the Sub-accounts for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

Average annual total return information shows the average annual compounding change percentage applied to the value of an investment in the Sub-account from the beginning of the measuring period to the end of that period. Average annual total return reflects historical investment results, less all Sub-account and Certificate charges and deductions as required by certain regulatory rules. This calculation also reflects any contingent deferred sales charge that would apply if you surrendered the Certificate at the end of each period indicated. We do not deduct any premium taxes from average annual total return. Average annual total return would be lower if these taxes were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

We also may present additional non-standardized total return information computed on a different basis:
●

First, we may present total return information as described above, except for the deduction for the contingent deferred sales charge. This presentation assumes that the investment in the Certificate continues beyond the period when the contingent deferred sales charge applies. This is consistent with the long-term investment and retirement objectives of the Certificate. The total return percentage will be higher using this method than the standard method described above.

●

Second, we may present total return information as described above, except there are no Certificate deductions for the contingent deferred sales charge, the certificate maintenance charge and premium tax charges. Because there are no charges deducted, the calculation is simplified. We divide the change in a Sub-account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. This computation results in a twelve-month change rate. For longer periods it is a total rate for the period. We annualize the total rate in order to obtain the average annual percentage change in the Accumulation Unit value. The percentages would be lower if the contingent deferred sales charge and the certificate maintenance charge were included.

●

Third, certain of the Eligible Funds have been available for other variable annuity contracts prior to the beginning of the offering of the Certificates described in this prospectus. Any performance information for such periods will be based on the historical results of the Eligible Funds and applying the fees and charges of the Certificate for the specified time periods.

The Columbia Money Market Sub-account is a money market Sub-account that also may advertise yield and effective yield information. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a fifty-two week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Certificate but does not include contingent deferred sales charges and premium tax charges. The yield would be lower if these charges were included.

We calculate the effective yield of the Columbia Money Market Sub-account in a similar manner but, when annualizing the yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

SUN LIFE (U.S.) AND THE VARIABLE ACCOUNT

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

The Variable Account was established by Keyport Life Insurance Company ("Keyport") a predecessor of Sun Life (U.S.), on January 30, 1996, pursuant to the provisions of Rhode Island law, as a segregated investment account. On December 31, 2003, Keyport was merged with and into Sun Life (U.S.). The Variable Account survived the merger intact. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Certificates are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Certificate Date. The minimum initial purchase payment is $5,000 and $2,000 for individual retirement annuities. You may make additional purchase payments. We reserve the right to limit each subsequent purchase payment to at least $1,000. We may reject any purchase payment or any application.

If your application for a Certificate is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion. Additional purchase payments are allocated to a Certificate based on the applicable sub-account accumulation unit value(s) next determined after we receive it.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error. You may contact our Client Service Department at (800) 367-3653. If you fail to notify us within 60 days, we will not assume responsibility for correcting the error.

We will permit others to act on your behalf in certain instances, including:
●	We will accept an application for a Certificate signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.

●	We will issue a Certificate to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Certificate with a copy of an application containing that information. We will send you the Certificate and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the application or a Certificate delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Certificate relates only to amounts so confirmed.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest your purchase payments in the Sub-accounts you have chosen. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account or must specify the asset allocation model selected. (See "Other Services, The Programs".) The percentage for each Sub-account, if not zero, must be at least 5% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix B. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The Certificate offers Sub-accounts that invest in a number of Eligible Fund investment options. More comprehensive information about the Eligible Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Eligible Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Eligible Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Eligible Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Eligible Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in your voting instructions and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect you, including withdrawal of the Variable Account from participation in the underlying Eligible Funds which are involved in the conflict or substitution of shares of other Eligible Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Eligible Funds may reimburse us for administrative costs in connection with administering the Eligible Funds as options under the Certificates. These amounts are not charged to you or the Eligible Funds, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Eligible Funds, and may be managed by a Eligible Fund's portfolio manager(s). While an Eligible Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between an Eligible Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any written requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Currently, we do not charge a transfer fee. We reserve the right to charge a fee for each transfer in excess of 12 in each Certificate Year. We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. The fee will not exceed $25.

Frequent Transfers

The Certificates are not designed for frequent transfer activity. If you wish to employ such strategies, do not purchase a Certificate. Transfer limitations and other restrictions described below, are subject to our ability to monitor transfer activity. Some Certificate Owners and their third party intermediaries engaging in frequent transfer activity may employ a variety of strategies to avoid detection. Despite our efforts to prevent frequent transfer activity, there is no assurance that we will be able to identify such Certificate Owners or intermediaries or curtail their transfer activity.

A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

     Limitations on Transfers

We discourage frequent transfers of Certificate Value among the Sub-accounts. Accordingly, we have established the following policies and procedures to limit the number and frequency of transfers:
●	we impose a transfer limit of one transfer every 30 days, or such other period as we may permit with notification of the change to all Certificate Owners prior to its effectiveness, and

●

we limit each transfer to a maximum of $2,000,000, or such greater amount as we may permit with notification of the change to all Certificate Owners prior to its effectiveness. We treat all transfer requests for a Certificate made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the maximum limitation. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers.

If we have executed a transfer with respect to your Certificate as part of a multiple transfer request, we will not execute another transfer request for your Certificate for 30 days. Transactions pursuant to optional investment-related programs, such as dollar cost averaging and portfolio rebalancing, are not considered in the application of these limits.

By applying these limitations, we intend to protect the interests of all Certificate Owners invested in the Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may adversely affect the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs which all Certificate Owners must indirectly bear.

Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Certificate Value being lower than it would have been if you had been able to make the transfer.

     Waiver of Transfer Limitations

In certain limited situations, we may accommodate transfers more frequent than one every 30 days. Therefore, we reserve the right to waive transfer limitations, where permitted by law and not adverse to the interests of the relevant Eligible Fund and other shareholders, in the following instances:
●	when a new broker of record is designated for the Certificate;

●	when the Certificate Owner changes;

●	when control of the Certificate passes to the designated beneficiary upon death of the Owner or Annuitant;

●	when necessary in our view to avoid hardship to a Certificate Owner; or

●	when Eligible Funds are dissolved or merged or substituted.

We reserve the right to change these limitations and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

If significant trading activity trading results as a consequence of waiving the transfer limitations, it could expose Contract Owners to certain risks. The significant trading activity could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the significant trading activity could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the limitations on transfers policy and the permitted waivers of that policy are applied uniformly, some Certificate Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of transfer policy could result in an unequal treatment of Certificate Owners by permitting some Certificate Owners to engage in frequent transfers while prohibiting others from doing the same.

     Fund Limitations on Transfers

In addition to our transfer limitations, some of the Eligible Funds reserve the right to refuse purchase or transfer requests from the Variable Account if, in the judgement of the Eligible Fund's investment adviser, the Eligible Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to be part of a frequent trading strategy known as short-term trading. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Eligible Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account, or further investment in the shares of an Eligible Fund is no longer appropriate under the Certificate, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in the operation of the Variable Account and Eligible Funds:
●	to operate the Variable Account in any form permitted by law;

●	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

●	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

●	to add, combine or remove Sub-accounts in the Variable Account; and

●	to change how we assess charges, so long as we do not increase them above the current total amount charged to the Variable Account and the Eligible Funds in connection with your Certificate.

DEDUCTIONS

Deductions for Certificate Maintenance Charge

We charge an annual certificate maintenance charge of $36 per Certificate Year. This charge reimburses us for our expenses incurred in maintaining your Certificate.

Before the Income Date, we will deduct the certificate maintenance charge from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary.

We will waive this charge before the Income Date if:
●	it is the first Certificate Anniversary;

●	the Certificate Value is at least $40,000 on the date we impose this charge; or

●

in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals. The waiver will be determined annually as of each Certificate Anniversary.

On the Income Date, we will subtract from Variable Account Value a pro-rata portion of the charge due on the next Certificate Anniversary. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date.

Before and after the Income Date, we deduct the certificate maintenance charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

After the Income Date, once annuity payments begin, we deduct the certificate maintenance charge only from variable annuity payments. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

We will waive the charge on and after the Income Date for the current year if:

●	you have selected variable annuity Option A; and

●	the present value of all of the remaining payments is at least $40,000 at the time of the first payment of the year.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee the Death Benefits described in "Death Provisions". We also assume an expense risk since the certificate maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

We deduct a mortality and expense risk charge from each Sub-account as part of the calculation of Accumulation Unit Values and Annuity Unit Values for each Valuation Period. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date.

We may deduct less than the full charge from Sub-account values attributable to Certificates issued to our employees and to other persons specified in "Sales of the Certificates". Additionally, we may, in certain circumstances described in "Sales of the Certificates" offer to credit additional interest from our general account to a purchase payment upon receipt as an allowance for future deductions of the mortality and expense risk charge.

Deductions for Daily Distribution Charge

We deduct a daily distribution charge from each Sub-account as part of the calculation of Accumulation Unit Values for each Valuation Period. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Certificate. We do not deduct the distribution charge during the annuity period.

We will not deduct this charge from your Sub-account values once we have reached the maximum cumulative distribution charge limit. We do not deduct this charge from the values of the Certificates issued to our employees and other persons specified in "Sales of the Certificates". We may decide not to deduct the charge from Sub-account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Contingent Deferred Sales Charge

We do not deduct a sales charge from the Certificate when you purchase it. We may deduct such a charge if you make a partial withdrawal or surrender your Certificate.

To determine whether we will deduct a contingent deferred sales charge if you surrender your Certificate, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Certificate Value over time. This allows us to determine if a charge is due with respect to a particular purchase payment.

You may make partial surrenders during the Accumulation Period without incurring a contingent deferred sales charge. During the first Certificate Year, you may withdraw an amount up to the Certificate's earnings. Earnings equal the Certificate Value at the time of withdrawal, less purchase payments not previously withdrawn. Beginning with the second Certificate Year, you may withdraw earnings, and an amount up to 10% of the Certificate Value on the prior Certificate Anniversary, less earnings. We will deduct a contingent deferred sales charge with respect to withdrawals in excess of these amounts.

We will deduct the contingent deferred sales charge resulting from an excess withdrawal in any Certificate Year from the purchase payments beginning with the oldest payment until we have deducted the full amount.

The amount of the contingent deferred sales charge we deduct will equal the amount of your surrender multiplied by the applicable percentage for the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each purchase payment you make. The applicable percentages for each year are 7% during the first year, and decreasing by 1% each following year until the percentage is 0%. We will deduct the contingent deferred sales charges from the Sub-accounts and the Fixed Account in the same manner as we deduct the amount you surrender.

We keep a record of all amounts we have deducted for all contingent deferred sales charges and daily distribution charges. We will never deduct more than a total of 9% from your purchase payments for sales and distribution charges.

The contingent deferred sales charge is used to cover the expenses of selling the Certificate, including compensation paid to selling dealers and the cost of sales literature. Selling dealers may receive up to 7.00% of purchase payments. (See "Sales of the Certificates".) We pay any expenses not covered by the charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

We will waive the contingent deferred sales charge in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement to the Certificate relating to such confinement.

The contingent deferred sales charge is not applicable to Certificates issued to our employees and other persons specified in "Sales of the Certificates".

We may reduce or change any contingent deferred sales charge percentage to 0% under a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Under the "Systematic Withdrawal Program" on page 21 and under other permitted circumstances, we may allow the 10% withdrawal amount to be available in the first Certificate Year. If so, the initial purchase payment will be substituted for the Certificate Value.

Deductions for Transfers of Variable Account Value

Currently, we do not charge a transfer fee. However, the Certificate allows us to charge up to $25 for each transfer in excess of 12 per year that occurs outside of the optional investment related programs. We will notify you prior to the imposition of any fee.

Deductions for Premium Taxes

We deduct the amount of any premium taxes required by any state or governmental entity. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. The actual amount of any such premium taxes will depend, among other things, on the type of Certificate you purchase (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, and the insurance tax laws of such states. Currently such premium taxes range from 0% to 3.5% of either total purchase payments or Certificate Value.

Deductions for Income Taxes

We will deduct income taxes from any amount payable under the Certificate that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

Total Variable Account expenses you will incur will be the certificate maintenance charge, the mortality and expense risk charge, and the daily distribution charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions and expenses paid out of the assets of the Eligible Funds. The prospectus for the Eligible Funds describes these deductions and expenses.

OTHER SERVICES

The Programs. We offer the following investment-related programs which are available only prior to the Income Date:
●	asset allocation;

●	dollar cost averaging;

●	systematic investment; and

●	systematic withdrawal programs.

A rebalancing program is available before and after the Income Date.

Under each program that uses transfers, the transfers between and among Sub-accounts and the Fixed Account are not subject to a transfer fee and are not counted as one of the 12 free transfers. Each of the programs has its own requirements, as discussed below. We reserve the right to terminate any program and you may terminate your participation in any program at any time.

We impose no charge for participating in the asset allocation, dollar cost averaging, systematic investment, or systematic withdrawal programs.

If you have submitted a telephone authorization form, you may make certain changes by telephone. For those programs involving transfers, you may change instructions by telephone with regard to which Sub-accounts or Fixed Account Certificate Value may be transferred. We describe the current conditions and procedures in Appendix B.

Dollar Cost Averaging Program. Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the Columbia Money Market Sub-account or the One-Year Guarantee Period Fixed Account option into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the Columbia Money Market Sub-account or the One-Year Guarantee Period Fixed Account option. We reserve the right to limit the number of Sub-accounts you may choose. Currently, there are no limits.

If you wish to participate in the program you must specify in writing whether you want the transfers to be made from the Columbia Money Market Sub-account or a specific One-Year Guarantee Period Fixed Account option. You must also tell us the monthly amount you want transferred (minimum $100) and the Sub-account(s) to which you want the transfers made. The first transfer will occur about 30 days after we receive your request. Each subsequent periodic transfer will occur at the close of the same valuation period. If you select monthly transfers and the first transfer occurs on April 8, the second transfer will occur at the close of the valuation period that includes May 8. When the remaining value is less than the monthly transfer amount, we will transfer that remaining value and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments, or by transferring Certificate Value, to the Columbia Money Market Sub-account or to a designated One-Year Guarantee Period Fixed Account option.

You may change the monthly amount you want transferred, the Sub-account(s) to which you want transfers made, or end the program. The program will automatically end on the Income Date. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 4:00 P.M. Eastern Time of the business day before the next scheduled transfer in order for the new instructions to be in effect for that transfer. We establish conditions and procedures for telephone instructions for dollar cost averaging from time to time. The current conditions and procedures appear in Appendix B, and you will be notified prior to any changes.

Asset Allocation Program. Previously you could select from five asset allocation model portfolios that were separately developed by Ibbotson Associates:
●	Model A - Capital Preservation,

●	Model B - Income and Growth,

●	Model C - Moderate Growth,

●	Model D - Growth, and

●	Model E - Aggressive Growth.

Sun Life (U.S.) has determined that Ibbotson Associates will no longer be periodically reviewing or changing the models for the asset allocation program and these models are no longer available for investment. If you previously elected one of the models developed by Ibbotson Associates, we will continue to automatically allocate your Purchase Payments and rebalance your Certificate Value on a quarterly basis among the Sub-accounts that are currently available in the model you chose, without further instruction, unless you advise us otherwise. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you or whether you wish to change your percentage allocations.

The Fixed Account is not available in any asset allocation model. You may allocate subsequent purchase payments, or Certificate Value, between an asset allocation model and the Fixed Account.

Rebalancing Program. Rebalancing allows you to maintain the percentage of your Certificate Value allocated to each Sub-account at a pre-set level. Over time, the variations in each Sub-account's investment results will shift the balance of your Certificate Value allocations. Under the rebalancing program, each quarter, if the allocations change from your desired percentages, we will automatically transfer your Certificate Value, including new purchase payments (unless you tell us otherwise), back to the percentages you specify. Rebalancing maintains your percentage allocations among the Sub-accounts, although it is accomplished by reducing your Certificate Value allocated to the better performing Sub-accounts. If you choose to allocate your purchase payments at such a pre-set percentage among the Sub-accounts, we will automatically rebalance the Certificate Value of each Sub-account on the last day of the calendar quarter to match your current percentage allocations. We will not charge a transfer fee for rebalancing.

You may terminate the program at any time or change the percentages by notifying us in writing. We must receive your changes ten days before the end of the calendar quarter.

Certificate Value allocated to the Fixed Account is not included in the rebalancing program. After the Income Date, the rebalancing program applies only to variable annuity payments, and we will rebalance the number of Annuity Units in each Sub-account. Annuity Units are used to calculate the amount of each annuity payment.

If your total Certificate Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of rebalancing. We may change, terminate, limit or suspend rebalancing at any time.

Systematic Investment Program. You may make purchase payments for Non-Qualified Certificates through monthly deductions from your bank account or payroll. You may elect this program by completing and returning a systematic investment program application and authorization form to us. You may obtain an application and authorization form from us or your sales representative. There is a current minimum of $50 per payment for the program.

Systematic Withdrawal Program. To the extent permitted by law, if you enroll in the systematic withdrawal program, we will make monthly, quarterly, semi-annual or annual distributions of a set dollar amount directly to you. We will treat such distributions for federal tax purposes as any other withdrawal or distribution of Certificate Value. You may specify the amount of each partial withdrawal, subject to a minimum of $100. You may make systematic withdrawals from any Sub-accounts or any Fixed Account option. However, any withdrawal from a Fixed Account option with a Guarantee Period whose original length is three or more years may be subject to a market value adjustment. (See Appendix A.)

In each Certificate Year, you may withdraw portions of Certificate Value without any contingent deferred sales charge ("free withdrawal amount"). If your withdrawals under the program exceed the free withdrawal amount, the excess will be subject to the applicable contingent deferred sales charge. We will add any unrelated voluntary partial withdrawal you make during a Certificate Year with withdrawals pursuant to the program to determine the applicability of any contingent deferred sales charge.

Unless you specify the Sub-account(s) or the Fixed Account option from which you want withdrawals of Certificate Value made, or if the amount in a specified Sub-account is less than the predetermined amount, we will make withdrawals under the program in the manner specified for partial withdrawals in "Partial Withdrawals and Surrender". We will process all Sub-account withdrawals under the program by canceling Accumulation Units equal in value to the amount to be distributed to you and to the amount of any applicable contingent deferred sales charge.

You may combine the program with all other programs except the systematic investment program.

It may not be advisable to participate in the systematic withdrawal program when making additional purchase payments under the Certificate, if you would incur a contingent deferred sales charge or receive taxable income as a result of the withdrawal. In either circumstance, it might be financially advantageous for you not to pay the purchase payment and forego the systematic withdrawal, thereby avoiding payment of the surrender charge or potential tax liability. However, if you own a Non-Qualified Certificate and are under 59 1/2, terminating a systematic withdrawal program or skipping a payment may subject you to penalty tax.

Systematic withdrawals may have adverse federal income tax consequences and you should, therefore, consult with a qualified tax professional before electing this option.

THE CERTIFICATES

Variable Account Value

The Variable Account Value for your Certificate is based on the sum of your proportionate interest in the value of each Sub-account to which you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Certificate and the appropriate Sub-account. Purchase payments are credited to your Certificate using the Accumulation Unit value that is next calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment.

Valuation Periods

We determine the value of the Variable Account each valuation period using the net asset value of the Eligible Fund shares. A valuation period is the period beginning at 4:00 P.M. (ET) which is the close of trading on the New York Stock Exchange and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When Eligible Fund shares were first purchased on behalf of the Variable Account, each Accumulation Unit was valued at a specified dollar amount. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:
(a)	is equal to:

	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus
	(ii)	the per share amount of any dividend or other distribution of the Eligible Fund made if the record date for such distribution occurs during that same valuation period.

(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)	is equal to:

	(i)	the valuation period equivalent of the annual rate for the mortality and expense risk charge; plus
	(ii)	the valuation period equivalent of the annual rate for the distribution charge; plus
	(iii)	a charge factor for any tax provision established by us as a result of the operations of that Sub-account.

If we have deducted the maximum cumulative sales charge limit, we will not deduct the daily distribution charge in (c)(ii) above. For Certificates issued to our employees and other persons specified in "Sales of the Certificates", the mortality and expense risk charge in (c)(i) above is .35% and the daily distribution charge in (c)(ii) above is eliminated. We may eliminate the daily distribution charge in (c)(ii) above for certain Certificates we issue in an internal exchange or transfer.

Modification of the Certificate

Only our President or Secretary may agree to alter the Certificate or waive any of its terms. A change may be made to the Certificate if there have been changes in applicable law or interpretation of law. Any changes must be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Certificate within ten days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Certificate is returned within the period. We will treat the returned Certificate as if we never issued it and will refund either the Certificate Value or purchase payments, whichever is required by state law. With respect to Certificates issued in exchange for a fixed annuity contract, we will refund the value of the old fixed annuity without consideration of the 3% interest credit in those states that require a return of premium. In states that require a return of Certificate Value, we will return the value of the old fixed annuity without consideration of the 3% interest credit as adjusted for positive or negative investment performance. Thus, the interest credit does not fully vest until the right to revoke period ends.

If we deliver your Certificate to you in California and you are age 60 or older, you may return the Certificate to us or to the agent from whom you purchased it. If you return the Certificate within 30 days after you received it, we will refund the Certificate Value.

DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. If the Certificate is In Force, you or any Joint Certificate Owner dies, or if the Annuitant dies when a non-natural person (such as a trust) owns the Certificate, we will treat the Designated Beneficiary as the Certificate Owner after such a death.

If the decedent's surviving spouse is the sole Designated Beneficiary, he or she will automatically become the new sole primary Certificate Owner as of the decedent's date of death. If the decedent was the Annuitant, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. The Certificate can stay In Force until another death occurs. Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may remain In Force for a period not to exceed five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its surrender value. If the Certificate is still in effect at the end of the five-year period, we will automatically end it by paying the Certificate Value to the Designated Beneficiary. If the Designated Beneficiary is not then alive, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

The Covered Person under this paragraph shall be the decedent if he or she is the first to die among you, any joint Certificate Owner, or Annuitant. If there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the Covered Person.

Upon the death of the Covered Person, we will increase the Certificate Value so that it equals the death benefit amount if it is less than the death benefit amount ("DBA"). The DBA is the greater of the "net purchase payment death benefit", the current Certificate Value or the "greatest Anniversary Value".

The net purchase payment death benefit is:
●	the initial purchase payment, plus

●	any additional purchase payments, minus

●	any partial withdrawals and any applicable contingent deferred sales charges.

Each day we determine the value of your Certificate during a Certificate Year, we will also value your "greatest Anniversary Value". The "greatest Anniversary Value" on the issue date is the initial purchase payment. Each day we will add to this amount any additional purchase payments made that day, and subtract an adjustment for withdrawals made that day. This adjustment equals the amount of the partial withdrawal:
●	divided by the Certificate Value immediately before the withdrawal; and

●	multiplied by the "greatest Anniversary Value" immediately before the withdrawal.

On each Certificate Anniversary, we compare the current Certificate Value to "greatest Anniversary Value", adjusted as described above. If the current Certificate Value exceeds the adjusted "greatest Anniversary Value", the current Certificate Value will become the new "greatest Anniversary Value". This new "greatest Anniversary Value" will be adjusted as described above during the following Certificate Year, if necessary. This process will continue until the Certificate Anniversary prior to the 81st birthday of the Covered Person. On this Certificate Anniversary, the greater of the current Certificate Value and the adjusted "greatest Anniversary Value" will become the new "greatest Anniversary Value". From that point on, the "greatest Anniversary Value" will not change unless subsequent purchase payments are made or withdrawals are taken, in which case the "greatest Anniversary Value" will be adjusted as described above.

When we receive due proof of the Covered Person's death, we will compare, as of the date of death, the Certificate Value and the DBA. If the Certificate Value was less than the DBA, we will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Covered Person's death and the 60th day after we receive proof of the death, surrender the Certificate for the Certificate Value without incurring any applicable contingent deferred sales charge. If the Designated Beneficiary surrenders the Certificate after the applicable 90 or 60 day period or surrenders it at any time after the death of a non-Covered Person, we will deduct any applicable contingent deferred sales charge. If the Designated Beneficiary does not surrender the Certificate, it will continue for the time period specified above.

Payment of Benefits. Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:
●	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

●	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

●

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time during which the remaining payments are to be made.

Death of Certain Non-Certificate Owner Annuitant. These provisions apply if, while the Certificate is In Force, the Annuitant dies, the Annuitant is not the Certificate Owner or a joint Certificate Owner, and the Certificate Owner is a natural person. The Certificate will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant. If there is no contingent annuitant, you will be the new Annuitant. If the Annuitant dies before you and any joint Certificate Owner, then the Annuitant is the Covered Person and we will increase the Certificate Value, as provided below, if it is less than the DBA, as defined above.

When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Certificate Value and the DBA. If the Certificate Value is less than the DBA, we will increase the Certificate Value by the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. You may surrender the Certificate within 90 days of the date of the Annuitant's death for the Certificate Value without incurring any applicable contingent deferred sales charge. If you surrender the Certificate after 90 days, we will deduct any applicable contingent deferred sales charge.

DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

Death of Annuitant. If the Annuitant dies while the Certificate is In Force, the Designated Beneficiary will control the Certificate. We will increase the Certificate Value, as provided below, if it is less than the DBA as defined above. When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, we will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We will allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after we are notified of the death, surrender the Certificate for the Certificate Value without incurring any applicable contingent deferred sales charge. If the Designated Beneficiary surrenders the Certificate after the applicable 90 or 60 day period, we will deduct any applicable contingent deferred sales charge.

If the Designated Beneficiary does not surrender the Certificate, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the period, we will automatically end it then by paying the Certificate Withdrawal Value (without the deduction of any applicable contingent deferred sales charge) to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

Payment of Benefits. You or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:
●	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

●	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

●

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application and you may exercise all the rights of the Certificate. Joint Certificate Owners are permitted. Contingent Certificate Owners are not permitted.

You may direct us in writing to change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. If the selection of a beneficiary or annuitant was designated "irrevocable", that selection may be changed only with that person's written consent.

Because a change of Certificate Owner by means of a gift may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. You should consult the plan administrator and a qualified tax professional as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Certificate at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Certificate may have limitations on your ability to assign the Certificate.

Because an assignment may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from any such assignment.

PARTIAL WITHDRAWALS AND SURRENDER

You may make partial withdrawals from the Certificate by notifying us in writing. The minimum withdrawal amount is $300. We may permit a lesser amount with the systematic withdrawal program. If the Certificate Value after a partial withdrawal would be below $2,500, we will treat the request as a withdrawal of only the amount over $2,500. The amount withdrawn will include any applicable contingent deferred sales charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount withdrawn from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

You may totally surrender the Certificate by notifying us in writing. Surrendering the Certificate will end it. Upon surrender, you will receive the Certificate Withdrawal Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may apply any surrender benefit of at least $5,000 to an annuity payment option for yourself. If the Certificate Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not make partial withdrawals or surrender annuity options based on life contingencies after annuity payments have begun. You may make partial withdrawals or surrender under Option A, described in "Annuity Options" below, which is not based on life contingencies, if you have selected a variable payout. Any partial withdrawal will reduce your future annuity payments.

Because of the potential tax consequences of a partial withdrawal or surrender, you should consult a qualified tax professional.

Participants under Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that you may not be able to take a partial withdrawal or surrender the Certificate under a Qualified Plan. You should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, we will begin payments to the Annuitant under the annuity option or options you have chosen. We determine the amount of the payments on the Income Date by applying to the Option you choose for your payments:
●	your Certificate Value,

●	increased or decreased by applying a limited market value adjustment of Fixed Account Value described in Appendix A,

●	less any premium taxes not previously deducted, and

●	less a pro rata portion of any applicable certificate maintenance charge that would be due on the next Certificate Anniversary.

From the payment amount determined in this way, we also subtract a portion of any applicable certificate maintenance charge, calculated as described in "Deductions for Certificate Maintenance Charge".

Annuity Option and Income Date

You may select an Annuity Option and Income Date at the time of application. If you do not select an Annuity Option, we automatically choose Option B. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the earlier of:
●	the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary, or

●	any maximum date permitted under state law.

You may continue to make purchase payments until you reach your Income Date.

Change in Annuity Option and Income Date

You may choose or change an Annuity Option or the Income Date by writing to us at least 30 days before the Income Date. However, any Income Date must be:
●	for fixed annuity options, not earlier than the first Certificate Anniversary, and

●	not later than the earlier of

	(i)	the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary, or
	(ii)	any maximum date permitted under state law.

Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed; and

Option C: Joint and Last Survivor Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with our general account Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate. We will determine the dollar amount of each fixed annuity payment by:
●

deducting from the Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A, any premium taxes not previously deducted and any applicable certificate maintenance charge;

●	dividing the remainder by $1,000; and

●	multiplying the result by the greater of:
	(i)	the applicable factor shown in the appropriate table in the Certificate; and
	(ii)	the factor we currently offer at the time annuity payments begin. We may base this current factor on the sex of the payee unless we are prohibited by law from doing so.

If you do not select an Annuity Option, we will automatically apply Option B. Unless you choose otherwise, we will apply:
●	Variable Account Value (less any premium taxes not previously deducted and less any applicable certificate maintenance charge) in its entirety to a variable annuity option, and

●	Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A less any premium taxes not previously deducted, to a fixed annuity option.

The same amount applied to a variable option and a fixed option will produce a different initial annuity payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we have the right to reduce the frequency of payments to a period that will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. We will pay periodic payments for a chosen number of years, not less than 5 nor over 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. We refer to Option A as Preferred Income Plan ("PIP"). At any time while we are making variable annuity payments, the payee may elect to receive the following amount:
●

the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (for the variable annuity this interest rate is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless at the time you chose Option A you selected 3% per year in writing); less

●	any contingent deferred sales charge due by treating the value defined above as a total surrender.

Instead of receiving a lump sum, the payee may elect another payment option and we will not reduce the amount applied to the option by the contingent deferred sales charge.

If, at the death of the payee, Option A payments have been made for fewer than the chosen number of years:
●	we will continue payments during the remainder of the period to the successor payee; or

●

the successor payee may elect to receive in a lump sum the then present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless the payee chose 3% per year at the time the option was selected.

The mortality and expense risk charge is deducted during the Option A payment period if a variable payout has been selected, but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option A. Under this option, we convert your annual payment into 12 equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described below in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in 12 equal monthly payments. The sum of the 12 monthly payments will exceed the annual payment amount because of an interest rate factor we use, which will vary from year to year. If the payments are commuted, (1) we will use the commutation method described below for calculating the present value of remaining annual payments and (2) use the interest rate that determined the current 12 monthly payments to commute any unpaid monthly payments.

See "Annuity Payments" for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. We will pay periodic payments during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:
●	we will continue payments during the remainder of the period to the successor payee; or

●

such successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless the payee had chosen 3% per year at the time the option was selected.

In the case of Options A and B, the present value of remaining payments referred to above will be based, for variable payments, on interest compounded annually at the current AIR or benchmark rate and on the assumption that each future payment is equal in amount to a payment determined using the applicable Sub-account annuity unit values for the Valuation Period which ends on the date of determination. For fixed annuity payments, the present value of the remaining fixed dollar payments will be based on interest compounded annually at the interest rate we used to create the annuity factor that was used in calculating the fixed payment amount.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. We will pay periodic payments for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment, or to receive only two annuity payments if both payees die after receipt of the second payment, and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by multiplying the Certificate Value you are applying to variable annuity payments by the annuity purchase rate for the Annuity Option you have selected. The annuity purchase rates are based on an assumed annual investment return (AIR or benchmark rate) of 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless you choose 3% in writing. (See below and "Variable Annuity Payment Values" in the Statement of Additional Information for more information on AIRs and how your initial variable payment is calculated.)

Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to:
●	the sum of all Sub-account payments, less

●	the pro-rata amount of the annual certificate maintenance charge.

Currently, there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments.

If you apply the same amount to a particular payment option, a 5% or 6% AIR will result in a larger initial payment than will a 3% AIR. You should note, however, that, assuming the same investment performance, your subsequent payments using a 5% or 6% AIR will increase by a smaller percentage (when they increase) and decrease by a larger percentage (when they decrease) than will subsequent payments using a 3% AIR. Indeed, it is possible that after a sufficient period of time, payments determined using a 5% or 6% AIR may be lower than payments commencing at the same time using the same Sub-accounts but a 3% AIR. Note that if you select Option A (Income for a Fixed Number of Years) and payments continue for the entire period, the 5% or 6% AIR payment amount will start out being larger than the 3% AIR amount but eventually the 5% or 6% AIR payment amount will become less than the 3% AIR payment amount. Whether you would be better off choosing a higher or lower AIR depends on the annuity payment option you choose, the investment performance of the Sub-accounts you choose, and the period for which payments are received.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment and deduct any overpayments, unless repaid in one sum, from future annuity payments until we are repaid in full.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We also reserve the right to suspend or postpone any type of payment from the Variable Account for any period when:
●	the New York Stock Exchange is closed other than customary weekend or holiday closings;

●	trading on the Exchange is restricted;

●	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

●	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the latter two conditions described above exist.

TAX STATUS

Introduction

This section provides general information on the federal income tax consequences of ownership of a Certificate based upon our understanding of current federal tax laws and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things whether the Certificate is issued under a Qualified Plan and, the type of retirement plan under which your Certificate is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Certificates that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Certificate or any transaction involving any Certificate. You should consult a qualified tax professional for advice before purchasing a Certificate or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Certificate.

You may purchase a Certificate that is not issued under a Qualified Plan ("Non-Qualified Certificate") or a Certificate that is used under a Plan that is Qualified under the provisions of the Internal Revenue Code of 1986, as amended (the "Code") (a "Qualified Certificate"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Certificate and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

For federal income tax purposes, purchase payments made under Non-Qualified Certificates are not deductible. Under certain circumstances, purchase payments made under Qualified Certificates may be excludible or deductible from taxable income. Any such amounts will also be excluded from the cost basis for purposes of determining the taxable portion of any distributions from a Qualified Certificate.

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Certificate should be based on the assumption that the purchase of a Qualified Certificate is necessary to obtain tax deferral under a qualified plan.

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial withdrawal, an assignment or gift of the Certificate, or annuity payments. A trust or other entity owning a Non-Qualified Certificate, other than as an agent for an individual, is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

Surrenders, Partial Withdrawals, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Certificate, the portion of the surrender payment that exceeds your cost basis in the Certificate is subject to tax as ordinary income. For Non-Qualified Certificates, the cost basis is generally the amount of the purchase payments made for the Certificate. For Qualified Certificates, the cost basis is generally zero and the entire surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Certificate. If the Designated Beneficiary elects to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the tax treatment applicable to persons inheriting and then selling mutual fund shares who receive a "stepped-up" basis equal to the date-of-death value of their shares and therefore will pay no tax on the sale of their shares unless the sale price exceeds the date-of-death value.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent the cash value (determined without regard to surrender charges) exceeds purchase payments. Then, to the extent the cash value does not exceed purchase payments, such withdrawals are treated as a non-taxable return of principal to you. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Certificate Value. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Certificate Value plus an additional amount representing the value of a death benefit and/or living benefit in your Certificate. If this were to occur, any withdrawal could have a higher proportion of the withdrawal derived from taxable investment earnings.

For partial withdrawals under a Qualified Certificate, a portion of each payment is treated as a non-taxable return of principal and the remaining amount is treated as taxable income. Since the cost basis of Qualified Certificates is generally zero, partial withdrawal amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Certificate, you will be subject to taxation under the rules applicable to partial withdrawals or surrenders. If you give away your Certificate to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Certificate. If the transfer is to a charity, you may be allowed a deduction for some or all of the value of the Certificate transferred.

A special computational rule applies if we issue to you, during any calendar year, two or more Certificates, or one or more Certificates and one or more of our other annuity contracts. Under this rule, all of the contracts will be treated as one contract. We believe this means that the amount of any distribution under any one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of each contract's cost basis.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero.

With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments, if any. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Annuity Option A, pursuant to which each annual payment is placed in our general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received. This acceleration would affect you if your first monthly payment for each year is received in a month other than January since those of your 12 monthly payments that are actually received in the next tax year would be treated as being constructively received (and taxable) in the current tax year.

The Code does not specifically address partial withdrawals after annuity payments have begun. Based on a private letter ruling issued by the IRS in 2000, it is our intention to report as taxable income the portion of any partial withdrawal from variable Annuity Option A that does not exceed immediately before the partial withdrawal the present value of remaining payments less the Certificate's remaining cost basis. Under this approach, a partial withdrawal of $10,000 when the present value is $150,000 and the remaining cost basis is $145,000 would result in taxable income of $5,000 being reported. Since private letter rulings do not bind the IRS, the IRS could take the position that the Code requires the full amount of the partial withdrawal ($10,000 in the example) to be treated as taxable income. Under either approach to determining the taxable income associated with a partial withdrawal, some taxpayers, such as those under age 59 1/2, could be subject to additional tax penalties. Because of the potential for adverse tax results as described above, you should carefully consider, prior to making a partial withdrawal, your need for funds from the Certificate and the tax implications. You should also consult a qualified tax professional prior to making a partial withdrawal.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on the following amounts received for Non-Qualified Certificates:
●	after the taxpayer attains age 59-1/2;

●	in a series of substantially equal periodic payments made for life or life expectancy;

●	after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the primary Annuitant, as defined in the Code);

●	if the taxpayer becomes totally and permanently disabled; or

●

under a Non-Qualified immediate annuity contract that provides for a series of substantially equal periodic payments; provided that only one purchase payment is made to the Certificate, that the Certificate is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Certificate Year.

Similar exceptions to the 10% penalty tax apply to distributions from Qualified Certificates.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA, an individual retirement annuity or account (IRA), a qualified trust or an eligible deferred compensation plan of a state or local government.

Section 1035 Exchanges. You may purchase a Non-Qualified Certificate with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:
●	the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Certificates";

●

purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and

●	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:

	(i)	the penalty tax does not apply to any distribution;
	(ii)	partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
	(iii)	assignments are not treated as surrenders subject to taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Certificate, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate will not be treated as an annuity contract. As a consequence, income earned on a Certificate would be taxable to you as ordinary income in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Certificate and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Certificate. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we have reserved certain rights to alter the Certificates and investment alternatives to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. However, you bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Qualified Plans

The Certificate is for use with several types of Qualified Plans. Under the Code, Qualified Plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Certificate in Qualified Plan, you should only consider the Certificate's other features, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Certificate with the various types of Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection with them, and, for Tax-Sheltered Annuities and traditional Individual Retirement Annuities, required minimum distribution requirements. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, excludes the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, distributions attributable to contributions made pursuant to a salary reduction agreement may be paid, through surrender of the Certificate or otherwise, only:

●	when the employee attains age 59-1/2, has a severance from employment, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code); or

●	in the case of hardship. A hardship distribution must be of contributions only and not of any income attributable to such contributions.

Even though a distribution may be permitted under these rules, it may be subject, in addition to income tax, to the 10% penalty tax as a premature distribution.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of 12/31/88. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Certificate, we will notify you if all or part of such distribution is eligible for rollover to another Eligible Retirement Plan. Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another Eligible Retirement Plan. The term "Eligible Retirement Plan" means an individual retirement account under Section 408(a), an individual retirement annuity under Section 408(b), a pension or profit sharing plan under Section 401(a), an annuity plan under Section 403(a), a tax-sheltered annuity under Section 403(b), or an eligible deferred compensation plan of a state or local government under Section 457(b).

Under the terms of a particular Section 403(b) plan, the participant may be entitled to transfer all or a portion of the Certificate Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" and "Roth IRA", respectively. These traditional individual retirement annuities and Roth IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible to contribute, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity. If you convert a traditional individual retirement annuity into a Roth IRA, the fair market value of the Certificate is included in taxable income. Under IRS Regulations and Revenue Procedure 2006-13, fair market value may exceed Certificate Value. Thus, you should consult with a qualified tax professional prior to any conversion.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, with respect to plans established by tax-exempt organizations, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities

If your Certificate is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Certificate's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Certificates issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Certificate's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Certificate (such as death and living benefits) will be added to the Certificate Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Certificate Value for RMD calculation purposes. First, if the only additional benefit provided under a Certificate is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Certificate Value. Second, if (1) the Certificate provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Certificate's additional benefits is no more than 20% of the 12/31 Certificate Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 account balance. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit and/or living benefit in your Certificate could cause your RMD amount to be higher than it would be without such a benefit.

Annuity Purchases by Nonresident Aliens

The discussion above provides general information regarding federal income tax consequences to annuity purchasers who are U.S. citizens or resident aliens. Purchasers who are not U.S. citizens or are resident aliens will generally be subject to U.S. federal income tax and withholding on the income portion of annuity distributions at a 30% rate, unless a lower rate applies in a U.S. treaty with the purchaser's country. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to an annuity purchase.

VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Certificate prior to the Income Date. The number of shares held in each Sub-account that are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Eligible Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having a voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

SALES OF THE CERTIFICATES

Certificates are sold by licensed insurance agents ("the Selling Agents") in those states where the Certificates may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with Sun Life (U.S.) and the principal underwriter, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, our wholly-owned subsidiary, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Sun Life (U.S.) (or its affiliates) pays the Selling Broker-Dealers compensation for the promotion and sale of the Certificate. The Selling Agents who solicit sales of the Certificate typically receive a portion of the compensation paid by us to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Certificate Owner or the separate account. We intend to recoup this compensation through fees and charges imposed under the Certificate, and from profits on payments we receive for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions we may pay to Selling Broker-Dealers may vary depending on the selling agreement but it not expected to be more than 6.00% of purchase payments, and 0.25% annually, based on the Certificate Value of those payments. We may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of purchase payments and/or a percentage of Certificate Value and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling-Broker-Dealer for which he or she works, may receive in connection with your purchase of a Certificate.

We may sell Certificates with lower or no dealer compensation (1) to a person who is an officer, director, or employee of ours or an affiliate of ours or (2) to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that (1) they are not subject to the deduction for the certificate maintenance charge, the asset-based distribution charge or the contingent deferred sales charge and (2) they have a mortality and expense risk charge of 0.35% per year.

We may sell Certificates with lower or no dealer compensation as part of an exchange program for other fixed ("Old FA") and variable ("Old VA") annuity contracts we previously issued. A Certificate issued in exchange for an Old VA that has a contingent deferred sales charge provision will be issued with an exchange endorsement. One effect of the endorsement is that we will not assess a contingent deferred sales charge under the Old VA at the time of the exchange. We will calculate any contingent deferred sales charge assessed under the Certificate in relation to the initial purchase payment (i.e., the amount exchanged) based on the actual time of each purchase payment under the Old VA. The endorsement also provides that we will not refund the amount described in "Right to Revoke" if the Certificate is returned. Instead, we will return the Old VA to the owner and treat it as if no exchange had occurred.

Additionally, under an exchange program from an Old FA, we may offer to credit the initial purchase payment upon receipt with additional interest equal to 3% of the purchase payment. Interest credited represents an allowance for future deductions of the mortality and expense risk charge consistent with anticipated cost savings. Such interest will be allocated on a pro-rata basis to the Sub-accounts you select. You should consult a qualified tax professional on the tax consequences of receiving this additional interest. Please see "Right to Revoke" provision for information on the amount you would receive if you exercise that right.

Commissions may be waived or reduced in connection with certain transactions described in this prospectus. During 2003, 2004, and 2005, approximately $304,294, $388,806, and $947,149, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Certificates.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CERTIFICATE OWNERS

You may write us with questions about your Certificate to Sun Life Assurance Company of Canada (U.S.), Client Service Department, P.O Box 9133, Wellesley Hills, MA 02481, or call (800) 367-3653.

TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Variable Annuity Benefits
Variable Annuity Payment Values
Re-Allocating Sub-account Payments
Safekeeping of Assets
Principal Underwriter
Independent Registered Public Accounting Firm
Investment Performance
Financial Statements

APPENDIX A

The Fixed Account (Also Known as the Modified Guaranteed Annuity Account)

Introduction

This appendix describes the Fixed Account option available under the Certificate.

Fixed Account Values are subject to a market value adjustment. The adjustment may result in an increase or decrease in amounts transferred and amounts paid to you or other payees (including withdrawals, surrenders, death benefits, and amounts applied to purchase annuity payments). However, a market value adjustment will not reduce the interest rate applied to amounts you allocate to a Guarantee Period to less than 3% per year. Payments made from Fixed Account Values at the end of a Guarantee Period are not subject to the market value adjustment.

Any purchase payments you allocate to the Fixed Account option become part of our general account. Because of provisions in the securities laws, our general account, including the Fixed Account, is not subject to regulation under the Securities Act of 1933 or the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Investments in the Fixed Account

We will allocate purchase payments to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment you want to allocate to each Guarantee Period. The percentage, if not zero, must be at least 5%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have, in writing, authorized us to accept telephone allocation instructions. By authorizing us to accept telephone changes, you are agreeing to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Certificate Value. We currently offer Guarantee Periods of up to 7 years. We also currently offer a Guarantee Period of 1 year, which is only for use with the Dollar Cost Averaging Program. We may change at any time the number and/or length of Guarantee Periods we offer. You or your salesperson should call 1-800-426-3750 for information on the Guarantee Periods that are currently offered. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of the period. At that time, you must select a different Guarantee Period.

Capital Protection Plus

We offer a capital protection plus program. Under this program, we allocate part of your purchase payment to the Guarantee Period you select. Currently, you may select the 7-year Guarantee Period. Based on the length of the period and the period's interest rate, we determine how much of your purchase payment must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment to the Sub-account(s) of the Variable Account based on your allocation instructions. If you surrender or transfer any part of the Fixed Account Value before the end of the guarantee period, the value at the end of that period will not equal your original purchase payment amount.

For example, assume you choose the 7-year Guarantee Period and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,331 to that Guarantee Period, because $6,331 will increase at that interest rate to $10,000 after seven years. The remaining $3,669 of the payment will be allocated to the Sub-account(s) you selected.

Fixed Account Value

Fixed Account Value is equal to:
●	all purchase payments allocated or amounts transferred to the Fixed Account plus the interest credited on those payments or amounts transferred; less

●	any prior partial withdrawals or transfers from the Fixed Account, including any applicable charges.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments allocated to the Fixed Account at rates we declare for Guarantee Periods of one or more years from the month and day of allocation. Any rate we set will be at least 3% per year.

Our interest crediting method may result in each of your Guarantee Periods being subject to different rates. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for or transferred to another Guarantee Period as a purchase payment allocation.

Application of Market Value Adjustment

No market value adjustment applies to Guarantee Periods of fewer than three years.

A market value adjustment applies to any Fixed Account Value surrendered, withdrawn, transferred, or applied to an Annuity Option from a Guarantee Period of three years or more, unless:
●	the transaction occurs at the end of the Guarantee Period, or

●	the Certificate is surrendered within 90 days of the date of death of the first Covered Person to die.

We apply the market value adjustment before we deduct any applicable contingent deferred sales charges or taxes.

If a market value adjustment applies to a surrender or the application to an Annuity Option, we will add or deduct any positive or negative market value adjustment amount, respectively, to your Certificate Value.

If a market value adjustment applies to either a partial withdrawal or a transfer, we will add or deduct any positive or negative market value adjustment, respectively, to the partial withdrawal or transfer amount after we have deducted the requested withdrawal or transfer amount from the Fixed Account Value. This means that the net amount may be more or less than the amount requested.

Effect of Market Value Adjustment

A market value adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The market value adjustment may be positive or negative. Any negative adjustment may be limited in amount (see "Market Value Adjustment Factor" below).

Generally, if the treasury rate (see "Treasury Rates" below) for your Guarantee Period is lower than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, the market value adjustment will result in a reduction of the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

On the other hand, if the treasury rate for your Guarantee Period is higher than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, then the market value adjustment will result in an increase in the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

Market Value Adjustment Factor

We compute the market value adjustment for each of your Guarantee Periods by multiplying the applicable amount surrendered, withdrawn, transferred, or applied to an Annuity Option, by the market value adjustment factor. The market value adjustment factor is calculated as the larger of formulas (a) and (b):

(a) [(1+a)/(1+b)](n/12)-1

where:

"a" is the treasury rate for the initial number of years in your Guarantee Period;

"b" is the treasury rate for a period equal to the time remaining (rounded up to the next whole number of 12-month periods) to the expiration of your Guarantee Period; and

"n" is the number of complete Guarantee Period Months remaining before the expiration of your Guarantee Period.

(b) [(1.03)/(1+i)](y+d/#)-1

where:
"i"	is the guaranteed interest rate for your Guarantee Period;

"y"	is the number of complete 12-month periods that have elapsed in your guarantee period;

"d"	is the number of calendar days since the end of the last complete 12-month period in your Guarantee Period or, if "y" is zero, the number of calendar days since the start of your Guarantee Period; and

"#"	is the number of calendar days in the current 12-month period of your Guarantee Period, which is generally 365 days.

As stated above, the formula (b) amount will apply only if it is greater than the formula (a) amount. This will occur only when the formula (a) amount is negative and the formula (b) amount is a smaller negative number. Under these conditions, formula a's full (normal) negative market value adjustment will be limited to the extent that adjustment would decrease your Guarantee Period's Fixed Account Value below the following amount:
(i)	the amount allocated to your Guarantee Period; less
(ii)	any prior systematic or partial withdrawal amounts and amounts transferred; less
(iii)	interest on the above items (i) and (ii) credited annually at a rate of 3% per year.

Treasury Rates

The treasury rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in "a" and "b" in formula (a) above. Weekly series are published at the beginning of the following week. The Determination Dates are the last business day before the first and fifteenth of each calendar month.

To determine the "a" treasury rate, we use the weekly series first published on or after the most recent Determination Date that occurs on or before the Start Date for the Guarantee Period. If the Start Date is the same as the Determination Date or the date of publication, or any date in between, we instead use the weekly series first published after the prior Determination Date. To determine the "b" treasury rate, we use the weekly series first published on or after the most recent Determination Date which occurs on or before the date on which the market value adjustment factor is calculated. If the calculation date is the same as the Determination Date or the date of publication, or any date in between, we will instead use the weekly series first published after the prior Determination Date.

If the number of years and/or 12-month periods specified in "a" or "b" is not equal to a maturity in the Treasury Constant Maturity Series, we determine the treasury rate by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If the Treasury Constant Maturity Series becomes unavailable, we will adopt a comparable constant maturity index. If such a comparable index is not available, we will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

End of a Guarantee Period

We will notify you in writing at least 30 days prior to the end of each of your Guarantee Periods. At the end of your Guarantee Period, we will automatically transfer your Guarantee Period's Fixed Account Value to the Columbia Money Market Sub-account unless we have received:

●	your election of a new Guarantee Period from among those we offer at that time; or

●	your instructions to transfer the ending Fixed Account Value to one or more Sub-accounts of the Variable Account.

You may not elect a new Guarantee Period longer than the number of years remaining until the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account subject to any applicable market value adjustment. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Certificate allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to one transfer every 30 days with a $2,000,000 per transfer dollar limit. See "Transfer of Variable Account Value" and "Limitations on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to changing the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. If you have authorized telephone transfers, you will be notified in advance of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 P.M. Eastern Time, which is the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any requests we receive later, we will execute at the close of the next business day.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

APPENDIX B

Telephone Instructions

Telephone Transfers of Certificate Values

1. If there are Joint Certificate Owners, both must authorize us to accept telephone instructions but either Certificate Owner may give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Certificate Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Certificate may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:
●	we receive your written revocation,

●	we discontinue the privilege, or

●	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before the 4:00 P.M. Eastern Time close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day

8. You must make all transfers in accordance with the terms of the Certificate and current prospectus. If your transfer instructions are not in good order, we will not execute the transfer and will notify the caller within 48 hours.

9. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

Distributed by:

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park

Wellesley Hills, MA 02481

Issued by:

Sun Life Assurance Company of Canada (U.S.)

P.O. Box 9133

Wellesley Hills, MA 02481

K.A.VAP 5/2006

Yes. I would like to receive the Keyport Advisor Variable Annuity Statement of Additional Information.

Yes. I would like to receive the Statement of Additional Information for the Eligible Funds of:

The Alger American Fund

Columbia Funds Variable Insurance Trust

Columbia Funds Variable Insurance Trust I

AllianceBernstein Variable Products Series Fund, Inc.

MFS Variable Insurance Trust

Name

Address

City

State

Zip

BUSINESS REPLY MAIL

FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

POSTAGE WILL BE PAID BY ADDRESSEE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

P.O. Box 9133

Wellesley Hills, MA 02481

NO POSTAGE

NECESSARY

IF MAILED

IN THE

UNITED STATES

PART B

STATEMENT OF ADDITIONAL INFORMATION

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
KEYPORT VARIABLE ACCOUNT A
OF
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ("Sun Life (U.S.)")

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Keyport Advisor variable annuity prospectus dated May 1, 2006. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Sun Life (U.S.) at P.O. Box 9133, Wellesley Hills, MA 02481 or by calling (800) 367-3653.

TABLE OF CONTENTS

Sun Life Assurance Company of Canada (U.S.)
Variable Annuity Benefits
Variable Annuity Payment Values
Re-Allocating Sub-account Payments
Safekeeping of Assets
Principal Underwriter
Independent Registered Public Accounting Firm
Investment Performance
Financial Statements

The date of this statement of additional information is May 1, 2006.

KA2006.SAI

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp. For additional information about Sun Life (U.S.), see page 11 of the prospectus.

VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, we calculate separately each Sub-account's contribution to your periodic payments. Your total periodic payment equals: (a) the sum of the payment amounts determined for all of the Sub-accounts you have selected; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

The portion of your first payment based on your interest in a Sub-account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of your interest in that Sub-account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option and the assumed annual investment rate ("AIR") you have selected; or (b) the factor currently offered by Sun Life (U.S.)at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law. The effect of your choice of AIR on the initial and subsequent annuity payments is explained in "Variable Annuity Payment Values" in the prospectus and in the last paragraph of this section.

The number of Annuity Units for each Sub-account will be determined by dividing such first payment by the Sub-account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-account Annuity Units; and (b) is the Sub-account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Sun Life (U.S.) uses an Annuity Unit value. Each Sub-account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Eligible Fund shares were first purchased on behalf of the Variable Account, each Annuity Unit for each Sub-account was valued at a specified dollar amount. The Unit value for each Sub-account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. (See "Net Investment Factor" in the prospectus.) This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each AIR, Sun Life (U.S.)calculates a net investment factor for each Sub-account by dividing (a) by (b), where:
(a)	is equal to the net investment factor as defined in the prospectus without any deduction for the Distribution Charge defined in (c)(ii) of the net investment factor formula; and

(b)

is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the AIR. The AIR for Annuity Units based on the Certificate's annuity tables is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates). An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-account Payments

The number of Annuity Units for each Sub-account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Sun Life (U.S.)to change the Sub-account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-account. The percentage for each Sub-account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Sun Life (U.S.)receives the request, Sun Life (U.S.)will: (a) value the Annuity Units for each Sub-account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

SAFEKEEPING OF ASSETS

Sun Life (U.S.) acts as custodian for, and is responsible for the safekeeping of, the assets of the Variable Account. Sun Life (U.S.) has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificates Owners' records, and all accounting, valuation, regulatory and reporting requirements.

PRINCIPAL UNDERWRITER

The Contract and Certificates, which are offered continuously, are distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), a subsidiary of Sun Life (U.S.).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report, dated March 23, 2006, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of the American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, the adoption of provisions of FASB Interpretation No. 46, Consolidation of Variable Interest Entities, and the adoption of provisions of FASB Interpretation No 46R, Consolidation of Variable Interest Entities, effective December 31, 2003 as described in Note 1), and have been included on their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of Keyport Variable Account A that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report dated April 7, 2006 accompanying the financial statements of Keyport Variable Account A expresses an unqualified opinion) and have been included on their authority as experts in accounting and auditing.

INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-accounts. A Sub-account's performance may also be compared to the performance of Sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity Sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as distribution charges or administrative charges) that are deducted directly from Certificate values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF INCOME

(in thousands)

For the years ended December 31,

	2005	2004	2003

Revenues:
Premiums and annuity considerations	$ 51,982	$ 58,820	$ 60,518
Net investment income	1,112,529	1,134,257	1,208,750
Net derivative income (loss)	16,474	(98,419)	(203,200)
Net realized investment gains	16,925	96,074	134,085
Fee and other income	362,275	357,011	319,596

Total revenues	1,560,185	1,547,743	1,519,749

Benefits and expenses:
Interest credited	637,502	673,442	783,999
Interest expense	123,279	128,522	120,905
Policyowner benefits	187,013	141,377	201,248
Amortization of deferred acquisition costs ("DAC") and value of business acquired ("VOBA")	243,821	82,876	98,398
Other operating expenses	196,543	214,495	184,472

Total benefits and expenses	1,388,158	1,240,712	1,389,022

Income before income tax expense, minority interest and cumulative effect of change in accounting principle	172,027	307,031	130,727

Income tax expense (benefit):
Federal	40,091	71,352	27,366
State	(2)	(98)	823
Income tax expense	40,089	71,254	28,189

Income before minority interest and cumulative
effect of change in accounting principles	131,938	235,777	102,538

Minority interest share of (loss) income	(1,214)	5,561	-

Income before cumulative effect of change in accounting principles	133,152	230,216	102,538

Cumulative effect of change in accounting principles, net of tax benefit of $4,814 and $4,064 in 2004 and 2003, respectively	-	(8,940)	(7,547)

Net income	$ 133,152	$ 221,276	$ 94,991

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

December 31,

ASSETS	2005	2004
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $15,620,827 and $16,207,312 in 2005 and 2004, respectively)	$ 15,677,148	$ 16,692,987
Trading fixed maturities at fair value (amortized cost of $1,982,762 and $1,408,618 in 2005 and 2004, respectively)	1,984,848	1,491,028
Subordinated note from affiliate held-to-maturity (fair value of $645,755 and $689,132 in 2005 and 2004, respectively)	600,000	600,000
Short-term investments	-	23,957
Mortgage loans	1,739,370	1,465,896
Derivative instruments - receivable	487,947	566,401
Limited partnerships	222,148	304,809
Real estate	170,510	168,139
Policy loans	701,769	696,305
Other invested assets	554,917	791,541
Cash and cash equivalents	347,654	552,949
Total investments	22,486,311	23,354,012

Accrued investment income	261,507	279,679
Deferred policy acquisition costs	1,341,377	1,147,181
Value of business acquired	53,670	24,130
Deferred federal income taxes	4,360	-
Goodwill	701,451	701,451
Receivable for investments sold	79,860	21,213
Reinsurance receivable	1,860,680	1,928,365
Other assets	122,239	111,131
Separate account assets	19,095,391	19,120,381

Total assets	$ 46,006,846	$ 46,687,543

LIABILITIES

Contractholder deposit funds and other policy liabilities	$ 18,668,578	$ 18,846,238
Future contract and policy benefits	768,297	721,135
Payable for investments purchased	248,733	284,511
Accrued expenses and taxes	150,318	95,655
Deferred federal income taxes	-	64,610
Long-term debt	-	33,500
Debt payable to affiliates	1,125,000	1,025,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,652,517	1,697,348
Derivative instruments - payable	197,765	228,774
Other liabilities	766,657	1,010,006
Separate account liabilities	19,095,391	19,120,381

Total liabilities	43,281,082	43,734,984

Commitments and contingencies - Note 19
Minority interest	-	5,561

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2005 and 2004	$ 6,437	$ 6,437
Additional paid-in capital	2,138,880	2,131,888
Accumulated other comprehensive income	19,260	180,638
Retained earnings	561,187	628,035

Total stockholder's equity	2,725,764	2,946,998

Total liabilities and stockholder's equity	$ 46,006,846	$ 46,687,543

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,

	2005	2004	2003

Net income	$ 133,152	$ 221,276	$ 94,991
Other comprehensive income (loss)
Net change in unrealized holding (losses) gains on
available-for-sale securities, net of tax and policyholder amounts	(79,814)	23,103	158,442
Minimum pension liability adjustment, net of tax	(1,842)	-	-
Reclassification adjustments of realized investment gains into net income	(79,722)	(70,146)	(179,672)

Other comprehensive loss	(161,378)	(47,043)	(21,230)

Comprehensive (loss) income	$ (28,226)	$ 174,233	$ 73,761

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31,

			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2002 - Restated	$ 6,437	$ 2,071,888	$ 248,911	$ 468,344	$ 2,795,580

Net income	-	-	-	94,991	94,991
Other comprehensive loss	-	-	(21,230)	-	(21,230)

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

Net income	-	-	-	221,276	221,276
Additional paid-in-capital	-	60,000	-	-	60,000
Dividends	-	-	-	(156,576)	(156,576)
Other comprehensive loss	-	-	(47,043)	-	(47,043)

Balance at December 31, 2004	$ 6,437	$ 2,131,888	$ 180,638	$ 628,035	$ 2,946,998

Net income	-	-	-	133,152	133,152
Additional paid-in-capital	-	6,992	-	-	6,992
Dividends	-	-	-	(200,000)	(200,000)
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	$ 6,437	$ 2,138,880	$ 19,260	$ 561,187	$ 2,725,764

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2005	2004	2003

Cash Flows From Operating Activities:
Net income from operations	$ 133,152	$ 221,276	$ 94,991
Adjustments to reconcile net income to net cash provided
by (used in) operating activities:
Minority interest share	(1,214)	5,561	-
Amortization (accretion) of discount and premiums	60,195	82,123	112,761
Amortization of DAC and VOBA	243,821	82,876	98,398
Depreciation and amortization	3,985	3,025	1,730
Non cash derivative activity	(93,478)	(18,690)	144,091
Net realized gains on investments	(16,925)	(96,074)	(134,085)
Net losses (gains) on trading investments	80,324	7,237	(63,573)
Net change in unrealized and undistributed (gains) losses in private equity limited partnerships	(48,244)	(58,981)	15,789
Interest credited to contractholder deposits	637,502	671,101	781,834
Deferred federal income taxes	22,047	72,648	43,029
Cumulative effect of change in accounting principles, net of tax	-	8,940	7,547
Changes in assets and liabilities:
Deferred acquisition costs	(261,917)	(346,996)	(263,762)
Accrued investment income	17,916	5,545	(28,655)
Future contract and policy benefits	25,123	(42,530)	(854)
Other, net	155,865	211,882	127,056
Net sales (purchases) of trading fixed maturities	(651,921)	27,801	(60,321)
Net cash provided by operating activities	306,231	836,744	875,976

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,685,008	10,472,377	13,004,400
Net cash from sale of subsidiary	17,040	39,687	1,500
Other invested assets	483,700	144,145	127,944
Mortgage loans	117,438	205,740	339,735
Real estate	947	-	14,275
Purchases of:
Available-for-sale fixed maturities	(5,269,211)	(10,367,260)	(13,414,490)
Other invested assets	(171,539)	(910,784)	(4,926)
Mortgage loans	(390,376)	(698,776)	(338,627)
Real estate	(6,648)	(86,743)	(16,153)
Changes due to other investments, net	(239,910)	728,637	5,100
Net change in policy loans	(5,464)	(3,418)	(10,858)
Net change in short-term investments	(4,576)	705	153,355

Net cash provided by (used in) investing activities	$ 216,409	$ (475,690)	$ (138,745)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2005	2004	2003

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$ 2,720,141	$ 2,552,431	$ 2,461,677
Withdrawals from contractholder deposit funds	(3,404,468)	(2,867,815)	(3,411,004)
Net cash of Sun Capital Advisers, Inc	-	(2,910)	-
Issuance of debt	100,000	-	-
Dividends paid to stockholder	(150,600)	(150,000)	-
Additional capital contributed	-	60,000	-
Other, net	6,992	42,004	(145,258)
Net cash used in financing activities	(727,935)	(366,290)	(1,094,585)

Net change in cash and cash equivalents	(205,295)	(5,236)	(357,354)

Cash and cash equivalents, beginning of year	552,949	558,185	915,539

Cash and cash equivalents, end of year	$ 347,654	$ 552,949	$ 558,185

Supplemental Cash Flow Information
Interest paid	$ 122,474	$ 120,195	$ 118,302

Supplemental Schedule of non-cash investing and financing activities

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity ("VIE"). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

On December 31, 2004, the Company distributed through a dividend to its parent, Sun Life of Canada (U.S.) Holdings, Inc., its interest in Sun Capital Advisers, Inc. As a result of the dividend, other assets decreased by $5.2 million, other liabilities decreased by $0.9 million, and accrued expenses and taxes decreased by $0.6 million in a non-cash transaction.

On June 30, 2004, the Company sold its interest in another consolidated VIE. As a result of the sale, bonds decreased by $51.0 million, other liabilities decreased by $11.1 million, deferred tax liability decreased by $3.8 million, notes payable decreased by $7.0 million, and other invested assets decreased by $0.6 million.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICs"), group life, group disability, and group stop loss insurance. These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets. The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is authorized to transact business in the State of New York.

As of December 31, 2004, SLC - U.S. Ops Holdings, was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), 150 King Street West, Toronto, Ontario, Canada. SLOC is a life insurance company incorporated in 1865. As of December 31, 2005, SLOC transacted business directly or through its subsidiaries and joint ventures in all of the Canadian provinces and territories, all of the United States, the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda, Barbados, Philippines, Indonesia, China and India. SLOC is a direct wholly-owned subsidiary of SLF.

On January 4, 2005, a reorganization was completed under which most of SLOC's asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned subsidiary of SLF. After this reorganization, the operations remaining in SLOC consist primarily of Sun Life Financial's life, health and annuities businesses in Canada, most of its life and health businesses in the United States, and all of its operations in the United Kingdom and Asia. SLOC continues to be a direct wholly-owned subsidiary of SLF. The Company and its subsidiaries are now indirect wholly-owned subsidiaries of Sun Life Financial Corp., and continue to be indirect wholly-owned subsidiaries of SLF.

On December 31, 2004, Sun Capital Advisers, Inc. ("SCA"), a registered investment adviser, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of the SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004, SCA's total assets were $8.1 million. SCA's net income was $1.9 million and $0.7 million for the years ended December 31, 2004 and 2003, respectively.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 million and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GENERAL (CONTINUED)

On December 31, 2003, Keyport Life Insurance Company ("Keyport") was merged with and into the Company with the Company as the surviving entity. Prior to the merger, the Company and Keyport were both indirect wholly-owned subsidiaries of SLC - U.S. Ops Holdings. The merger had no effect on the existing rights and benefits of policyholders and contractholders from either company. The Company is licensed and authorized to write all business that was previously written by the Keyport.

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2003 (in 000's):
	Keyport	SLUS	Surviving Entity
Total revenues	$ 893,846	$ 625,903	$ 1,519,749
Total expenditures	764,596	624,426	1,389,022
Pre-tax income	129,250	1,477	130,727

Net income	$ 76,452	$ 18,539	$ 94,991

Total Assets	$ 21,132,604	$ 22,541,772	$ 43,674,376

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2005, the Company owned all of the outstanding shares of SLNY, Sun Life of Canada (U.S.) SPE 97-I, Inc. ("SPE 97-I"), Clarendon Insurance Agency, Inc. ("Clarendon"), SLF Private Placement Investment Company I, LLC ("Private Placement I"), Sun Parkaire Landing LLC ("Sun Parkaire"), 7101 France Avenue Manager, LLC ("France Avenue"), Independence Life and Annuity Company ("Independence Life"), and Sun Life of Canada (U.S.) Holdings General Partner LLC (the "General Partner"). During 2005, Sun Benefit Services Company, Inc., an inactive subsidiary, was dissolved.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I (the "Partnership") and, as a result, the Partnership is consolidated with the results of the Company. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLC - U.S. Ops Holdings, and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the "Capital Trust").

In addition, the Company had consolidated a certain interest in a VIE. The consolidation of the VIE required the Company to report its minority interest relating to the equity ownership not controlled by the Company. The Company's interest in the VIE was sold on April 19, 2005.

All significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Included with available for sale fixed maturities are mortgage backed securities in the To Be Announced form, ('TBA'). The Company records these purchases on trade date and the corresponding payable is recorded as an outstanding liability in the payable for investments purchased until the settlement date of the transaction. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company will be unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for on either the cost or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The Company uses derivative financial instruments including swaps, options and futures as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and GICs, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises actual profits and its estimate of future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). DAC was reduced by $12.8 million and $172.9 million at December 31, 2005 and 2004, respectively, to reflect unrealized gains and losses.

VALUE OF BUSINESS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits.

VOBA is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). VOBA was decreased by $1.2 million and $48.2 million at December 31, 2005 and 2004, respectively, to account for unrealized investment gains and losses.

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport on November 1, 2001. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2005 and concluded that these assets were not impaired.

During 2004, the Company finalized tax periods that predated the acquisition of Keyport. In accordance with the Emerging Issues Task Force ("EITF") Issue No. 93-7, "Uncertainties Related to Income Taxes in a Purchase Business Combinations," adjustments upon resolution of income tax uncertainties that predate or result from a purchase business combination should be recorded as an increase or decrease to goodwill regardless of the time that has elapsed since the acquisition date. The Company reduced goodwill by $8.7 million in 2004 to record the difference between the estimated tax liability at the acquisition date and the final tax liability for closed tax years that predated the acquisition.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER ASSETS (CONTINUED)

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses that are not subject to amortization and of intangible assets related to product rights that have a weighted-average useful life of 7 years.

POLICY LIABILITIES AND ACCRUALS

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL") and GICs. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments and withdrawals. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Future contract and policy benefits are liabilities for traditional life, health and stop loss products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques.

Guaranteed minimum accumulation benefits or withdrawal benefits are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, stop loss and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

For the years ended December 31, 2005 and 2004, the Company participated in a consolidated federal income tax return with SLC - US Ops Holdings and other affiliates. For the 2003 tax year, as in prior years, the Company participated in the consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates. For 2003, Keyport filed a separate consolidated return with an affiliate, Independence Life.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts. The activity of the separate accounts is not reflected in the financial statements except for: (1) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned; and (2) the activity related to the guaranteed minimum death benefit ('GMDB'), guaranteed minimum income benefit ('GMIB'), guaranteed minimum accumulation benefit ('GMAB') and guaranteed minimum withdrawal benefit ('GMWB') are reflected in the Company's consolidated financial statements.

ACCOUNTING PRONOUNCEMENTS

New Accounting Pronouncements

In November of 2005, the FASB issued FASB Staff Position ("FSP") 115-1 and 124-1 "The Meaning of Other-Than-Temporary Impairments and its Application to Certain Investments." This FSP is effective for reporting periods beginning after December 15, 2005. The FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of the impairment loss. The statement also includes accounting guidance for periods subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Adoption of this FSP will not impact the methodology used by the Company to determine and measure impaired investments. See disclosure in Note 4.

In September of 2005, AICPA issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." This SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is in the process of evaluating the provisions of the proposed SOP and its impact on the Company's financial position and results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In May of 2005, the Financial Accounting Standards Board (the "FASB") issued FASB Statement 154 "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3." This statement is effective for fiscal years beginning after December 15, 2005. This statement changes the requirements for the accounting and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. The statement eliminates the requirement in APB 20 to include the cumulative effect of a change in accounting in the income statement in the period of change and requires retrospective applications to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the specific period effects or the cumulative effect of the change. This statement applies to changes required by new accounting pronouncements only when the pronouncement does not include specific transition guidance. The Company will adopt this statement as required in 2006 and report any changes in accounting principle to be implemented in accordance with the requirements of the this pronouncement.

Other Accounting Pronouncements

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

See Footnote 12 for additional information regarding the impact of adoption.

Effective December 31, 2003, the Company adopted the disclosure requirements of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." As a result, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. EITF No. 03-1 also requires certain qualitative disclosures about holdings with unrealized losses in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

In January 2003, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaces the previously issued FIN No. 46 and, subject to certain special provisions, is effective no later than the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN No. 46 and FIN 46R in the fourth quarter of 2003. Implementation of FIN No. 46 and FIN 46R resulted in the consolidation of two VIEs and increased total consolidated assets by $67.8 million at December 31, 2003. As required by FIN No. 46 and FIN 46R, the difference between the carrying amount of the assets and the fair value of the VIEs resulted in a cumulative effect of change in accounting principles, net of tax, of $7.5 million as of the date of adoption.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The Company has a greater than or equal to 20% involvement in eight VIEs at December 31, 2005. The Company is a creditor in five trusts, two limited liability companies and one special purpose entity that were used to finance commercial mortgages, franchise receivables, auto receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $40.2 million and $62.8 million at December 31, 2005 and 2004, respectively. The notes mature between February 2006 and December 2035. See Note 4 for additional information with respect to leveraged leases which is not included above.

Consolidated VIE's increased total consolidated assets by $64.3 million at December 31, 2004. The liabilities included a $33.5 million note issued in June 2000. The note will mature on June 1, 2012. The interest rate on the note is the three-month LIBOR plus 1.75% for the period from June 23, 2000 to December 1, 2005 and LIBOR for the period from December 1, 2005 to June 1, 2012. The Company's interests in the VIEs were sold on April 19, 2005 and June 30, 2004. Refer to disclosures in footnote 2 for further discussion on the sale of the VIE's.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

On December 31, 2004, SCA, a registered investment adviser and a wholly-owned subsidiary of the Company, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004 and 2003, SCA's net assets were $8.1 million and $5.1 million, respectively. SCA's net income for the years ended December 31, 2004 and 2003, was $1.9 million and $0.7 million, respectively.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income for the year ended December 31, 2004 includes net income of $7.1 million related to this VIE.

On December 31, 2003, Clarendon merged with an affiliate, Keyport Financial Services Corp ("KFSC")., with Clarendon as the surviving entity. KFSC was a wholly-owned subsidiary of Keyport.

On November 18, 2003, the Company sold its interest in its wholly-owned subsidiary, Vision Financial Corporation, for $1.5 million. A loss of approximately $1.0 million was realized on this transaction.

On April 1, 2003, Sun Life Financial Services Limited ("SLFSL"), a wholly-owned subsidiary of the Company, ceased operations and was liquidated during the fourth quarter of 2003. SLFSL served as marketing administrator for the distribution of offshore products offered by SLOC, an affiliate of the Company.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of the affiliated transactions for those affiliates that are not consolidated within the Company.

The Company and its subsidiaries have management services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $11.3 million in 2005, $24.4 million in 2004, and $73.3 million in 2003.

In accordance with a management service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $170.4 million, $136.8 million and $152.2 million for the years ended December 31, 2005, 2004 and 2003, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with SLC - U.S. Ops Holdings under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $23.4 million, $22.8 million and $21.3 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term, which is ending. Rent received by the Company under the leases amounted to approximately $10.6 million, $11.8 million, and $11.8 million in 2005, 2004 and 2003, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On December 31, 2004, the Company received a $60.0 million capital contribution from its parent, SLC - U.S. Ops Holdings.

In 2004, the employees of the Company became participants in a restricted share unit ("RSU") plan with its indirect parent, SLF. Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant. RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock. The Company incurred expenses of $7.0 million and $4.1 million relating to RSUs for the years ended December 31, 2005 and 2004, respectively.

In 2004, the employees of the Company became participants in a performance share unit ("PSU") plan with its indirect parent, SLF. Under the PSU plan, participants are granted units that are the equivalent to one SLF common share and have a fair market value of a SLF common share on the date of grant. PSUs earn dividend equivalents in the form of additional PSUs at the same rate as the dividends on SLF's common shares. No PSUs will vest or become payable unless SLF meets certain threshold targets with respect to specified performance targets. The plan provides for an enhanced payout if SLF achieves superior levels of performance to motivate participants to achieve a higher return for shareholders. Payments to participants are based on the number of PSUs earned multiplied by the market value of SLF's common shares at the end of a three-year performance period. The Company incurred expenses of $0.7 million and $0.3 million relating to PSUs for the years ended December 31, 2005 and 2004, respectively.

In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005. The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2003, the Company sold a $100.0 million note from MFS, an affiliate, to another affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"), for approximately $109.1 million. The note was sold at a gain of $9.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On July 25, 2002, the Company issued a $380.0 million promissory note at 5.76% and an $80 million promissory note at 5.71%, both maturing June 30, 2012 to an affiliate, Sun Life (Hungary) LLC. The Company pays interest semi-annually to Sun Life (Hungary) LLC. The Company expensed $26.5 million for interest on these promissory notes for each of the years ended December 31, 2005, 2004 and 2003, respectively. The proceeds of the notes were used to purchase fixed rate government and corporate bonds.

At December 31, 2005 and 2004, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, had $600 million of 8.526% partnership capital securities issued to the Capital Trust. The Company expensed $51.2 million for interest on these partnership capital securities for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, owned $600 million of 8.526% subordinated notes issued by its parent, Sun Life of Canada (U.S.) Holdings, Inc. Interest earned on these notes was $51.2 million for each of the years ended December 31, 2005, 2004 and 2003, respectively.

In 2004 and 2003, the Company purchased a total of $140.0 million in promissory notes from MFS. The interest rates on these notes range from 2.988% to 3.512% and the terms are from 3-5 years. Interest earned for the years ended December 31, 2005, 2004 and 2003 was $4.2 million, $4.0 million and $0.6 million, respectively. As of December 31, 2005, the Company sold and transferred these notes to affiliates. On December 31, 2005, the Company sold notes with a par value of $90.0 million to an affiliate, Sun Life (Hungary) LLC, and recognized a loss of $3.3 million. On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Company's direct parent, Sun Life of Canada (U.S.) Holdings, Inc. as a dividend. The Company recognized a loss of $0.6 million on the transfer of the notes to Sun Life of Canada (U.S.) Holdings, Inc.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $23.2 million, $35.0 million and $14.6 million, respectively, in commission fees to an affiliate, Sun Life Financial Distributors, Inc., ("SLFD"). In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million, $5.9 million and $3.7 million for the years ended December 31, 2005, 2004 and 2003, respectively.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $25.1 million, $45.1 million and $64.5 million, respectively, in commission fees to Independence Financial Marketing Group, Inc. ("IFMG"), an affiliate.

The Company has an administrative services agreement with SCA under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $2.4 million for the year ended December 31, 2005. SCA was no longer a consolidated entity in 2005.

The Company paid $16.4 million for the year ended December 31, 2005, in investment management services fees to SCA, an affiliate and registered investment adviser, on a cost-reimbursement basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On June 3, 2005, the Company entered into a Terms Agreement (the "Terms Agreement") with its affiliates Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (each, an "Initial Purchaser" and collectively, the "Initial Purchasers"), in connection with the offer and sale by the Issuer of $600.0 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes"). The payment obligations of the Issuer under the First Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the Secured Guarantee are secured by a floating rate funding agreement issued by the Company to the LLC on the same date. In addition, the Company issued a $100.0 million floating rate demand note payable to the LLC on the same date. The Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of November 11, 2004 (the "Purchase Agreement") by and among the Issuer, the ULC, the LLC, the Company and all of the Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes. The Company expensed $2.3 million for interest on the demand note for the year ended December 31, 2005.

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second Terms Agreement") with the Issuer, the ULC, the LLC, Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300.0 million of Series 2005-1-2 Floating Rate Notes due 2010 (the "Second Tranche Notes"). The payment obligations of the Issuer under the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to the Secured Guarantee, and the obligations of the LLC under the Secured Guarantee with respect to the Second Tranche Notes are secured by a floating rate funding agreement issued by the Company to the LLC on July 5, 2005. The Second Terms Agreement incorporates by reference the provisions of the Purchase Agreement. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify Citigroup and Morgan Stanley, against certain securities law liabilities related to the offering of the Second Tranche Notes.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900.0 million that effectively convert the floating rate payment obligations under the funding agreement to fixed rate obligations.

Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

The following table lists the details of notes due to affiliates at December 31, 2005 (in 000's):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/27	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/27	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/15	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/15	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/27	7,500	461
Sun Life (Hungary) LLC	Promissory	5.760%	06/30/12	380,000	21,888
Sun Life (Hungary) LLC	Promissory	5.710%	06/30/12	80,000	4,568
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR plus 35		100,000	2,279

				$ 1,125,000	$ 71,318

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2005, was as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,234,792	$ 40,958	$ (74,124)	$ 5,201,626
Foreign Government & Agency Securities	86,360	2,965	(64)	89,261
States & Political Subdivisions	742	24	-	766
U.S. Treasury & Agency Securities	449,877	4,773	(4,286)	450,364

Corporate securities:
Basic Industry	228,782	6,192	(3,384)	231,590
Capital Goods	602,974	20,310	(4,507)	618,777
Communications	1,285,638	32,582	(24,476)	1,293,744
Consumer Cyclical	1,321,417	16,741	(62,470)	1,275,687
Consumer Noncyclical	548,636	16,985	(6,206)	559,415
Energy	445,207	15,281	(2,225)	458,264
Finance	3,167,168	50,719	(28,844)	3,189,043
Industrial Other	246,421	9,913	(1,029)	255,305
Technology	49,288	853	(1,127)	49,014
Transportation	409,812	17,786	(7,739)	419,859
Utilities	1,543,713	54,264	(13,544)	1,584,433
Total Corporate	9,849,056	241,626	(155,551)	9,935,131

Total available-for-sale fixed maturities	$ 15,620,827	$ 290,346	$ (234,025)	$ 15,677,148

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 45,755	$ -	$ 645,755

Total held-to-maturity fixed maturities	$ 600,000	$ 45,755	$ -	$ 645,755

	Amortized	Gross	Gross	Estimated
	Cost	Gains	Losses	Fair Values
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 209,548	$ 1,915	$ (3,776)	$ 207,687
Foreign Government & Agency Securities	19,516	-	(136)	19,380

Corporate securities:
Basic Industry	8,649	783	-	9,432
Capital Goods	15,651	751	-	16,402
Communications	343,647	3,607	(8,542)	338,712
Consumer Cyclical	246,522	2,615	(6,160)	242,977
Consumer Noncyclical	84,411	712	(2,370)	82,753
Energy	27,675	3,187	-	30,862
Finance	713,043	13,996	(8,285)	718,754
Industrial Other	47,464	798	(928)	47,334
Technology	3,801	82	-	3,883
Transportation	60,950	2,588	(4,696)	58,842
Utilities	201,885	8,244	(2,299)	207,830
Total Corporate	1,753,698	37,363	(33,280)	1,757,781

Total trading fixed maturities	$ 1,982,762	$ 39,278	$ (37,192)	$ 1,984,848

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2004, was as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,250,374	$ 106,024	$ (33,560)	$ 5,322,838
Foreign Government & Agency Securities	99,771	4,789	(21)	104,539
States & Political Subdivisions	1,212	50	-	1,262
U.S. Treasury & Agency Securities	573,446	12,539	(1,174)	584,811
Subordinated notes from affiliate	140,000	-	-	140,000

Corporate securities:
Basic Industry	298,352	16,577	(1,649)	313,280
Capital Goods	667,459	38,995	(1,429)	705,025
Communications	1,428,598	61,135	(7,811)	1,481,922
Consumer Cyclical	1,341,480	51,605	(2,935)	1,390,150
Consumer Noncyclical	512,153	30,345	(367)	542,131
Energy	527,782	27,370	(711)	554,441
Finance	2,979,627	92,043	(14,145)	3,057,525
Industrial Other	311,829	11,198	(1,522)	321,505
Technology	57,867	2,774	(569)	60,072
Transportation	526,567	25,104	(9,549)	542,122
Utilities	1,490,795	83,231	(2,662)	1,571,364
Total Corporate	10,142,509	440,377	(43,349)	10,539,537

Total available-for-sale fixed maturities	$ 16,207,312	$ 563,779	$ (78,104)	$16,692,987

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 89,132	$ -	$ 689,132

Total held-to-maturity fixed maturities	$ 600,000	$ 89,132	$ -	$ 689,132

	Amortized	Gross	Gross	Estimated
	Cost	Gains	Losses	Fair Values
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 121,729	$ 4,427	$ (1,051)	$ 125,105
Foreign Government & Agency Securities	6,313	711	(11)	7,013

Corporate securities:
Basic Industry	31,844	2,363	-	34,207
Capital Goods	48,839	2,939	-	51,778
Communications	177,288	10,753	(300)	187,741
Consumer Cyclical	198,733	10,684	(159)	209,258
Consumer Noncyclical	23,344	1,209	(13)	24,540
Energy	35,714	4,987	-	40,701
Finance	453,387	25,198	(973)	477,612
Industrial Other	46,089	3,034	(189)	48,934
Technology	3,802	302	-	4,104
Transportation	63,291	5,453	(3,107)	65,637
Utilities	198,245	16,154	(1)	214,398
Total Corporate	1,280,576	83,076	(4,742)	1,358,910

Total trading fixed maturities	$ 1,408,618	$ 88,214	$ (5,804)	$ 1,491,028

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2005
	Amortized Cost	Estimated Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 453,294	$ 453,070
Due after one year through five years	2,529,687	2,535,451
Due after five years through ten years	4,333,947	4,350,783
Due after ten years	3,069,107	3,136,218
Subtotal - Maturities available-for-sale	10,386,035	10,475,522
Asset-backed securities	5,234,792	5,201,626
Total Available-for-sale	$ 15,620,827	$ 15,667,148

Maturities of trading fixed securities:
Due in one year or less	$ 89,749	$ 90,981
Due after one year through five years	503,839	505,854
Due after five years through ten years	994,999	984,407
Due after ten years	184,627	195,920
Subtotal - Maturities of trading	1,773,214	1,777,162
Asset-backed securities	209,548	207,686
Total Trading	$ 1,982,762	$ 1,984,848

Maturities of held-to-maturity fixed securities:
Due after ten years	$ 600,000	$ 645,755

Gross gains of $61.0 million, $152.5 million and $196.4 million and gross losses of $38.9 million, $45.4 million and $44.9 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2005, 2004 and 2003, respectively.

Fixed maturities with an amortized cost of approximately $10.9 million and $10.9 million at December 31, 2005 and 2004, respectively, were on deposit with federal and state governmental authorities as required by law.

The Company had unfunded commitments with respect to funding of limited partnerships of approximately $71.3 million and $91.1 million at December 31, 2005 and 2004, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

As of December 31, 2005 and 2004, 94.7% and 95.7%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations. During 2005, 2004 and 2003, the Company incurred realized losses totaling $29.7 million, $32.5 million and $62.8 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

The Company has discontinued accruing income on several of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced previously accrued income by $1.7 million, $7.0 million and $10.1 million for the years ended December 31, 2005, 2004 and 2003, respectively. The fair market value of these investments was $24.4 million, $29.8 million and $80.8 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2005:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 62,351	$ (1,334)	$ 47,710	$ (2,050)	$ 110,061	$ (3,384)
Capital Goods	37,622	(476)	172,069	(4,031)	209,691	(4,507)
Communications	207,469	(12,291)	284,749	(12,185)	492,218	(24,476)
Consumer Cyclical	475,628	(31,554)	352,308	(30,916)	827,936	(62,470)
Consumer Noncyclical	82,655	(3,602)	116,271	(2,604)	198,926	(6,206)
Energy	44,087	(739)	56,103	(1,486)	100,190	(2,225)
Finance	754,646	(13,576)	685,785	(15,268)	1,440,431	(28,844)
Industrial Other	12,450	(535)	17,657	(494)	30,107	(1,029)
Technology	18,971	(829)	6,703	(298)	25,674	(1,127)
Transportation	64,664	(2,987)	95,889	(4,752)	160,553	(7,739)
Utilities	138,031	(3,438)	444,299	(10,106)	582,330	(13,544)

Total Corporate	1,898,574	(71,361)	2,279,543	(84,190)	4,178,117	(155,551)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,965,773	(43,011)	1,240,823	(31,113)	3,206,596	(74,124)
Foreign Government & Agency Securities	1,002	(3)	19,118	(61)	20,120	(64)
U.S. Treasury & Agency Securities	56,051	(633)	216,469	(3,653)	272,520	(4,286)

Total Non-Corporate	2,022,826	(43,647)	1,476,410	(34,827)	3,499,236	(78,474)

Grand Total	$ 3,921,400	$ (115,008)	$ 3,755,953	$ (119,017)	$ 7,677,353	$ (234,025)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2004:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 30,787	$ (461)	$ 23,104	$ (1,188)	$ 53,891	$ (1,649)
Capital Goods	119,885	(938)	14,733	(491)	134,618	(1,429)
Communications	196,250	(4,153)	83,702	(3,658)	279,952	(7,811)
Consumer Cyclical	221,428	(2,478)	10,620	(457)	232,048	(2,935)
Consumer Noncyclical	60,192	(367)	-	-	60,192	(367)
Energy	26,575	(372)	7,100	(339)	33,675	(711)
Finance	693,913	(8,606)	146,825	(5,539)	840,738	(14,145)
Industrial Other	95,881	(938)	20,346	(584)	116,227	(1,522)
Technology	25,431	(569)	-	-	25,431	(569)
Transportation	39,596	(367)	95,630	(9,182)	135,226	(9,549)
Utilities	209,995	(1,965)	33,919	(697)	243,914	(2,662)

Total Corporate	1,719,933	(21,214)	435,979	(22,135)	2,155,912	(43,349)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,358,934	(11,026)	283,699	(22,534)	1,642,633	(33,560)
Foreign Government & Agency Securities	2,459	(21)	-	-	2,459	(21)
U.S. Treasury & Agency Securities	233,308	(1,174)	-	-	233,308	(1,174)

Total Non-Corporate	1,594,701	(12,221)	283,699	(22,534)	1,878,400	(34,755)

Grand Total	$ 3,314,634	$ (33,435)	$ 719,678	$ (44,669)	$ 4,034,312	$ (78,104)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss for more than six months are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments as well as the Company's intention, if any, to dispose of its position. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions. The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2005 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	17	7	24
Capital Goods	6	18	24
Communications	46	44	90
Consumer Cyclical	71	40	111
Consumer Noncyclical	23	18	41
Energy	9	14	23
Finance	113	81	194
Industrial Other	1	6	7
Technology	2	1	3
Transportation	17	43	60
Utilities	32	42	74

Total Corporate	337	314	651

Non-Corporate
Asset Backed and Mortgage Backed Securities	696	353	1,049
Foreign Government & Agency Securities	1	2	3
U.S. Treasury & Agency Securities	16	32	48

Total Non-Corporate	713	387	1,100

Grand Total	1,050	701	1,751

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2004 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	6	2	8
Capital Goods	6	6	12
Communications	18	11	29
Consumer Cyclical	20	1	21
Consumer Noncyclical	8	0	8
Energy	4	2	6
Finance	62	14	76
Industrial Other	5	3	8
Technology	1	0	1
Transportation	36	31	67
Utilities	15	7	22

Total Corporate	181	77	258

Non-Corporate
Asset Backed and Mortgage Backed Securities	278	91	369
Foreign Government & Agency Securities	2	0	2
U.S. Treasury & Agency Securities	27	0	27

Total Non-Corporate	307	91	398

Grand Total	488	168	656

Mortgage Loans and Real Estate

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2005	2004

Total mortgage loans	$ 1,739,370	$ 1,465,896

Real estate:
Held-for-sale	-	628
Held for production of income	170,510	167,511
Total real estate	$ 170,510	$ 168,139

Accumulated depreciation on real estate was $23.0 million and $19.1 million at December 31, 2005 and 2004, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired-but-performing mortgage loans totaling $12.6 million and $16.5 million at December 31, 2005 and 2004, respectively, against which there are allowances for losses of $6.3 million and $7.6 million, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2005
Mortgage loans	$ 7,646	$ 800	$ (2,174)	$ 6,272

2004
Mortgage loans	$ 6,365	$ 1,530	$ (249)	$ 7,646

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2005	2004
Property Type:
Office building	$ 703,927	$ 620,273
Residential	87,874	89,831
Retail	751,041	619,021
Industrial/warehouse	264,567	237,020
Other	108,743	75,536
Valuation allowances	(6,272)	(7,646)
Total	$ 1,909,880	$ 1,634,035

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

	2005	2004
Geographic region:

Alabama	$ 8,070	$ 408
Arizona	48,113	45,753
California	144,829	137,387
Colorado	33,238	33,096
Connecticut	30,026	32,973
Delaware	15,194	15,847
Florida	140,592	116,327
Georgia	80,802	78,360
Illinois	23,118	10,473
Indiana	19,950	16,203
Kentucky	25,623	15,015
Louisiana	32,186	21,531
Maryland	64,724	57,323
Massachusetts	142,421	137,535
Michigan	6,799	8,719
Minnesota	53,157	46,341
Missouri	34,567	32,323
Nebraska	7,948	5,368
Nevada	7,509	8,055
New Jersey	36,042	31,943
New Mexico	7,386	7,633
New York	240,390	232,312
North Carolina	43,111	39,831
Ohio	128,525	93,896
Oregon	11,968	6,391
Pennsylvania	118,709	102,767
Tennessee	32,430	26,714
Texas	211,889	136,237
Utah	29,718	28,528
Virginia	17,386	18,378
Washington	73,326	68,389
Wisconsin	19,494	4,658
All other	26,912	24,967
Valuation allowances	(6,272)	(7,646)
Total	$ 1,909,880	$ 1,634,035

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

At December 31, 2005, scheduled mortgage loan maturities were as follows:

2006	$ 11,745
2007	52,697
2008	45,809
2009	42,455
2010	72,676
Thereafter	1,513,988
Total	$ 1,739,370

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $115.8 million and $54.0 million at December 31, 2005 and 2004, respectively.

During 2004 and 2003, the Company sold commercial mortgage loans in securitization transactions. The mortgages were primarily sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates. In these transactions, the Company retained investment tranches, which are considered available-for-sale securities, in addition to servicing rights. The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interests are subject to credit and interest rate risk on the transferred financial assets. The Company recognized pre-tax gains of $3.0 million and $24.6 million for its 2004 and 2003 securitization transactions, respectively. The Company did not sell any commercial mortgage loans in securitization transactions in 2005.

The tranches retained through the 2004 securitization, were considered interest only strips ("I/O"). Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2004 were as follows:

	Exeter I/O	Fairfield I/O

Prepayment speed	-	-
Weighted average life in years	5.72-5.92	2.89-8.74
Expected credit losses	-	-
Residual cash flows discount rate	4.80%-4.84%	4.43%-5.28%
Treasury rate interpolated for average life	3.35%-3.39%	3.18%-4.03%
Spread over treasuries	1.45%	1.25%
Duration in years	6.64-10.14	1.45-4.92

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

	Exeter I/O	Fairfield I/O
Amortized cost of retained
Interests	$ 775	$ 719
Fair value of retained interests	841	674
Weighted average life in years	2.32-2.96	1.00-4.36

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	785	621
Fair value of retained interest as a result of a .30% of adverse change	757	595

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	839	672
Fair value of retained interest as a result of a 20% of adverse change	837	670

The outstanding principal amount of the securitized commercial mortgage loans was $873.2 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization through December 31, 2005.

The tranches retained through the 2003 securitization were subordinated secured notes. Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2003 were as follows:

Commercial Mortgages

Prepayment speed	-
Weighted average life in years	14.123-14.84
Expected credit losses	-
Residual cash flows discount rate	5.65%-5.92%
Treasury rate interpolated for average life	4.37%-4.40%
Spread over treasuries	1.28%-1.52%
Duration in years	20.46-20.66

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

Commercial Mortgages
Amortized cost of retained
Interests	$ 15,511
Fair value of retained interests	17,538
Weighted average life in years	13.69-14.10

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	17,528
Fair value of retained interest as a result of a .30% of adverse change	17,522

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	16,868
Fair value of retained interest as a result of a 20% of adverse change	16,231

The outstanding principal amount of the securitized commercial mortgage loans was $363.9 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2005.

Securities Lending

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned. The Company maintains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $495.7 million and $735.7 million at December 31, 2005 and 2004, respectively.

Leveraged Leases

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The leveraged lease is included as a part of other invested assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2005	2004
Lease contract receivable	$ 25,914	$ 31,803
Less: non-recourse debt	(1,410)	(1,415)
Net Receivable	24,504	30,388
Estimated value of leased assets	21,420	21,420
Less: unearned and deferred income	(9,178)	(11,928)
Investment in leveraged leases	36,746	39,880
Less: fees	(138)	(138)
Net investment in leveraged leases	$ 36,608	$ 39,742

Derivatives

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged. The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk. Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement. A premium is paid on settlement date and no further cash transactions occur until the positions expire. The swaptions have a physical settlement at expiration for which an interest rate swap becomes effective. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter ("OTC") put options and exchange traded futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the mortality and expense risk charges and GMDB and living benefit features of the Company's variable annuities. The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with derivative instruments - receivable in the Company's balance sheet.

Standard & Poor's indexed futures contracts are entered into for purposes of hedging equity-indexed products. The interest credited on these 1, 5, 7 and 10 year term products is based on the changes in the S&P 500 Index. On trade date, an initial cash margin is exchanged. Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issued annuity contracts and GICs that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or GIC) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

From the second quarter in 2000 until the second quarter in 2002, the Company marketed GICs to unrelated third parties. Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains on the translation of foreign currency denominated GIC liabilities of $197.1 million for the year ended December 31, 2005, and losses of ($83.3) million and ($158.6) million for the years ended December 31, 2004 and 2003, respectively.

Beginning in the second quarter 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program. The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) for the years ended December 31 consisted of the following:
	2005	2004	2003
Net expense on swap agreements	$ (64,915)	$ (62,514)	$ (87,721)
Change in fair value of swap agreements (interest rate, currency, and equity)	101,320	(43,977)	197,506
Change in fair value of options, futures and embedded derivatives	(19,931)	8,072	(312,985)
Total derivative income (losses)	$ 16,474	$ (98,419)	$ (203,200)

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2005 and 2004, $35.6 million and $33.6 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2005
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 6,764,984	$ (115,333)
Currency swaps	534,916	116,070
Equity swaps	181,334	29,463
Currency forwards	2,571	(2,079)
Credit Default Swaps	10,000	(3)
Futures	745,009	(1,724)
Swaptions	2,500,000	8,979
S&P 500 index call options	3,410,279	225,243
S&P 500 index put options	1,160,202	29,566

Total	$ 15,309,295	$ 290,182

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

	2004
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 5,948,576	$ (212,661)
Currency swaps	805,849	290,776
Equity swaps	250,207	28,254
Currency forwards	1,547	(81)
S&P 500 index call options	2,986,757	188,481
S&P 500 index put options	1,217,980	42,858

Total	$ 11,210,916	$ 337,627

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) arose from sale of the following security types for the years ended December 31:

	2005	2004	2003

Fixed maturities	$ 21,873	$ 108,603	$ 159,474
Equity securities	(6)	3,375	(1,465)
Mortgage and other loans	614	858	25,528
Real estate	318	-	3,862
Other invested assets	12,741	(1,601)	4,800
Other than temporary declines	(29,707)	(32,494)	(62,834)
Gains on impaired assets	11,092	17,333	4,720

Total	$ 16,925	$ 96,074	$ 134,085

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2005	2004	2003

Fixed maturities	$ 921,803	$ 1,030,973	$ 1,114,949
Mortgage and other loans	103,253	83,986	76,259
Real estate	11,047	11,615	6,952
Policy loans	37,595	42,821	43,335
Other	55,245	(19,715)	(20,364)
Gross investment income	1,128,943	1,149,680	1,221,131
Less: Investment expenses	16,414	15,423	12,381
Net investment income	$ 1,112,529	$ 1,134,257	$ 1,208,750

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2005		2004
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 347,654	$ 347,654	$ 552,949	$ 552,949
Fixed maturities	18,261,996	18,307,751	18,784,015	18,873,147
Equity securities	15,427	15,427	1,006	1,006
Short-term investments	-	-	23,957	23,957
Mortgages	1,739,370	1,790,629	1,465,896	1,546,834
Derivatives instruments -receivables	487,947	487,947	566,401	566,401
Policy loans	701,769	701,769	696,305	696,305
Separate accounts	19,095,391	19,095,391	19,120,381	19,120,381

Financial liabilities:
Policy liabilities	18,668,578	17,449,961	18,846,238	17,677,082
Derivative instruments - payables	197,765	197,765	228,774	228,774
Long-term debt	-	-	33,500	33,500
Long-term debt to affiliates	1,125,000	1,178,918	1,025,000	1,100,501
Partnership capital securities	607,826	645,755	607,826	689,132
Separate accounts	19,095,391	19,095,391	19,120,381	19,120,381

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair value of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives: The fair values of swaps are based on current settlement values. The current settlement values are based on dealer quotes and market prices. Fair values for options and futures are based on dealer quotes and market prices.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair values of other deposits with future maturity dates are estimated using discounted cash flows. The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques. GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are included in contractholder deposit funds. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company periodically evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability from this contingency is unlikely. A brief discussion of the Company's reinsurance agreements by segment follows.

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life ("SPWL") insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of approximately $1.7 billion and $1.7 billion as of December 31, 2005 and 2004, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.

By reinsuring the SPWL policies, the Company reduced net investment income by $82.7 million and $91.2 million for the years ended December 31, 2005 and 2004, respectively. The Company also reduced interest credited by $57.5 million and $79.6 million for the years ended December 31, 2005 and 2004, respectively. In addition, the Company also increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $13.1 and $13.6 million for the years ended December 31, 2005 and 2004, respectively. The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis. Fee income was reduced by $33.3 million, $28.7 million and $23.4 million for the years ended December 31, 2005, 2004 and 2003, respectively, to account for these agreements.

Effective October 1, 2004, the Company no longer acts as the reinsurer of risk under the lapse protection benefit for certain universal life contracts issued by SLOC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

8. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly renewable term basis. The agreement provided that SLOC would reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of SLNY's group long-term disability contracts. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company's group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $700,000 per claim for group life contracts ceded by the Company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2005	2004	2003

Insurance premiums:
Direct	$ 54,915	$ 62,939	$ 67,959
Ceded	2,933	4,119	7,441
Net premiums	$ 51,982	$ 58,820	$ 60,518

Insurance and other individual policy benefits and claims:
Direct	$ 225,936	$ 170,381	$ 230,384
Ceded	38,923	29,004	29,136
Net policy benefits and claims	$ 187,013	$ 141,377	$ 201,248

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS

The Company sponsors two non-contributory defined benefit pension plans for its employees and certain affiliated employees. Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"). Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the two non-contributory defined benefit pension plans including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 choose to continue their participation in the plan (the "Grandfathered Participants"), (ii) those participants who are receiving on December 31, 2005 severance or termination payments and (iii) those participants who are receiving on December 31, 2005 amounts paid under the Long Term Disability plan sponsored by the Company;

Due to the pension plan changes, a $1.9 million curtailment charge was recognized.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of 12/31/05, a "grandfathered employee" or a "Rule 75 employee".

A grandfathered employee shall mean an active employee (i) who retires on or after January 1,2006 and (ii) who as of January 1,2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A rule 75 employee shall mean active employees (i) who are not Grandfathered employees, ii) who retire on or after January 1, 2006, and (iii) who when they retire are at least age 55 with 15 or more years or service and whose age plus service is at least 75.

For grandfathered and rule of 75 employees retiree medical coverage is provided at reduced cost.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the pension plans' (retirement plan and agent pension plan) projected benefit obligations and assets, as well as the plans' funded status at December 31:

	2005	2004
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 215,439	$ 191,689
Service cost	10,948	9,873
Interest cost	13,839	12,118
Actuarial loss (gain)	17,780	7,039
Benefits paid	(6,105)	(5,280)
Plan amendments	2,344	-
Curtailment loss (gain)	(24,700)	-
Projected benefit obligation at end of year	$ 229,545	$ 215,439

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 233,551	$ 205,737
Other	(1,250)	(1,050)
Actual return on plan assets	25,900	34,144
Benefits paid	(6,105)	(5,280)
Fair value of plan assets at end of year	$ 252,096	$ 233,551
Information on the funded status of the plan:
Funded status	$ 22,551	$ 18,112
Unrecognized net actuarial loss	7,802	19,339
Unrecognized transition obligation	(10,392)	(13,443)
Unrecognized prior service cost	3,945	7,421
4th quarter contribution	(1,550)	(1,250)
Prepaid benefit cost	$ 22,356	$ 30,179

The accumulated benefit obligation for the retirement plan and agent pension plan at December 31, 2005 and 2004 was $222.4 million and $188.9 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The agent plan is overfunded and the funded status of the employee retirement plan was as follows:

	2005	2004

Plan assets	$ 211,612	$ 195,332
Projected benefit obligations	(219,802)	(206,748)
Funded status	$ (8,190)	$ (11,416)

Accumulated benefit obligation	$ 212,630	$ 180,201

The following table sets forth the components of the net periodic benefit cost, and the Company's share of net periodic benefit costs for the years ended December 31:

	2005	2004	2003

Components of net periodic benefit cost:
Service cost	$ 10,948	$ 9,873	$ 8,954
Interest cost	13,839	12,118	10,494
Expected return on plan assets	(20,092)	(17,704)	(14,358)
Amortization of transition obligation asset	(3,051)	(3,051)	(3,051)
Amortization of prior service cost	855	855	855
Curtailment loss (gain)	1,856	-	-
Recognized net actuarial loss	1,918	3,140	4,215
Net periodic benefit cost (benefit)	$ 6,273	$ 5,231	$ 7,109
The Company's share of net periodic benefit cost	$ 4,116	$ 4,272	$ 5,522

In addition to its share of net periodic benefit cost, the Company incurred $2.9 million, $1.9 million and $3.5 million for the years ended December 31, 2005, 2004 and 2003, respectively, in expense for an uninsured benefit plan, for which the Company is not the plan sponsor.

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Pension Benefits
	2005	2004	2003
Discount rate	5.8%	6.2%	6.1%
Rate of compensation increase	4.0%	4.0%	4.0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

Weighted average assumptions used to determine net benefit cost were as follows:

	Pension Benefits
	2005	2004	2003

Discount rate	6.2%	6.1%	6.75%
Expected long term return on plan assets	8.75%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

The Company relies on historical market returns from Ibbotson Associates (1926-2002) to determine its overall long term rate of return on asset assumption. Applying Ibbotson's annualized market returns of 12% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

Plan Assets

The asset allocation for the Company's pension plan assets for 2005 and 2004 measurement, and the target allocation for 2006, by asset category, are as follows:
	Target Allocation	Percentage of Plan Assets
Asset Category	2006	2005	2004

Equity Securities	60%	61%	61%
Debt Securities	25%	30%	27%
Commercial Mortgages	15%	9%	10%
Other	-%	-%	2%
Total	100%	100%	100%

The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund. The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:
1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Equity securities include SLF common stock in the amount of $4.2 million at December 31, 2004. Equity securities did not include any SLF common stock at December 31, 2005.

Cash Flow

Due to the over funded status of the agent defined benefit plan, the Company will not be making contributions to the plan in 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The Company has estimated the following future benefit payments for the years 2006 through 2015:
Pension Benefits
2006	$ 6,352
2007	6,680
2008	6,949
2009	7,299
2010	7,624
2011 to 2015	45,646

401(k) Savings Plan

The Company sponsors and participates in a 401(k) savings plan (the "401(k) Plan") for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees' contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

(a) Beginning January 1, 2006, Eligible Participants shall receive a basic employer contribution which shall be a percentage of the participant's eligible compensation determined under the following chart based on the sum of the participant's age and service on January 1 of the applicable plan year -

Age Plus Service	Employer Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

(b) In addition to the basic employer contribution beginning January 1, 2006, Eligible Participants who did not become participants in the United States Employees' Retirement Income Plan before January 1, 2006 and who remain employed by a participating employer on January 1, 2006 shall be entitled to receive a supplemental basic employer contribution in January 2006 based on their applicable basic employer contribution percentage as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

(c) To provide for a transition employer contribution effective January 1, 2006 to Eligible Participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45 (such Eligible Participants are referred to as "Transition Participants");

(d) For January 1, 2006 through December 31, 2015, Transition Participants shall receive transition employer contributions which shall be a percentage of the Transition Participant's eligible compensation determined under the following chart based on the participant's age and service on January 1, 2006 -

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2005 employer contributions under 401(k) Plan sponsorship for the Company and its affiliates was $6.1 million. Amounts are allocated to affiliates based on their respective employees' contributions. The Company's portion of the expense was $4.6 million, $2.8 million and $0.9 million for the years ended December 31, 2005, 2004 and 2003, respectively. The Company's contribution includes a $1.6 million accrued retroactive adjustment related to the board approved amendments to the 401(k) Plan. This retroactive adjustment will be funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit pension plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents (the "Retirement Plan"). Expenses are allocated to participating companies based on the number of participants. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the Retirement Plan's obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:	2005	2004

Benefit obligation at beginning of year	$ 48,453	$ 51,278
Service cost	1,333	1,233
Interest cost	2,994	2,957
Actuarial (gain) loss	4,596	(4,583)
Benefits paid	(2,884)	(2,432)
Plan Amendments	(3,192)	-
Benefit obligation at end of year	$ 51,300	$ 48,453

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,884	2,432
Benefits paid	(2,884)	(2,432)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (51,301)	$ (48,453)
Unrecognized net actuarial loss	22,741	19,556
4th quarter contribution	686	628
Unrecognized prior service cost	(5,609)	(2,657)
Accrued benefit cost	$ (33,483)	$ (30,926)

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company's allocated share for the year ended December 31:

	2005	2004
Components of net periodic benefit cost
Service cost	$ 1,333	$ 1,233
Interest cost	2,994	2,957
Amortization of prior service cost	(241)	(241)
Recognized net actuarial loss	1,273	1,384
Net periodic benefit cost	$ 5,359	$ 5,333

The Company's share of net periodic benefit cost	$ 4,947	$ 4,180

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:
	Other Benefits
	2005	2004	2003
Discount Rate	5.8%	6.2%	6.1%
Rate of Compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net cost for the years ended December 31 were as follows:
	Other Benefits
	2005	2004	2003
Discount rate	6.2%	6.1%	6.75%
Rate of compensation increase	4.0%	4.0%	4.0%

In order to measure the post-retirement benefit obligation for 2005, the Company assumed a 10% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 10% in 2006 and assumed to decrease gradually to 5.00% for 2011 and remain at that level thereafter. Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effect:
	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 5,541	$ (4,571)

Effect on total of service and interest cost	$ 756	$ (596)

The Company has estimated the following future benefit payments for the years 2006 through 2015:
Other Benefits
2006	$ 3,413
2007	3,546
2008	3,666
2009	3,757
2010	3,807
2011 to 2015	19,859

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2005 as the Company did for the year ended December 31, 2004. The Company filed a consolidated federal income tax return with SLC - U.S. Ops Holdings and Keyport filed a return with its subsidiary, Independence Life, for the year ended December 31, 2003. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

	2005	2004	2003
Federal income tax expense (benefit):
Current	$ 11,239	$ (5,331)	$ (29,240)
Deferred	28,852	76,683	56,606

Total	$ 40,091	$ 71,352	$ 27,366

Federal income taxes attributable to the Company's consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2005	2004	2003

Expected federal income tax expense (benefit)	$ 60,210	$ 107,446	$ 44,251
Low income housing credit	(5,947)	(6,021)	(6,026)
Separate account dividend received deduction	(10,150)	(10,500)	(5,600)
Prior year settlements	(2,802)	(17,351)	(6,518)
Other items	(1,220)	(2,222)	1,259

Federal income tax expense (benefit)	$ 40,091	$ 71,352	$ 27,366

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2005	2004
Deferred tax assets:
Actuarial liabilities	$ 250,818	$ 391,780
Net operating loss	-	4,444
Other	281	(8,340)
Total deferred tax assets	251,099	387,884

Deferred tax liabilities:
Deferred policy acquisition costs	(287,605)	(185,715)
Investments, net	40,866	(266,779)
Total deferred tax liabilities	(246,739)	(452,494)

Net deferred tax asset (liability)	$ 4,360	$ (64,610)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company received income tax refunds of $32.0 million in 2005 and $17.1 million in 2003. The Company did not have any net income tax payments for 2004. At December 31, 2005, the Company did not have any operating loss carryforwards remaining.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 2001 and 2002. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life, group disability and stop loss products is summarized below:

	2005	2004

Balance at January 1	$ 32,571	$ 31,337
Less reinsurance recoverable	(6,381)	(9,146)
Net balance at January 1	26,190	22,191
Incurred related to:
Current year	23,881	20,889
Prior years	(3,143)	910
Total incurred	20,738	21,799
Paid losses related to:
Current year	(13,860)	(12,009)
Prior years	(5,813)	(5,791)
Total paid	(19,673)	(17,800)

Balance at December 31	33,141	32,571
Less reinsurance recoverable	(5,886)	(6,381)

Net balance at December 31	$ 27,255	$ 26,190

The incurred losses and loss adjustment expenses relating to insured events in prior years changed as a result of reassessment of the estimates of the settlement costs on certain claims outstanding due to factors that emerged in the current year.

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of SOP 03-1 at January 1, 2004, decreased net income and stockholder's equity by $8.9 million and reduced accumulated other comprehensive income by $2.1 million. The decrease in net income was comprised of an increase in future contract and policy benefits (primarily for variable annuity contracts) of $46.7 million, pretax, an increase in DAC of $29.5 million, pretax, and the recognition of the unrealized gain on investments in separate accounts of $3.5 million, pretax.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2005:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,316,183	$ 2,126,214	66.1
Minimum Income	$ 385,378	$ 68,802	59.3
Minimum Accumulation or Withdrawal	$ 1,669,284	$ 182	61.2

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2004:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,894,237	$ 2,423,320	65.7
Minimum Income	$ 386,407	$ 63,851	59.8
Minimum Accumulation or Withdrawal	$ 884,843	$ -	61.4

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following summarizes the reserve for the GMDB and GMIB at December 31, 2005:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at December 31, 2004	$ 28,313	$ 2,422	$ 30,735

Benefit Ratio Change / Assumption Changes	15,205	(172)	15,033
Incurred guaranteed benefits	35,559	560	36,119
Paid guaranteed benefits	(39,308)	-	(39,308)
Interest	1,980	190	2,170

Balance at December 31, 2005	$ 41,749	$ 3,000	$ 44,749

The following summarizes the reserve for the GMDB and GMIB at December 31, 2004:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2004	$ 45,250	$ 1,457	$ 46,707

Incurred guaranteed benefits	32,103	832	32,935
Paid guaranteed benefits	(50,502)	-	(50,502)
Interest	1,462	132	1,594

Balance at December 31, 2004	$ 28,313	$ 2,422	$ 30,735

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest and less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant's attained age.

The liability for guarantees is re-evaluated regularly and adjustments are made to the liability balance through a charge or credit to policyowner benefits.

GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards. The GMAB or GMWB constituted an asset of $0.2 million and $2.8 million at December 31, 2005 and 2004, respectively.

Interest in Separate Accounts

At December 31, 2003, the Company had $11.7 million representing unconsolidated interests in its own separate accounts. These interests were recorded as separate account assets, with changes in fair value recorded through other comprehensive income. On January 1, 2004, the Company reclassified these interests to investments as a component of other invested assets.

Sales Inducements

The Company currently offers enhanced or bonus crediting rates to policyholders on certain of its annuity products. Through December 31, 2003, the expenses associated with certain of these bonuses were deferred and amortized. Others were expensed as incurred. Effective January 1, 2004, upon adoption of SOP 03-1, the expenses associated with offering a bonus are deferred and amortized over the life of the related contract in a pattern consistent with the amortization of DAC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2005	2004
Balance at January 1	$ 1,147,181	$ 889,601
Acquisition costs deferred	261,058	346,764
Amortized to expense during the year	(226,355)	(48,562)
Adjustment for unrealized investment gains (losses) during the year	159,493	(40,622)
Balance at December 31	$ 1,341,377	$ 1,147,181

14. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

	2005	2004
Balance at January 1	$ 24,130	$ 22,391
Amortized to expense during the year	(17,467)	(4,819)
Adjustment for unrealized investment gains (losses) during the year	47,007	6,558
Balance at December 31	$ 53,670	$ 24,130

15. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, funding agreements, retirement plan services, and life insurance on an individual and group basis, as well as disability and stop-loss insurance on a group basis. As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business. Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred. Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

15. SEGMENT INFORMATION (CONTINUED)

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability and stop loss insurance to small and mid-size employers in the State of New York.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments:

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total Expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	122,311	3,544	271	45,901	172,027

Net Income	93,570	2,443	176	36,963	133,152

Total Assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

15. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2004

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,284,873	$ 65,366	$ 34,908	$ 162,596	$ 1,547,743
Total Expenditures	1,054,852	60,785	31,605	93,470	1,240,712
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	230,021	4,581	3,303	69,126	307,031

Net Income	166,309	3,118	2,147	49,702	221,276

Total Assets	$ 40,961,145	$ 4,111,638	$ 53,131	$1,561,629	$ 46,687,543

	Year ended December 31, 2003

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,409,642	$ 49,357	$ 26,609	$ 34,141	$ 1,519,749
Total Expenditures	1,247,670	53,848	25,712	61,792	1,389,022
Income (loss) before income tax expense, minority interest and cumulative effect of change in accounting principle	161,972	(4,491)	897	(27,651)	130,727

Net Income (Loss)	106,655	(2,331)	608	(9,941)	94,991

Total Assets	$ 39,814,262	$ 2,973,014	$ 46,535	$ 840,565	$ 43,674,376

74

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

16. REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities. Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently. The Company's statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory surplus and net income were as follows:

	Unaudited for the Years ended December 31,
	2005	2004	2003

Statutory surplus and capital	$ 1,778,241	$ 1,822,812	$ 1,685,356
Statutory net income	140,827	249,010	224,284

17. DIVIDEND RESTRICTIONS

The Company's and its insurance company subsidiaries' ability to pay dividends is subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance. The Company is permitted to pay dividends up to a maximum of $154.3 million in 2006 without prior approval from the Delaware Commissioner of Insurance.

In 2005, the Company's board of directors approved and the Company paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company's board of Directors approved and the Company paid $150.0 million of cash dividends to its direct parent. On December 31, 2004, SCA was distributed in the form of a dividend of $6.6 million to the Company's direct parent and became a consolidated subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. The Company did not pay any dividends in 2003.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. No dividends were paid by SLNY during 2005, 2004 or 2003.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities. No dividends were paid by Independence Life during 2005, 2004 or 2003.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

18. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:
	2005	2004	2003
Unrealized gains on available-for-sale securities	$ 56,493	$ 485,553	$ 520,173
Reserve allocation	(22,039)	-	-
Minimum pension liability adjustment	(2,834)	-	-
DAC allocation	(12,842)	(172,945)	(132,323)
VOBA allocation	(1,201)	(48,208)	(54,766)
Tax effect and other	1,683	(83,762)	(105,403)

Accumulated Other Comprehensive Income	$ 19,260	$ 180,638	$ 227,681

19. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

19. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2005, minimum future lease payments under such leases were as follows:

2006	$ 6,029
2007	4,778
2008	1,477
2009	374
2010	39
Total	$ 12,697

Total rental expense for the years ended December 31, 2005, 2004 and 2003 was $8.5 million, $16.3 million and $23.6 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008. As of December 31, 2005, the minimum future lease payments under the sublease agreements were as follows:

2006	$ 1,140
2007	1,174
2008	293
Total	$ 2,607

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and consolidated financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." As discussed in Note 1 to the consolidated financial statements, effective December 31, 2003, the Company adopted the provisions of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" and FASB Interpretation No. 46R, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" (Revised).

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 23, 2006

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) -KEYPORT VARIABLE ACCOUNT A

Statements of Assets and Liabilities
December 31, 2005

Assets
Investments at market value:	Shares	Cost	Value

AIM Variable Insurance Funds, Inc. :
AIM VI Capital Appreciation Series I	629,890	$22,479,500	$15,545,675
AIM VI Growth Series I	89,559	2,422,101	1,544,894
AIM VI International Growth Series I	1,432,401	27,263,626	33,188,740
AIM VI Premier Equity Series I	820,715	26,479,743	18,318,368

Alger American Fund :
Alger American Growth Portfolio	858,738	43,304,498	33,705,466
Alger American Small Capitalization Portfolio	457,979	19,870,455	10,844,934

AllianceBernstein Variable Products Series Fund, Inc. :
AllianceBernstein Global Bond Portfolio (A)	1,115,811	13,203,276	12,630,978
AllianceBernstein Global Bond Portfolio (B)	386,182	4,284,824	4,329,099
AllianceBernstein Global Technology Portfolio (B)	862,917	29,377,706	13,487,399
AllianceBernstein Growth Portfolio (B)	56,362	887,326	1,135,695
AllianceBernstein Growth & Income Portfolio (A)	139,676	3,049,245	3,475,143
AllianceBernstein Growth & Income Portfolio (B)	1,845,110	41,613,516	45,481,963
AllianceBernstein International Portfolio (B)	48,749	629,207	874,069
AllianceBernstein Large Cap Growth Portfolio (A)	1,362,988	33,629,801	36,787,035
AllianceBernstein Large Cap Growth Portfolio (B)	977,944	37,496,682	25,954,639
AllianceBernstein Real Estate Investment Portfolio (A)	38,134	385,464	761,923
AllianceBernstein Total Return Portfolio (B)	84,939	1,474,896	1,618,096
AllianceBernstein Worldwide Privatization Portfolio (B)	250,231	4,169,419	6,045,588

Brinson Series Trust :
UBS Global AM Tactical Allocation	654,638	10,697,621	9,269,680

Exeter Insurance Fund, Inc. :
Exeter Growth Fund	-	-	-
Exeter Moderate Growth Fund	-	-	-

Fidelity VIP Funds :
Fidelity VIP Equity Income Fund - SC2	1,742,967	37,648,710	43,870,477
Fidelity VIP III Dynamic Capital Appreciation Fund-SC2	217,876	1,500,874	1,869,379
Fidelity VIP III Growth Opportunities Fund - SC2	1,023,277	15,821,421	17,631,071

Franklin Templeton Funds:
Templeton Developing Markets Securities Fund 2	421,332	3,156,339	4,592,522

Liberty Variable Investment Trust :
Colonial Small Cap Value Fund, VS (A)	484,849	4,611,814	8,659,404
Colonial Small Cap Value Fund, VS (B)	1,011,008	11,029,473	18,006,053
Colonial Strategic Income Fund, VS (A)	5,015,534	57,313,350	50,757,201
Colonial Strategic Income Fund, VS (B)	4,489,373	42,690,350	45,297,775
Columbia High Yield Fund II, VS (A)	527,887	4,814,394	5,168,013
Columbia High Yield Fund II, VS (B)	1,671,584	15,262,982	16,364,803
Columbia International Fund, VS (A)	18,191,724	34,720,571	39,112,207
Columbia International Fund, VS (B)	2,590,397	3,212,093	5,543,450
Columbia Real Estate Equity Fund II, VS (B)	-	-	-
Liberty All-Star Equity Fund, VS (A)	-	-	-
Liberty All-Star Equity Fund, VS (B)	-	-	-
Liberty Growth & Income Fund VS, (A)	6,255,591	110,125,315	105,281,602
Liberty Growth & Income Fund, VS (B)	2,075,327	33,275,538	34,823,989
Liberty S&P 500 Index Fund, VS (A)	8,695	103,481	94,949
Liberty S&P 500 Index Fund, VS (B)	3,757,160	36,824,075	40,840,330
Liberty Select Value Fund, VS (A)	8,566	103,474	169,956
Liberty Select Value Fund, VS (B)	1,780,750	23,954,605	35,205,422
Newport Tiger Fund, VS (A)	-	-	-
Newport Tiger Fund, VS (B)	-	-	-
Wanger International Select Fund	406,881	5,517,442	7,987,070
Wanger International Small Cap Fund	737,538	11,904,845	22,590,786
Wanger Select Fund	1,180,459	18,294,915	26,749,193
Wanger US Smaller Companies Fund	1,572,280	32,931,063	54,872,559

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) -KEYPORT VARIABLE ACCOUNT A

Statements of Assets and Liabilities

December 31, 2005

Assets (continued)	Shares	Cost	Value

MFS Variable Insurance Trust :
MFS Bond Series IC	203,502	2,295,803	2,362,659
MFS Emerging Growth Series IC	532,069	9,402,003	10,178,489
MFS Emerging Growth Series SC	270,260	7,911,960	5,113,323
MFS Investors Growth Stock Series SC	1,509,184	16,803,062	14,669,265
MFS Investors Trust Series SC	870,334	15,336,230	16,701,714
MFS New Discovery Series SC	413,608	6,496,043	6,390,248
MFS Research Series IC	1,097,367	17,931,536	18,007,788

Rydex Variable Trust :
Rydex Arktos Fund	13,928	300,089	299,585
Rydex Banking Fund	1,146	37,665	34,012
Rydex Basic Materials Fund	1,317	35,686	36,699
Rydex Biotechnology Fund	-	-	-
Rydex Consumer Products Fund	569	18,093	18,007
Rydex Electronics Fund	-	-	-
Rydex Energy Fund	1,158	27,700	45,410
Rydex Energy Services Fund	2,250	51,021	69,584
Rydex Financial Services Fund, VS (A)	614	17,070	17,863
Rydex Health Care Fund, VS(A)	1,967	50,099	55,398
Rydex Internet Fund	-	-	-
Rydex Juno Fund	11,229	265,966	233,561
Rydex Large Cap Europe Fund	960	23,118	22,878
Rydex Large Cap Japan Fund	711	23,118	23,765
Rydex Leisure Fund	-	-	-
Rydex Medius Fund	149	3,649	4,486
Rydex Mekros Fund	129	3,329	4,410
Rydex Nova Fund	38,114	303,461	326,254
Rydex OTC Fund	166,946	3,875,222	2,429,063
Rydex Precious Metals Fund	44,352	372,291	459,487
Rydex Real Estate Fund	317	10,438	12,782
Rydex Retailing Fund	-	-	-
Rydex Technology Fund	-	-	-
Rydex Telecommunications Fund	2,871	43,206	54,004
Rydex Titan 500 Fund	55,094	1,010,918	1,012,074
Rydex Transportation Fund	-	-	-
Rydex Ursa Fund	32,260	170,091	166,141
Rydex US Gov't Bond Fund	3,591	42,919	44,462
Rydex US Gov't Money Mkt Fund	1,886,435	1,886,435	1,886,435
Rydex Utilities Fund	-	-	-
Rydex Velocity 100 Fund	50,208	1,100,601	1,124,150

SteinRoe Variable Investment Trust :
Columbia Large Cap Growth Stock Fund, VS (A)	607,639	28,301,725	14,972,235
Columbia Large Cap Growth Stock Fund, VS (B)	1,167,965	46,665,603	28,907,133
Liberty Asset Allocation Fund, VS (A)	3,916,805	62,799,564	60,318,796
Liberty Asset Allocation Fund, VS (B)	3,040,709	45,893,868	46,644,475
Liberty Federal Securities Fund, VS (A)	3,077,403	32,622,757	32,958,991
Liberty Federal Securities Fund, VS (B)	6,748,206	72,058,718	71,800,914
Liberty Money Market Fund, VS (A)	133,974,900	133,974,900	133,974,900
Liberty Small Company Growth Fund, VS (A)	512,674	8,072,266	5,829,102

Total Assets		$1,343,774,253	$1,337,698,137

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) -KEYPORT VARIABLE ACCOUNT A

Statements of Assets and Liabilities

December 31, 2005

Net Assets

	Deferred Variable Annuity Contracts		Variable Annuity Reserve
	Units	Value	Units	Value	Total

AIM VI Capital Appreciation Series I	1,171,899	$13,251,255	199,226	$2,294,420	$15,545,675
AIM VI Growth Series I	130,762	1,050,017	61,213	494,877	1,544,894
AIM VI International Growth Series I	2,381,400	29,993,261	315,577	3,195,479	33,188,740
AIM VI Premier Equity Series I	2,162,438	16,312,724	263,018	2,005,644	18,318,368
Alger American Growth Portfolio	1,698,151	29,720,391	224,621	3,985,075	33,705,466
Alger American Small Capitalization Portfolio	816,030	9,889,444	78,322	955,490	10,844,934
AllianceBernstein Global Bond Portfolio (A)	835,221	10,626,248	155,603	2,004,730	12,630,978
AllianceBernstein Global Bond Portfolio (B)	347,183	4,329,099	-	-	4,329,099
AllianceBernstein Global Technology Portfolio (A)	1,725,525	12,601,961	120,399	885,438	13,487,399
AllianceBernstein Growth & Income Portfolio (A)	204,582	3,106,989	24,241	368,154	3,475,143
AllianceBernstein Growth & Income Portfolio (B)	3,273,441	39,137,109	529,324	6,344,854	45,481,963
AllianceBernstein Growth Portfolio (B)	60,736	743,050	31,894	392,645	1,135,695
AllianceBernstein International Portfolio (B)	38,871	585,211	19,067	288,858	874,069
AllianceBernstein Large Cap Growth Portfolio (A)	1,868,726	32,651,681	249,221	4,135,354	36,787,035
AllianceBernstein Large Cap Growth Portfolio (B)	3,070,504	23,687,677	291,662	2,266,962	25,954,639
AllianceBernstein Real Estate Investment Portfolio (A)	30,195	712,299	2,104	49,624	761,923
AllianceBernstein Total Return Portfolio (B)	113,012	1,279,914	29,674	338,182	1,618,096
AllianceBernstein Worldwide Privatization Portfolio (B)	439,048	5,737,871	23,413	307,717	6,045,588
Colonial Small Cap Value Fund, VS (A)	364,776	6,647,112	109,501	2,012,292	8,659,404
Colonial Small Cap Value Fund, VS (B)	904,140	16,408,569	87,187	1,597,484	18,006,053
Colonial Strategic Income Fund, VS (A)	2,259,219	44,365,418	330,640	6,391,783	50,757,201
Colonial Strategic Income Fund, VS (B)	2,005,683	38,919,067	355,294	6,378,708	45,297,775
Columbia High Yield Fund II, VS (A)	459,176	4,509,817	66,484	658,196	5,168,013
Columbia High Yield Fund II, VS (B)	1,482,784	14,496,644	189,444	1,868,159	16,364,803
Columbia International Fund, VS (A)	2,691,249	34,431,115	345,824	4,681,092	39,112,207
Columbia International Fund, VS (B)	250,859	4,240,440	76,769	1,303,010	5,543,450
Columbia Large Cap Growth Stock Fund VS (A)	753,635	24,970,003	136,812	3,937,130	28,907,133
Columbia Large Cap Growth Stock Fund VS (B)	399,964	13,123,611	90,946	1,848,624	14,972,235
Columbia Real Estate Equity Fund II, VS (B)	-	-	-	-	-
Exeter Growth Fund	-	-	-	-	-
Exeter Moderate Growth Fund	-	-	-	-	-
Fidelity VIP Equity Income Fund - SC2	3,302,630	39,744,088	340,598	4,126,389	43,870,477
Fidelity VIP III Dynamic Capital Appreciation Fund	145,095	1,808,726	5,185	60,653	1,869,379
Fidelity VIP III Growth Opportunities Fund - SC2	2,069,474	16,098,300	195,598	1,532,771	17,631,071
Liberty All-Star Equity Fund, VS (A)	-	-	-	-	-
Liberty All-Star Equity Fund, VS (B)	-	-	-	-	-
Liberty Asset Allocation Fund, VS (A)	1,489,396	46,183,880	470,886	14,134,916	60,318,796
Liberty Asset Allocation Fund, VS (B)	1,199,587	36,917,040	443,110	9,727,435	46,644,475
Liberty Federal Securities Fund, VS (A)	1,150,885	28,383,331	178,897	4,575,660	32,958,991
Liberty Federal Securities Fund, VS (B)	2,568,947	62,504,037	373,130	9,296,877	71,800,914
Liberty Growth & Income Fund, VS (A)	3,228,691	94,082,562	429,532	11,199,040	105,281,602
Liberty Growth & Income Fund, VS (B)	1,096,400	31,714,868	141,743	3,109,121	34,823,989
Liberty Money Market Fund, VS (A)	7,801,440	122,244,020	764,930	11,730,880	133,974,900
Liberty S&P 500 Index Fund, VS (B)	4,519,268	37,415,071	411,315	3,425,259	40,840,330
Liberty Select Value Fund, VS (B)	2,217,862	32,964,606	149,685	2,240,816	35,205,422
Liberty Small Company Growth Fund, VS (A)	150,689	5,454,091	12,055	375,011	5,829,102
MFS Bond Series IC	149,286	2,078,287	20,427	284,372	2,362,659
MFS Emerging Growth Series IC	655,773	9,245,650	68,639	932,839	10,178,489
MFS Emerging Growth Series SC	349,940	4,878,925	17,458	234,398	5,113,323
MFS Investors Growth Stock Series SC	2,223,332	13,801,810	138,828	867,455	14,669,265
MFS Investors Trust Series SC	1,788,174	15,471,829	141,212	1,229,885	16,701,714
MFS New Discovery Series SC	745,588	6,092,351	36,223	297,897	6,390,248
MFS Research Series IC	1,143,477	16,318,548	119,728	1,689,240	18,007,788
Newport Tiger Fund, VS (A)	-	-	-	-	-
Newport Tiger Fund, VS (B)	-	-	-	-	-
Rydex Arktos Fund	15,640	299,585	-	-	299,585
Rydex Banking Fund	973	34,012	-	-	34,012
Rydex Basic Materials Fund	1,074	36,699	-	-	36,699
Rydex Biotechnology Fund	-	-	-	-	-
Rydex Consumer Products Fund	555	18,007	-	-	18,007
Rydex Electronics Fund	-	-	-	-	-
Rydex Energy Fund	951	45,410	-	-	45,410
Rydex Energy Services Fund	1,447	69,584	-	-	69,584
Rydex Financial Services Fund, VS (A)	557	17,863	-	-	17,863
Rydex Health Care Fund	1,870	55,398	-	-	55,398
Rydex Internet Fund	-	-	-	-	-
Rydex Juno Fund	10,812	233,561	-	-	233,561
Rydex Large Cap Europe Fund	737	22,878	-	-	22,878
Rydex Large Cap Japan Fund	649	23,765	-	-	23,765
Rydex Leisure Fund	-	-	-	-	-
Rydex Medius Fund	126	4,486	-	-	4,486

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) -KEYPORT VARIABLE ACCOUNT A

Statements of Assets and Liabilities

December 31, 2005

Net Assets (continued)
	Deferred Variable Annuity Contracts		Variable Annuity Reserve
	Units	Value	Units	Value	Total

Rydex Mekros Fund	137	$4,410	-	$-	$4,410
Rydex Nova Fund	20,521	326,254	-	-	326,254
Rydex OTC Fund	589,385	2,256,030	49,570	173,033	2,429,063
Rydex Precious Metals Fund	8,307	459,487	-	-	459,487
Rydex Real Estate Fund	312	12,782	-	-	12,782
Rydex Retailing Fund	-	-	-	-	-
Rydex Technology Fund	-	-	-	-	-
Rydex Transportation Fund	-	-	-	-	-
Rydex Telecommunications Fund	2,470	54,004	-	-	54,004
Rydex Titan 500 Fund	35,588	1,012,074	-	-	1,012,074
Rydex Ursa Fund	6,355	166,141	-	-	166,141
Rydex US Government Bond Fund	1,218	44,462	-	-	44,462
Rydex US Government Money Market Fund	72,522	1,886,435	-	-	1,886,435
Rydex Utilities Fund	-	-	-	-	-
Rydex Velocity 100 Fund	42,338	1,124,150	-	-	1,124,150
Templeton Developing Markets Sec Fund 2	302,630	4,439,030	10,363	153,492	4,592,522
UBS Global AM Tactical Allocation	610,273	5,808,293	337,913	3,461,387	9,269,680
Wanger International Select Fund	642,849	7,390,401	51,587	596,669	7,987,070
Wanger International Small Cap Fund	1,615,102	21,542,078	78,114	1,048,708	22,590,786
Wanger Select Fund	1,466,176	24,683,275	122,129	2,065,918	26,749,193
Wanger US Smaller Companies Fund	3,006,190	51,643,321	186,908	3,229,238	54,872,559

Net Asset of contracts owners		$1,184,643,891		$152,789,342	$1,337,433,233

Retained by Sun life Assurance Company of Canada (U.S.)					264,904

Total Net Assets					$1,337,698,137

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31

	AIM VI Capital Appreciation Series I	AIM VI Growth Series I	AIM VI International Growth Series I

	2005	2005	2005
Income
Dividends	$9,568	$-	$207,355
Expenses
Mortality and expense risk and administrative charges	255,040	23,625	510,382
Net investment income (loss)	$(245,472)	$(23,625)	$(303,027)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$(1,991,562)	$(505,757)	$1,452,108
Realized gain distributions	-		-
Realized gain (loss)	$(1,991,562)	$(505,757)	$1,452,108

Change in unrealized appreciation (depreciation) during the period	$3,255,927	$603,949	$3,631,956

Net increase (decrease) in net assets from operations	$1,018,893	$74,567	$4,781,037

	AIM VI Premier Equity Series I	Alger American Growth Portfolio	Alger American Small Capitalization Portfolio

	2005	2005	2005
Income
Dividends	$152,937	$84,096	$-
Expenses
Mortality and expense risk and administrative charges
	323,053	535,055	168,564
Net investment income (loss)	$(170,116)	$(450,959)	$(168,564)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$(2,118,415)	$(4,786,631)	$(3,751,239)
Realized gain distributions	-	-	-
Realized gain (loss)	$(2,118,415)	$(4,786,631)	$(3,751,239)

Change in unrealized appreciation (depreciation) during the period	$2,958,168	$8,565,080	$5,357,158

Net increase (decrease) in net assets from operations	$669,637	$3,327,490	$1,437,355

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31
	AllianceBernstein Global Bond Portfolio (A)	AllianceBernstein Global Bond Portfolio (B)	AllianceBernstein Global Technology Portfolio (B)[1]

	2005	2005	2005
Income
Dividends	$1,403,899	$431,426	$-
Expenses
Mortality and expense risk and administrative charges	214,477	74,020	240,775
Net investment income (loss)	$1,189,422	$357,406	$(240,775)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$84,187	$26,566	$(4,107,708)
Realized gain distributions	179,069	56,420	-
Realized gain (loss)	$263,256	$82,986	$(4,107,708)

Change in unrealized appreciation (depreciation) during the period	$(2,902,027)	$(912,050)	$4,471,201

Net increase (decrease) in net assets from operations	$(1,449,349)	$(471,658)	$122,718

	AllianceBernstein Growth Portfolio (B)	AllianceBernstein Growth & Income Portfolio (A)	AllianceBernstein Growth & Income Portfolio (B)

	2005	2005	2005
Income
Dividends	$-	$59,133	$591,800
Expenses
Mortality and expense risk and administrative charges	16,516	59,339	740,277
Net investment income (loss)	$(16,516)	$(206)	$(148,477)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$91,178	$64,333	$700,982
Realized gain distributions	-	-	-
Realized gain (loss)	$91,178	$64,333	$700,982

Change in unrealized appreciation (depreciation) during the period	$131	$48,931	$753,522

Net increase (decrease) in net assets from operations	$74,793	$113,058	$1,306,027

1 Name changed from AllianceBernstein Technology Portfolio (B)

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31

	AllianceBernstein International Portfolio (B)	AllianceBernstein Large Cap Growth Portfolio (A)[2]	AllianceBernstein Large Cap Growth Portfolio (B)[3]

	2005	2005	2005
Income
Dividends	$2,190	$-	$-
Expenses
Mortality and expense risk and administrative charges	9,737	571,636	417,350
Net investment income (loss)	$(7,547)	$(571,636)	$(417,350)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$8,600	$(3,736,721)	$(4,441,184)
Realized gain distributions	-	-	-
Realized gain (loss)	$8,600	$(3,736,721)	$(4,441,184)

Change in unrealized appreciation (depreciation) during the period	$118,548	$8,838,419	$7,811,454

Net increase (decrease) in net assets from operations	$119,601	$4,530,062	$2,952,920

	AllianceBernstein Real Estate Investment Portfolio (A)	AllianceBernstein Total Return Portfolio (B)	AllianceBernstein Worldwide Privatization Portfolio (B)

	2005	2005	2005
Income
Dividends	$25,564	$39,314	$15,226
Expenses
Mortality and expense risk and administrative charges	10,759	26,448	78,975
Net investment income (loss)	$14,805	$12,866	$(63,749)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$114,060	$34,224	$117,365
Realized gain distributions	81,494	-	-
Realized gain (loss)	$195,554	$34,224	$117,365

Change in unrealized appreciation (depreciation) during the period	$(149,118)	$(15,141)	$867,336

Net increase (decrease) in net assets from operations	$61,241	$31,949	$920,952

2 Name changed from AllianceBernstein Premier Growth Portfolio (A)

3 Name changed from AllianceBernstein Premier Growth Portfolio (B)

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31
	Colonial Small Cap Value Fund, VS (A)	Colonial Small Cap Value Fund, VS (B)	Colonial Strategic Income Fund, VS (A)

	2005	2005	2005
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	143,168	304,516	839,527
Net investment income (loss)	$(143,168)	$(304,516)	$(839,527)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$308,954	$528,390	$(1,227,430)
Realized gain distributions	17,698	37,064	-
Realized gain (loss)	$326,652	$565,454	$(1,227,430)

Change in unrealized appreciation (depreciation) during the period	$98,836	$363,461	$2,070,066

Net increase (decrease) in net assets from operations	$282,320	$624,399	$3,109

	Colonial Strategic Income Fund, VS (B)	Columbia High Yield II Fund, VS (A)	Columbia High Yield II Fund, VS (B)

	2005	2005	2005
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	733,024	87,876	277,960
Net investment income (loss)	$(733,024)	$(87,876)	$(277,960)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$(5,386)	$51,334	$111,625
Realized gain distributions	-	-	-
Realized gain (loss)	$(5,386)	$51,334	$111,625

Change in unrealized appreciation (depreciation) during the period	$597,487	$81,699	$293,909

Net increase (decrease) in net assets from operations	$(140,923)	$45,157	$127,574

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31
	Columbia International Fund, VS (A)	Columbia International Fund, VS (B)	Columbia Large Cap Growth Stock Fund VS (A)[4]

	2005	2005	2005
Income
Dividends	$-	$-	$212,032
Expenses
Mortality and expense risk and administrative charges	600,776	84,906	495,105
Net investment income (loss)	$(600,776)	$(84,906)	$(283,073)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$3,978,665	$418,234	$(10,696,928)
Realized gain distributions	-	-	-
Realized gain (loss)	$3,978,665	$418,234	$(10,696,928)

Change in unrealized appreciation (depreciation) during the period	$926,548	$218,101	$11,741,878

Net increase (decrease) in net assets from operations	$4,304,437	$551,429	$761,877

	Columbia Large Cap Growth Stock Fund VS (B)[5]	Columbia Real Estate Equity Fund II, VS (B)[6]	Fidelity VIP III Dynamic Capital Appreciation Fund-SC2

	2005	2005	2005
Income
Dividends	$64,565	$-	$-
Expenses
Mortality and expense risk and administrative charges	257,009	2,767	19,811
Net investment income (loss)	$(192,444)	$(2,767)	$(19,811)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$(1,214,698)	$(313,588)	$21,314
Realized gain distributions	-	568,929	-
Realized gain (loss)	$(1,214,698)	$255,341	$21,314

Change in unrealized appreciation (depreciation) during the period	$1,779,919	$(386,077)	$216,130

Net increase (decrease) in net assets from operations	$372,777	$(133,503)	$217,633

4 Name changed from SteinRoe Growth Stock, VS (A) effective 02/26/2005

5 Name changed from SteinRoe Growth Stock, VS (B) effective 02/26/2005

6 Fund was closed on 02/18/2005

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31
	Fidelity VIP Equity Income Fund - SC2	Fidelity VIP III Growth Opportunities Fund - SC2	Liberty All Star Equity Fund, VS (A)[7]

	2005	2005	2005
Income
Dividends	$622,064	$114,927	$-
Expenses
Mortality and expense risk and administrative charges	694,707	281,015	-
Net investment income (loss)	$(72,643)	$(166,088)	$-

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$187,407	$192,011	$-
Realized gain distributions	1,537,881	-	-
Realized gain (loss)	$1,725,288	$192,011	$-

Change in unrealized appreciation (depreciation) during the period	$973	$1,131,664	$-

Net increase (decrease) in net assets from operations	$1,653,618	$1,157,587	$-

	Liberty All Star Equity Fund, VS (B)[8]	Liberty Asset Allocation Fund, VS (A)	Liberty Asset Allocation Fund, VS (B)

	2005	2005	2005
Income
Dividends	$-	$1,742,895	$1,175,794
Expenses
Mortality and expense risk and administrative charges	-	936,193	744,627
Net investment income (loss)	$-	$806,702	$431,167

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$-	$(1,605,740)	$678,810
Realized gain distributions	-	-	-
Realized gain (loss)	$-	$(1,605,740)	$678,810

Change in unrealized appreciation (depreciation) during the period	$-	$3,831,269	$1,048,388

Net increase (decrease) in net assets from operations	$-	$3,032,231	$2,158,365

7 Fund was closed on 04/23/2004

8 Fund was closed on 04/23/2004

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31
	Liberty Federal Securities Fund, VS (A)	Liberty Federal Securities Fund, VS (B)	Liberty Growth & Income Fund, VS (A)

	2005	2005	2005
Income
Dividends	$2,274,455	$4,068,196	$-
Expenses
Mortality and expense risk and administrative charges	544,989	1,183,026	1,710,062
Net investment income (loss)	$1,729,466	$2,885,170	$(1,710,062)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$399,554	$(2,292)	$8,649,237
Realized gain distributions	132,366	247,848	-
Realized gain (loss)	$531,920	$245,556	$8,649,237

Change in unrealized appreciation (depreciation) during the period	$(1,800,898)	$(2,514,752)	$(1,746,151)

Net increase (decrease) in net assets from operations	$460,488	$615,974	$5,193,024

	Liberty Growth & Income Fund, VS (B)	Liberty Money Market Fund, VS (A)	Liberty Select Value Fund, VS (A)

	2005	2005	2005
Income
Dividends	$-	$3,614,713	$-
Expenses
Mortality and expense risk and administrative charges	577,813	1,902,886	-
Net investment income (loss)	$(577,813)	$1,711,827	$-

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$1,058,782	$-	$-
Realized gain distributions	-	-	-
Realized gain (loss)	$1,058,782	$-	$-

Change in unrealized appreciation (depreciation) during the period	$1,045,658	$-	$18,675

Net increase (decrease) in net assets from operations	$1,526,627	$1,711,827	$18,675

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31
Liberty Select Value Fund, VS (B)

2005
Income
Dividends	$-
Expenses
Mortality and expense risk and administrative charges	575,529
Net investment income (loss)	$(575,529)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$1,084,189
Realized gain distributions	-
Realized gain (loss)	$1,084,189

Change in unrealized appreciation (depreciation) during the period	$2,866,268

Net increase (decrease) in net assets from operations	$3,374,928

Liberty Small Company Growth Fund, VS (A)

2005
Income
Dividends	$-
Expenses
Mortality and expense risk and administrative charges	95,650
Net investment income (loss)	$(95,650)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$(388,454)
Realized gain distributions	-
Realized gain (loss)	$(388,454)

Change in unrealized appreciation (depreciation) during the period	$459,734

Net increase (decrease) in net assets from operations	$(24,370)

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31
	Liberty S&P 500	Liberty S&P 500	MFS
	Index Fund, VS (A)	Index Fund, VS (B)	Bond Series IC
	2005	2005	2005
Income
Dividends	$-	$-	$147,276
Expenses
Mortality and expense risk and administrative charges	-	662,386	39,170
Net investment income (loss)	$-	$(662,386)	$108,106

Realized gains (losses) on investment
Realized gain (loss)	$-	$483,016	$31,523
Realized gain distributions	-	-	24,859
Realized gain (loss)	$-	$483,016	$56,382

Change in unrealized appreciation (depreciation) during the period	$4,087	$1,199,825	$(162,158)

Net increase (decrease) in net assets from operations	$4,087	$1,020,455	$2,330

			MFS Investors
	MFS Emerging	MFS Emerging	Growth Stock
	Growth Series IC	Growth Series SC	Series SC
	2005	2005	2005
Income
Dividends	$-	$-	$21,455
Expenses
Mortality and expense risk and administrative charges	160,406	89,767	246,127
Net investment income (loss)	$(160,406)	$(89,767)	$(224,672)

Realized gains (losses) on investment
Realized gain (loss)	$130,370	$(309,118)	$166,027
Realized gain distributions	-	-	-
Realized gain (loss)	$130,370	$(309,118)	$166,027

Change in unrealized appreciation (depreciation) during the period	$745,859	$723,542	$396,615

Net increase (decrease) in net assets from operations	$715,823	$324,657	$337,970

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31
		MFS New
	MFS Investors	New Discovery	MFS Research
	Trust Series SC	Series SC	Series IC
	2005	2005	2005
Income
Dividends	$51,328	$-	$95,513
Expenses
Mortality and expense risk and administrative charges	266,598	113,720	275,651
Net investment income (loss)	$(215,270)	$(113,720)	$(180,138)

Realized gains (losses) on investment
Realized gain (loss)	$117,330	$258,495	$(695,953)
Realized gain distributions	-	-	-
Realized gain (loss)	$117,330	$258,495	$(695,953)

Change in unrealized appreciation (depreciation) during the period	$937,607	$19,816	$1,982,371

Net increase (decrease) in net assets from operations	$839,667	$164,591	$1,106,280

	Newport	Newport	Rydex
	Tiger Fund, VS (A)[9]	Tiger Fund, VS (B)[10]	Arktos Fund
	2005	2005	2005
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	9,939	4,070	5,822
Net investment income (loss)	$(9,939)	$(4,070)	$(5,822)

Realized gains (losses) on investment
Realized gain (loss)	$1,092,642	$437,192	$(199,360)
Realized gain distributions	440,145	184,488	-
Realized gain (loss)	$1,532,787	$621,680	$(199,360)

Change in unrealized appreciation (depreciation) during the period	$(1,479,062)	$(596,433)	$485,325

Net increase (decrease) in net assets from operations	$43,785	$21,177	$280,143

9 Fund was closed on 02/18/2005

10 Fund was closed on 02/18/2005

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31
	Rydex Banking	Rydex Basic	Rydex Biotechnology
	Fund, VS (A)	Materials Fund	Fund
	2005	2005	2005
Income
Dividends	$7,375	$-	$-
Expenses
Mortality and expense risk and administrative charges	827	1,251	5
Net investment income (loss)	$6,548	$(1,251)	$(5)

Realized gains (losses) on investment
Realized gain (loss)	$(80,400)	$(27,390)	$(676)
Realized gain distributions	75,674	-	-
Realized gain (loss)	$(4,726)	$(27,390)	$(676)

Change in unrealized appreciation (depreciation) during the period	$(9,705)	$997	$-

Net increase (decrease) in net assets from operations	$(7,883)	$(27,644)	$(681)

	Rydex Consumer	Rydex Electronics	Rydex Energy
	Products Fund	Fund	Fund
	2005	2005	2005
Income
Dividends	$2,617	$-	$170
Expenses
Mortality and expense risk and administrative charges	434	11	2,543
Net investment income (loss)	$2,183	$(11)	$(2,373)

Realized gains (losses) on investment
Realized gain (loss)	$(21,178)	$(4,588)	$90,411
Realized gain distributions	15,788	-	48,732
Realized gain (loss)	$(5,390)	$(4,588)	$139,143

Change in unrealized appreciation (depreciation) during the period	$(1,572)	$(8)	$(12,247)

Net increase (decrease) in net assets from operations	$(4,779)	$(4,607)	$124,523

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31
	Rydex Energy	Rydex Financial	Rydex Health Care
	Service Fund	Service Fund, VS (A)	Fund, VS (A)
	2005	2005	2005
Income
Dividends	$-	$140	$-
Expenses
Mortality and expense risk and administrative charges	4,210	154	606
Net investment income (loss)	$(4,210)	$(14)	$(606)

Realized gains (losses) on investment
Realized gain (loss)	$100,000	$5,552	$6,890
Realized gain distributions	-	1,130	-
Realized gain (loss)	$100,000	$6,682	$6,890

Change in unrealized appreciation (depreciation) during the period	$13,158	$(1,695)	$5,227

Net increase (decrease) in net assets from operations	$108,948	$4,973	$11,511

			Rydex
	Rydex Internet	Rydex Juno	Large Cap Europe
	Fund	Fund	Fund
	2005	2005	2005
Income
Dividends	$-	$-	$165
Expenses
Mortality and expense risk and administrative charges	236	2,999	520
Net investment income (loss)	$(236)	$(2,999)	$(355)

Realized gains (losses) on investment
Realized gain (loss)	$(43,638)	$(17,689)	$(10,432)
Realized gain distributions	-	-	240
Realized gain (loss)	$(43,638)	$(17,689)	$(10,192)

Change in unrealized appreciation (depreciation) during the period	$(63)	$(6,758)	$5,734

Net increase (decrease) in net assets from operations	$(43,937)	$(27,446)	$(4,813)

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31
	Rydex
	Large Cap Japan	Rydex	Rydex Medius
	Fund	Leisure Fund	Fund
	2005	2005	2005
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	148	-	1,799
Net investment income (loss)	$(148)	$-	$(1,799)

Realized gains (losses) on investment
Realized gain (loss)	$(1,173)	$(219)	$25,896
Realized gain distributions	-	-	230
Realized gain (loss)	$(1,173)	$(219)	$26,126

Change in unrealized appreciation (depreciation) during the period	$(1,379)	$-	$(16,870)

Net increase (decrease) in net assets from operations	$(2,700)	$(219)	$7,457

	Rydex Mekros	Rydex	Rydex
	Fund	Nova Fund	OTC Fund
	2005	2005	2005
Income
Dividends	$8,365	$259	$-
Expenses
Mortality and expense risk and administrative charges	3,805	3,149	39,493
Net investment income (loss)	$4,560	$(2,890)	$(39,493)

Realized gains (losses) on investment
Realized gain (loss)	$3,118	$(29,298)	$(139,625)
Realized gain distributions	-	-	-
Realized gain (loss)	$3,118	$(29,298)	$(139,625)

Change in unrealized appreciation (depreciation) during the period	$(75,564)	$(3,232)	$113,305

Net increase (decrease) in net assets from operations	$(67,886)	$(35,420)	$(65,813)

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31
	Rydex Precious	Rydex Real	Rydex
	Metals Fund	Estate Fund	Retailing Fund
	2005	2005	2005
Income
Dividends	$-	$382	$-
Expenses
Mortality and expense risk and administrative charges	4,704	932	192
Net investment income (loss)	$(4,704)	$(550)	$(192)

Realized gains (losses) on investment
Realized gain (loss)	$95,277	$(7,523)	$1,578
Realized gain distributions	-	-	-
Realized gain (loss)	$95,277	$(7,523)	$1,578

Change in unrealized appreciation (depreciation) during the period	$91,056	$(15,475)	$(1,578)

Net increase (decrease) in net assets from operations	$181,629	$(23,548)	$(142)

		Rydex	Rydex
	Rydex	Telecommunication	Titan 500
	Technology Fund	Fund	Fund
	2005	2005	2005
Income
Dividends	$-	$-	$291
Expenses
Mortality and expense risk and administrative charges	30	1,203	3,450
Net investment income (loss)	$(30)	$(1,203)	$(3,159)

Realized gains (losses) on investment
Realized gain (loss)	$(7,021)	$(28,282)	$(179,611)
Realized gain distributions	-	5,136	25,246
Realized gain (loss)	$(7,021)	$(23,146)	$(154,365)

Change in unrealized appreciation (depreciation) during the period	$(7)	$(9,292)	$(163)

Net increase (decrease) in net assets from operations	$(7,058)	$(33,641)	$(157,687)

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31
	Rydex	Rydex	Rydex US Gov't
	Transportation Fund	Ursa Fund	Bond Fund
	2005	2005	2005
Income
Dividends	$-	$-	$21,278
Expenses
Mortality and expense risk and administrative charges	419	10,803	5,459
Net investment income (loss)	$(419)	$(10,803)	$15,819

Realized gains (losses) on investment
Realized gain (loss)	$29,170	$4,973	$(204,520)
Realized gain distributions	-	-	-
Realized gain (loss)	$29,170	$4,973	$(204,520)

Change in unrealized appreciation (depreciation) during the period	$(3,455)	$(414)	$1,547

Net increase (decrease) in net assets from operations	$25,296	$(6,244)	$(187,154)

	Rydex US Gov't	Rydex	Rydex Velocity
	Money Market Fund	Utilities Fund	Fund
	2005	2005	2005
Income
Dividends	$236,147	$150	$-
Expenses
Mortality and expense risk and administrative charges	127,611	1,179	3,959
Net investment income (loss)	$108,536	$(1,029)	$(3,959)

Realized gains (losses) on investment
Realized gain (loss)	$-	$28,130	$(212,876)
Realized gain distributions	-	-	-
Realized gain (loss)	$-	$28,130	$(212,876)

Change in unrealized appreciation (depreciation) during the period	$-	$(11,844)	$(35,969)

Net increase (decrease) in net assets from operations	$108,536	$15,257	$(252,804)

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31
	Templeton	UBS Global	Wanger
	Developing Markets	AM Tactical	International
	Securities Fund 2	Allocation	Select Fund
	2005	2005	2005
Income
Dividends	$49,058	$144,006	$133,054
Expenses
Mortality and expense risk and administrative charges	71,510	157,696	113,849
Net investment income (loss)	$(22,452)	$(13,690)	$19,205

Realized gains (losses) on investment
Realized gain (loss)	$21,814	$(341,410)	$39,894
Realized gain distributions	-	-	-
Realized gain (loss)	$21,814	$(341,410)	$39,894

Change in unrealized appreciation (depreciation) during the period	$892,816	$829,578	$926,126

Net increase (decrease) in net assets from operations	$892,178	$474,478	$985,225

	Wanger		Wanger US
	International	Wanger	Smaller Companies
	Small Cap Fund	Select Fund	Fund
	2005	2005	2005
Income
Dividends	$217,936	$-	$-
Expenses
Mortality and expense risk and administrative charges	346,171	414,589	883,621
Net investment income (loss)	$(128,235)	$(414,589)	$(883,621)

Realized gains (losses) on investment
Realized gain (loss)	$564,731	$130,621	$2,117,953
Realized gain distributions	-	1,820,339	-
Realized gain (loss)	$564,731	$1,950,960	$2,117,953

Change in unrealized appreciation (depreciation) during the period	$3,380,828	$607,069	$3,595,769

Net increase (decrease) in net assets from operations	$3,817,324	$2,143,440	$4,830,101

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	AIM VI Capital Appreciation Series I		AIM VI Growth Series I

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(245,472)	$(268,449)	$(23,625)	$(30,247)
Realized gain (loss)	(1,991,562)	(784,436)	(505,757)	(342,571)
Change in unrealized appreciation (depreciation) during the period	3,255,927	1,843,390	603,949	502,382
Net increase (decrease) in net assets from operations	$1,018,893	$790,505	$74,567	$129,564

Contract transactions:
Payments received from contract owners	$188,738	$540,556	$67,762	$25,439
Transfers between accounts, net	(340,497)	699,034	(155,276)	(60,397)
Transfer for contract terminations and annuity payouts	(2,695,738)	(1,818,099)	(461,232)	(326,189)
Net increase (decrease) in net assets from contract transactions	$(2,847,497)	$(578,509)	$(548,746)	$(361,147)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(1,828,604)	$211,996	$(474,179)	$(231,583)

Net assets at beginning of period	17,374,279	17,162,283	2,019,073	2,250,656
Net assets at end of period	$15,545,675	$17,374,279	$1,544,894	$2,019,073

	AIM VI International Growth Series I		AIM VI Premier Equity Series I

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(303,027)	$(285,112)	$(170,116)	$(269,822)
Realized gain (loss)	1,452,108	705,428	(2,118,415)	(1,255,530)
Change in unrealized appreciation (depreciation) during the period	3,631,956	5,623,819	2,958,168	2,325,292
Net increase (decrease) in net assets from operations	$4,781,037	$6,044,135	$669,637	$799,940

Contract transactions:
Payments received from contract owners	$514,770	$752,026	$250,943	$420,465
Transfers between accounts, net	(1,242,301)	(1,391,143)	(1,620,304)	(724,344)
Transfer for contract terminations and annuity payouts	(2,988,281)	(2,314,176)	(2,748,874)	(2,356,870)
Net increase (decrease) in net assets from contract transactions	$(3,715,812)	$(2,953,293)	$(4,118,235)	$(2,660,749)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$1,065,225	$3,090,842	$(3,448,598)	$(1,860,809)

Net assets at beginning of period	32,123,515	29,032,673	21,766,966	23,627,775
Net assets at end of period	$33,188,740	$32,123,515	$18,318,368	$21,766,966

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Alger American Growth Portfolio		Alger American Small Capitalization Portfolio

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(450,959)	$(625,006)	$(168,564)	$(183,321)
Realized gain (loss)	(4,786,631)	(5,060,195)	(3,751,239)	(1,052,791)
Change in unrealized appreciation (depreciation) during the period	8,565,080	7,019,620	5,357,158	2,830,255
Net increase (decrease) in net assets from operations	$3,327,490	$1,334,419	$1,437,355	$1,594,143

Contract transactions:
Payments received from contract owners	$322,329	$547,242	$97,796	$143,073
Transfers between accounts, net	(441,139)	(817,035)	157,752	(11,487)
Transfer for contract terminations and annuity payouts	(8,903,785)	(6,642,879)	(2,827,625)	(2,028,566)
Net increase (decrease) in net assets from contract transactions	$(9,022,595)	$(6,912,672)	$(2,572,077)	$(1,896,980)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(5,695,105)	$(5,578,253)	$(1,134,722)	$(302,837)

Net assets at beginning of period	39,400,571	44,978,824	11,979,656	12,282,493
Net assets at end of period	$33,705,466	$39,400,571	$10,844,934	$11,979,656

	AllianceBernstein Global Bond Portfolio (A)		AllianceBernstein Global Bond Portfolio (B)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,189,422	$760,352	$357,406	$218,134
Realized gain (loss)	263,256	606,549	82,986	194,347
Change in unrealized appreciation (depreciation) during the period	(2,902,027)	(74,339)	(912,050)	(24,895)
Net increase (decrease) in net assets from operations	$(1,449,349)	$1,292,562	$(471,658)	$387,586

Contract transactions:
Payments received from contract owners	$68,138	$63,032	$1,598	$37,154
Transfers between accounts, net	1,756,292	594,892	(320,440)	(831,987)
Transfer for contract terminations and annuity payouts	(5,024,366)	(3,952,653)	(137,563)	-
Net increase (decrease) in net assets from contract transactions	$(3,199,936)	$(3,294,729)	$(456,405)	$(794,833)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(4,649,285)	$(2,002,167)	$(928,063)	$(407,247)

Net assets at beginning of period	17,280,263	19,282,430	5,257,162	5,664,409
Net assets at end of period	$12,630,978	$17,280,263	$4,329,099	$5,257,162

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	AllianceBernstein Global Technology Portfolio (B)[1]		AllianceBernstein Growth Portfolio (B)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(240,775)	$(281,716)	$(16,516)	$(18,868)
Realized gain (loss)	(4,107,708)	(2,774,797)	91,178	16,114
Change in unrealized appreciation (depreciation) during the period	4,471,201	3,473,213	131	145,358
Net increase (decrease) in net assets from operations	$122,718	$416,700	$74,793	$142,604

Contract transactions:
Payments received from contract owners	$234,431	$694,187	$-	$-
Transfers between accounts, net	(907,805)	(1,121,842)	103,675	11,941
Transfer for contract terminations and annuity payouts	(1,672,593)	(1,676,163)	(224,054)	(123,337)
Net increase (decrease) in net assets from contract transactions	$(2,345,967)	$(2,103,818)	$(120,379)	$(111,396)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(2,223,249)	$(1,687,118)	$(45,586)	$31,208

Net assets at beginning of period	15,710,648	17,397,766	1,181,281	1,150,073
Net assets at end of period	$13,487,399	$15,710,648	$1,135,695	$1,181,281

	AllianceBernstein Growth & Income Portfolio (A)		AllianceBernstein Growth & Income Portfolio (B)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(206)	$(28,176)	$(148,477)	$(393,560)
Realized gain (loss)	64,333	22,046	700,982	84,582
Change in unrealized appreciation (depreciation) during the period	48,931	405,976	753,522	4,526,913
Net increase (decrease) in net assets from operations	$113,058	$399,846	$1,306,027	$4,217,935

Contract transactions:
Payments received from contract owners	$512,684	$900,466	$79,937	$91,525
Transfers between accounts, net	3,086,904	3,710,894	(2,016,888)	(1,728,931)
Transfer for contract terminations and annuity payouts	(4,556,992)	(4,990,218)	(1,974,821)	(476,446)
Net increase (decrease) in net assets from contract transactions	$(957,404)	$(378,858)	$(3,911,772)	$(2,113,852)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(844,346)	$20,988	$(2,605,745)	$2,104,083

Net assets at beginning of period	4,319,489	4,298,501	48,087,708	45,983,625
Net assets at end of period	$3,475,143	$4,319,489	$45,481,963	$48,087,708

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	AllianceBernstein International Portfolio (B)		AllianceBernstein Large Cap Growth Portfolio (A)[2]

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(7,547)	$(5,972)	$(571,636)	$(708,408)
Realized gain (loss)	8,600	6,116	(3,736,721)	(5,693,992)
Change in unrealized appreciation (depreciation) during the period	118,548	68,512	8,838,419	9,357,254
Net increase (decrease) in net assets from operations	$119,601	$68,656	$4,530,062	$2,954,854

Contract transactions:
Payments received from contract owners	$82	$-	$504,207	$1,155,560
Transfers between accounts, net	395,951	55,763	(26,706)	1,042,612
Transfer for contract terminations and annuity payouts	(166,618)	(19,070)	(13,608,785)	(12,781,706)
Net increase (decrease) in net assets from contract transactions	$229,415	$36,693	$(13,131,284)	$(10,583,534)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$349,016	$105,349	$(8,601,222)	$(7,628,680)

Net assets at beginning of period	525,053	419,704	45,388,257	53,016,937
Net assets at end of period	$874,069	$525,053	$36,787,035	$45,388,257

	AllianceBernstein Large Cap Growth Portfolio (B)[3]		AllianceBernstein Real Estate Investment Portfolio (A)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(417,350)	$(466,385)	$14,805	$7,592
Realized gain (loss)	(4,441,184)	(3,711,158)	195,554	41,310
Change in unrealized appreciation (depreciation) during the period	7,811,454	5,921,580	(149,118)	215,078
Net increase (decrease) in net assets from operations	$2,952,920	$1,744,037	$61,241	$263,980

Contract transactions:
Payments received from contract owners	$229,524	$319,085	$-	$2,862
Transfers between accounts, net	(4,085,372)	(5,060,417)	(135,967)	107,312
Transfer for contract terminations and annuity payouts	(1,804,342)	(112,217)	(184,762)	(194,376)
Net increase (decrease) in net assets from contract transactions	$(5,660,190)	$(4,853,549)	$(320,729)	$(84,202)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(2,707,270)	$(3,109,512)	$(259,488)	$179,778

Net assets at beginning of period	28,661,909	31,771,421	1,021,411	841,633
Net assets at end of period	$25,954,639	$28,661,909	$761,923	$1,021,411

2 Name changed from AllianceBernstein Premier Growth Portfolio (A)

3 Name changed from AllianceBernstein Premier Growth Portfolio (B)

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	AllianceBernstein Total Return Portfolio (B)		AllianceBernstein Worldwide Privatization Portfolio (B)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$12,866	$12,442	$(63,749)	$(33,278)
Realized gain (loss)	34,224	779	117,365	24,213
Change in unrealized appreciation (depreciation) during the period	(15,141)	103,389	867,336	525,124
Net increase (decrease) in net assets from operations	$31,949	$116,610	$920,952	$516,059

Contract transactions:
Payments received from contract owners	$96	$-	$50,920	$90,331
Transfers between accounts, net	104,017	304,661	2,481,046	732,790
Transfer for contract terminations and annuity payouts	(318,580)	(47,772)	(385,743)	(212,361)
Net increase (decrease) in net assets from contract transactions	$(214,467)	$256,889	$2,146,223	$610,760

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(182,518)	$373,499	$3,067,175	$1,126,819

Net assets at beginning of period	1,800,614	1,427,115	2,978,413	1,851,594
Net assets at end of period	$1,618,096	$1,800,614	$6,045,588	$2,978,413

	Colonial Small Cap Value Fund, VS (A)		Colonial Small Cap Value Fund, VS (B)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(143,168)	$(96,343)	$(304,516)	$(234,838)
Realized gain (loss)	326,652	335,430	565,454	550,069
Change in unrealized appreciation (depreciation) during the period	98,836	1,429,311	363,461	3,034,628
Net increase (decrease) in net assets from operations	$282,320	$1,668,398	$624,399	$3,349,859

Contract transactions:
Payments received from contract owners	$18,373	$75,126	$204,001	$528,181
Transfers between accounts, net	(164,250)	1,495,026	(975,400)	1,728,274
Transfer for contract terminations and annuity payouts	(1,697,864)	(657,268)	(1,675,540)	(1,594,993)
Net increase (decrease) in net assets from contract transactions	$(1,843,741)	$912,884	$(2,446,939)	$661,462

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(1,561,421)	$2,581,282	$(1,822,540)	$4,011,321

Net assets at beginning of period	10,220,825	7,639,543	19,828,593	15,817,272
Net assets at end of period	$8,659,404	$10,220,825	$18,006,053	$19,828,593

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Colonial Strategic Income Fund, VS (A)		Colonial Strategic Income Fund, VS (B)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(839,527)	$4,125,199	$(733,024)	$2,895,252
Realized gain (loss)	(1,227,430)	(904,980)	(5,386)	97,753
Change in unrealized appreciation (depreciation) during the period	2,070,066	2,114,928	597,487	608,422
Net increase (decrease) in net assets from operations	$3,109	$5,335,147	$(140,923)	$3,601,427

Contract transactions:
Payments received from contract owners	$245,155	$419,171	$441,464	$1,003,719
Transfers between accounts, net	235,909	(205,461)	3,040,933	2,896,608
Transfer for contract terminations and annuity payouts	(15,352,673)	(12,388,060)	(5,678,024)	(4,997,824)
Net increase (decrease) in net assets from contract transactions	$(14,871,609)	$(12,174,350)	$(2,195,627)	$(1,097,497)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(14,868,500)	$(6,839,203)	$(2,336,550)	$2,503,930

Net assets at beginning of period	65,625,701	72,464,904	47,634,325	45,130,395
Net assets at end of period	$50,757,201	$65,625,701	$45,297,775	$47,634,325

	Columbia High Yield II Fund, VS (A)		Columbia High Yield II Fund, VS (B)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(87,876)	$273,012	$(277,960)	$748,299
Realized gain (loss)	51,334	108,708	111,625	127,753
Change in unrealized appreciation (depreciation) during the period	81,699	(1,785)	293,909	171,400
Net increase (decrease) in net assets from operations	$45,157	$379,935	$127,574	$1,047,452

Contract transactions:
Payments received from contract owners	$19,873	$79,891	$214,439	$437,904
Transfers between accounts, net	(257,240)	(971,817)	(1,628,599)	(2,401,684)
Transfer for contract terminations and annuity payouts	(1,186,953)	(1,540,893)	(1,887,002)	(2,051,390)
Net increase (decrease) in net assets from contract transactions	$(1,424,320)	$(2,432,819)	$(3,301,162)	$(4,015,170)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(1,379,163)	$(2,052,884)	$(3,173,588)	$(2,967,718)

Net assets at beginning of period	6,547,176	8,600,060	19,538,391	22,506,109
Net assets at end of period	$5,168,013	$6,547,176	$16,364,803	$19,538,391

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Columbia International Fund, VS (A)		Columbia International Fund, VS (B)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(600,776)	$(141,018)	$(84,906)	$(36,000)
Realized gain (loss)	3,978,665	2,412,004	418,234	197,855
Change in unrealized appreciation (depreciation) during the period	926,548	2,857,611	218,101	503,274
Net increase (decrease) in net assets from operations	$4,304,437	$5,128,597	$551,429	$665,129

Contract transactions:
Payments received from contract owners	$139,741	$413,708	$30,638	$79,638
Transfers between accounts, net	510,405	(70,354)	(248,816)	(194,876)
Transfer for contract terminations and annuity payouts	(11,834,160)	(9,136,096)	(896,216)	(530,181)
Net increase (decrease) in net assets from contract transactions	$(11,184,014)	$(8,792,742)	$(1,114,394)	$(645,419)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(6,879,577)	$(3,664,145)	$(562,965)	$19,710

Net assets at beginning of period	45,991,784	49,655,929	6,106,415	6,086,705
Net assets at end of period	$39,112,207	$45,991,784	$5,543,450	$6,106,415

	Columbia Large Cap Growth Stock Fund, VS (A)[4]		Columbia Large Cap Growth Stock Fund, VS (B)[5]

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(283,073)	$(560,019)	$(192,444)	$(310,228)
Realized gain (loss)	(10,696,928)	(10,102,459)	(1,214,698)	(897,645)
Change in unrealized appreciation (depreciation) during the period	11,741,878	8,927,398	1,779,919	275,561
Net increase (decrease) in net assets from operations	$761,877	$(1,735,080)	$372,777	$(932,312)

Contract transactions:
Payments received from contract owners	$375,971	$522,130	$316,964	$543,370
Transfers between accounts, net	(2,144,780)	(439,681)	(1,038,723)	(1,245,919)
Transfer for contract terminations and annuity payouts	(8,453,464)	(6,756,079)	(2,417,744)	(2,029,930)
Net increase (decrease) in net assets from contract transactions	$(10,222,273)	$(6,673,630)	$(3,139,503)	$(2,732,479)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(9,460,396)	$(8,408,710)	$(2,766,726)	$(3,664,791)

Net assets at beginning of period	38,367,529	46,776,239	17,738,961	21,403,752
Net assets at end of period	$28,907,133	$38,367,529	$14,972,235	$17,738,961

4 Name changed from SteinRoe Growth Stock, VS (A) effective 02/26/2005

5 Name changed from SteinRoe Growth Stock, VS (B) effective 02/26/2005

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Columbia Real Estate Equity Fund II, VS (B)[6]		Fidelity VIP III Dynamic Capital Appreciation Fund-SC2

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,767)	$44,157	$(19,811)	$(16,275)
Realized gain (loss)	255,341	295,807	21,314	10,004
Change in unrealized appreciation (depreciation) during the period	(386,077)	208,436	216,130	8,432
Net increase (decrease) in net assets from operations	$(133,503)	$548,400	$217,633	$2,161

Contract transactions:
Payments received from contract owners	$600	$13,985	$33,776	$57,016
Transfers between accounts, net	(2,085,817)	(93,344)	563,875	101,480
Transfer for contract terminations and annuity payouts	(61,613)	(172,140)	(53,616)	(103,935)
Net increase (decrease) in net assets from contract transactions	$(2,146,830)	$(251,499)	$544,035	$54,561

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(2,280,333)	$296,901	$761,668	$56,722

Net assets at beginning of period	2,280,333	1,983,432	1,107,711	1,050,989
Net assets at end of period	$-	$2,280,333	$1,869,379	$1,107,711

	Fidelity VIP Equity Income Fund - SC2		Fidelity VIP III Growth Opportunities Fund - SC2

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(72,643)	$(94,587)	$(166,088)	$(218,015)
Realized gain (loss)	1,725,288	222,436	192,011	12,627
Change in unrealized appreciation (depreciation) during the period	973	3,595,209	1,131,664	1,061,494
Net increase (decrease) in net assets from operations	$1,653,618	$3,723,058	$1,157,587	$856,106

Contract transactions:
Payments received from contract owners	$493,385	$1,117,147	$329,975	$499,137
Transfers between accounts, net	2,188,489	4,145,093	(274,462)	1,004,291
Transfer for contract terminations and annuity payouts	(3,883,780)	(3,535,523)	(1,281,634)	(1,117,632)
Net increase (decrease) in net assets from contract transactions	$(1,201,906)	$1,726,717	$(1,226,121)	$385,796

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$451,712	$5,449,775	$(68,534)	$1,241,902

Net assets at beginning of period	43,418,765	37,968,990	17,699,605	16,457,703
Net assets at end of period	$43,870,477	$43,418,765	$17,631,071	$17,699,605

6 Fund was closed on 02/18/2005

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Liberty All-Star Equity Fund, VS (A)[7]		Liberty All-Star Equity Fund, VS (B)[8]

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$(134,694)	$-	$(52,695)
Realized gain (loss)	-	(191,691)	-	(224,736)
Change in unrealized appreciation (depreciation) during the period	-	1,999,212	-	437,133
Net increase (decrease) in net assets from operations	$-	$1,672,827	$-	$159,702

Contract transactions:
Payments received from contract owners	$-	$118,131	$-	$60,374
Transfers between accounts, net	-	(35,961,673)	-	(4,176,596)
Transfer for contract terminations and annuity payouts	-	(1,631,416)	-	(68,283)
Net increase (decrease) in net assets from contract transactions	$-	$(37,474,958)	$-	$(4,184,505)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$-	$(35,802,131)	$-	$(4,024,803)

Net assets at beginning of period	-	35,802,131	-	4,024,803
Net assets at end of period	$-	$-	$-	$-

	Liberty Asset Allocation Fund, VS (A)		Liberty Asset Allocation Fund, VS (B)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$806,702	$703,179	$431,167	$348,256
Realized gain (loss)	(1,605,740)	(1,739,030)	678,810	272,056
Change in unrealized appreciation (depreciation) during the period	3,831,269	6,829,227	1,048,388	3,243,741
Net increase (decrease) in net assets from operations	$3,032,231	$5,793,376	$2,158,365	$3,864,053

Contract transactions:
Payments received from contract owners	$532,177	$690,994	$389,195	$1,048,053
Transfers between accounts, net	390,610	2,788,847	(501,757)	(427,906)
Transfer for contract terminations and annuity payouts	(15,538,448)	(14,359,220)	(5,869,225)	(5,993,965)
Net increase (decrease) in net assets from contract transactions	$(14,615,661)	$(10,879,379)	$(5,981,787)	$(5,373,818)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(11,583,430)	$(5,086,003)	$(3,823,422)	$(1,509,765)

Net assets at beginning of period	71,902,225	76,988,228	50,467,897	51,977,662
Net assets at end of period	$60,318,795	$71,902,225	$46,644,475	$50,467,897

7 Fund was closed on 04/23/2004

8 Fund was closed on 04/23/2004

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Liberty Federal Securities Fund, VS (A)		Liberty Federal Securities Fund, VS (B)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,729,466	$1,817,740	$2,885,170	$2,641,910
Realized gain (loss)	531,920	530,313	245,556	(66,576)
Change in unrealized appreciation (depreciation) during the period	(1,800,898)	(1,146,630)	(2,514,752)	(759,989)
Net increase (decrease) in net assets from operations	$460,488	$1,201,423	$615,974	$1,815,345

Contract transactions:
Payments received from contract owners	$126,912	$365,410	$754,669	$2,299,495
Transfers between accounts, net	(4,094,574)	(3,394,677)	(1,799,296)	(2,951,656)
Transfer for contract terminations and annuity payouts	(6,937,663)	(8,345,700)	(7,357,700)	(8,879,353)
Net increase (decrease) in net assets from contract transactions	$(10,905,325)	$(11,374,967)	$(8,402,327)	$(9,531,514)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(10,444,837)	$(10,173,544)	$(7,786,353)	$(7,716,169)

Net assets at beginning of period	43,403,828	53,577,372	79,587,267	87,303,436
Net assets at end of period	$32,958,991	$43,403,828	$71,800,914	$79,587,267

	Liberty Growth & Income Fund, VS (A)		Liberty Growth & Income Fund, VS (B)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,710,062)	$347,063	$(577,813)	$(25,948)
Realized gain (loss)	8,649,237	4,566,769	1,058,782	816,175
Change in unrealized appreciation (depreciation) during the period	(1,746,151)	9,893,973	1,045,658	3,235,727
Net increase (decrease) in net assets from operations	$5,193,024	$14,807,805	$1,526,627	$4,025,954

Contract transactions:
Payments received from contract owners	$700,773	$967,208	$489,158	$957,479
Transfers between accounts, net	1,218,183	4,245,959	225,479	(449,832)
Transfer for contract terminations and annuity payouts	(32,303,042)	(23,695,639)	(4,744,923)	(4,138,688)
Net increase (decrease) in net assets from contract transactions	$(30,384,086)	$(18,482,472)	$(4,030,286)	$(3,631,041)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(25,191,062)	$(3,674,667)	$(2,503,659)	$394,913

Net assets at beginning of period	130,472,664	134,147,331	37,327,648	36,932,735
Net assets at end of period	$105,281,602	$130,472,664	$34,823,989	$37,327,648

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Liberty Money Market Fund, VS (A)		Liberty Select Value Fund, VS (A)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,711,827	$(759,284)	$-	$669
Realized gain (loss)	-	-	-	718
Change in unrealized appreciation (depreciation) during the period	-	-	18,675	19,012
Net increase (decrease) in net assets from operations	$1,711,827	$(759,284)	$18,675	$20,399

Contract transactions:
Payments received from contract owners	$871,999	$3,650,772	$-	$-
Transfers between accounts, net	66,040,511	42,508,374	-	-
Transfer for contract terminations and annuity payouts	(61,030,743)	(39,484,809)	-	-
Net increase (decrease) in net assets from contract transactions	$5,881,767	$6,674,337	$-	$-

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$7,593,594	$5,915,053	$18,675	$20,399

Net assets at beginning of period	126,381,296	120,466,243	151,281	130,882
Net assets at end of period	$133,974,890	$126,381,296	$169,956	$151,281

	Liberty Select Value Fund, VS (B)		Liberty Small Company Growth Fund, VS (A)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(575,529)	$(460,265)	$(95,650)	$(114,185)
Realized gain (loss)	1,084,189	466,946	(388,454)	32,871
Change in unrealized appreciation (depreciation) during the period	2,866,268	4,232,751	459,734	771,369
Net increase (decrease) in net assets from operations	$3,374,928	$4,239,432	$(24,370)	$690,055

Contract transactions:
Payments received from contract owners	$436,228	$880,416	$31,907	$2,231
Transfers between accounts, net	(342,560)	1,133,650	(282,723)	1,084,034
Transfer for contract terminations and annuity payouts	(3,364,746)	(3,222,121)	(2,102,950)	(1,474,648)
Net increase (decrease) in net assets from contract transactions	$(3,271,078)	$(1,208,055)	$(2,353,766)	$(388,383)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$103,850	$3,031,377	$(2,378,136)	$301,672

Net assets at beginning of period	35,101,572	32,070,195	8,207,238	7,905,566
Net assets at end of period	$35,205,422	$35,101,572	$5,829,102	$8,207,238

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Liberty S&P 500 Index Fund, VS (A)		Liberty S&P 500 Index Fund, VS (B)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$1,243	$(662,386)	$(121,856)
Realized gain (loss)	-	-	483,016	146,706
Change in unrealized appreciation (depreciation) during the period	4,087	7,116	1,199,825	3,307,466
Net increase (decrease) in net assets from operations	$4,087	$8,359	$1,020,455	$3,332,316

Contract transactions:
Payments received from contract owners	$-	$-	$511,912	$1,427,520
Transfers between accounts, net	-	-	313,918	2,547,506
Transfer for contract terminations and annuity payouts	-	-	(3,313,733)	(4,474,614)
Net increase (decrease) in net assets from contract transactions	$-	$-	$(2,487,903)	$(499,588)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$4,087	$8,359	$(1,467,448)	$2,832,728

Net assets at beginning of period	90,862	82,503	42,307,778	39,475,050
Net assets at end of period	$94,949	$90,862	$40,840,330	$42,307,778

	MFS Bond Series IC		MFS Emerging Growth Series IC

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$108,106	$165,369	$(160,406)	$(193,628)
Realized gain (loss)	56,382	62,641	130,370	(722,233)
Change in unrealized appreciation (depreciation) during the period	(162,158)	(70,262)	745,859	2,272,541
Net increase (decrease) in net assets from operations	$2,330	$157,748	$715,823	$1,356,680

Contract transactions:
Payments received from contract owners	$15,197	$3,898	$64,365	$203,265
Transfers between accounts, net	(358,637)	(82,187)	(280,406)	(697,956)
Transfer for contract terminations and annuity payouts	(537,266)	(799,872)	(3,138,357)	(2,522,389)
Net increase (decrease) in net assets from contract transactions	$(880,706)	$(878,161)	$(3,354,398)	$(3,017,080)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(878,376)	$(720,413)	$(2,638,575)	$(1,660,400)

Net assets at beginning of period	3,241,035	3,961,448	12,817,064	14,477,464
Net assets at end of period	$2,362,659	$3,241,035	$10,178,489	$12,817,064

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	MFS Emerging Growth Series SC		MFS Investors Growth Stock Series SC

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(89,767)	$(98,288)	$(224,672)	$(254,060)
Realized gain (loss)	(309,118)	(81,637)	166,027	40,711
Change in unrealized appreciation (depreciation) during the period	723,542	780,188	396,615	1,242,953
Net increase (decrease) in net assets from operations	$324,657	$600,263	$337,970	$1,029,604

Contract transactions:
Payments received from contract owners	$41,642	$162,033	$176,744	$447,052
Transfers between accounts, net	(330,137)	(255,819)	332,271	227,332
Transfer for contract terminations and annuity payouts	(837,279)	(557,319)	(1,711,023)	(1,242,202)
Net increase (decrease) in net assets from contract transactions	$(1,125,774)	$(651,105)	$(1,202,008)	$(567,818)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(801,117)	$(50,842)	$(864,038)	$461,786

Net assets at beginning of period	5,914,440	5,965,282	15,533,303	15,071,517
Net assets at end of period	$5,113,323	$5,914,440	$14,669,265	$15,533,303

	MFS Investors Trust Series SC		MFS New Discovery Series SC

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(215,270)	$(183,767)	$(113,720)	$(125,911)
Realized gain (loss)	117,330	63,173	258,495	(21,913)
Change in unrealized appreciation (depreciation) during the period	937,607	1,526,390	19,816	402,288
Net increase (decrease) in net assets from operations	$839,667	$1,405,796	$164,591	$254,464

Contract transactions:
Payments received from contract owners	$355,487	$420,679	$109,304	$186,042
Transfers between accounts, net	619,737	66,363	(598,888)	(216,365)
Transfer for contract terminations and annuity payouts	(1,436,689)	(1,168,630)	(772,435)	(434,547)
Net increase (decrease) in net assets from contract transactions	$(461,465)	$(681,588)	$(1,262,019)	$(464,870)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$378,202	$724,208	$(1,097,428)	$(210,406)

Net assets at beginning of period	16,323,512	15,599,304	7,487,676	7,698,082
Net assets at end of period	$16,701,714	$16,323,512	$6,390,248	$7,487,676

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	MFS Research Series IC		Newport Tiger Fund, VS (A)[9]

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(180,138)	$(73,710)	$(9,939)	$(25,360)
Realized gain (loss)	(695,953)	(1,548,807)	1,532,787	223,778
Change in unrealized appreciation (depreciation) during the period	1,982,371	4,411,124	(1,479,062)	668,388
Net increase (decrease) in net assets from operations	$1,106,280	$2,788,607	$43,785	$866,806

Contract transactions:
Payments received from contract owners	$105,517	$194,775	$5,926	$60,751
Transfers between accounts, net	118,584	(247,257)	(6,683,751)	5,658
Transfer for contract terminations and annuity payouts	(4,843,218)	(3,872,268)	(154,268)	(1,390,504)
Net increase (decrease) in net assets from contract transactions	$(4,619,117)	$(3,924,750)	$(6,832,093)	$(1,324,095)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(3,512,837)	$(1,136,143)	$(6,788,308)	$(457,289)

Net assets at beginning of period	21,520,625	22,656,768	6,788,308	7,245,597
Net assets at end of period	$18,007,788	$21,520,625	$-	$6,788,308

	Newport Tiger Fund, VS (B)[10]		Rydex Arktos Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,070)	$(16,623)	$(5,822)	$(18,771)
Realized gain (loss)	621,680	11,776	(199,360)	(413,823)
Change in unrealized appreciation (depreciation) during the period	(596,433)	362,687	485,325	(311,207)
Net increase (decrease) in net assets from operations	$21,177	$357,840	$280,143	$(743,801)

Contract transactions:
Payments received from contract owners	$13,407	$127,652	$-	$750
Transfers between accounts, net	(2,928,834)	106,357	(5,667,093)	3,209,518
Transfer for contract terminations and annuity payouts	(31,857)	(131,731)	(224,141)	(280,111)
Net increase (decrease) in net assets from contract transactions	$(2,947,284)	$102,278	$(5,891,234)	$2,930,157

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(2,926,107)	$460,118	$(5,611,091)	$2,186,356

Net assets at beginning of period	2,926,107	2,465,989	5,910,676	3,724,320
Net assets at end of period	$-	$2,926,107	$299,585	$5,910,676

9 Fund was closed on 02/18/2005

10 Fund was closed on 02/18/2005

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Rydex Banking Fund		Rydex Basic Materials Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,548	$(238)	$(1,251)	$(1,255)
Realized gain (loss)	(4,726)	14,807	(27,390)	10,439
Change in unrealized appreciation (depreciation) during the period	(9,705)	5,637	997	(245)
Net increase (decrease) in net assets from operations	$(7,883)	$20,206	$(27,644)	$8,939

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	(28,915)	51,030	432,794	(8,759)
Transfer for contract terminations and annuity payouts	-	(21,517)	(368,498)	(7,220)
Net increase (decrease) in net assets from contract transactions	$(28,915)	$29,513	$64,296	$(15,979)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(36,798)	$49,719	$36,652	$(7,040)

Net assets at beginning of period	70,810	21,091	47	7,087
Net assets at end of period	$34,012	$70,810	$36,699	$47

	Rydex Biotechnology Fund		Rydex Consumer Products Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(5)	$(255)	$2,183	$(1,779)
Realized gain (loss)	(676)	(55,699)	(5,390)	6,313
Change in unrealized appreciation (depreciation) during the period	-	(39)	(1,572)	1,340
Net increase (decrease) in net assets from operations	$(681)	$(55,993)	$(4,779)	$5,874

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	681	51,159	20,569	11,463
Transfer for contract terminations and annuity payouts	-	(104)	(11,394)	(10,930)
Net increase (decrease) in net assets from contract transactions	$681	$51,055	$9,175	$533

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$-	$(4,938)	$4,396	$6,407

Net assets at beginning of period	-	4,938	13,611	7,204
Net assets at end of period	$-	$-	$18,007	$13,611

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Rydex Electronics Fund		Rydex Energy Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(11)	$(1,336)	$(2,373)	$(11,299)
Realized gain (loss)	(4,588)	(30,298)	139,143	182,017
Change in unrealized appreciation (depreciation) during the period	(8)	(1,082)	(12,247)	29,957
Net increase (decrease) in net assets from operations	$(4,607)	$(32,716)	$124,523	$200,675

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	(646)	34,454	146,512	86,338
Transfer for contract terminations and annuity payouts	-	(104)	(457,373)	(55,265)
Net increase (decrease) in net assets from contract transactions	$(646)	$34,350	$(310,861)	$31,073

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(5,253)	$1,634	$(186,338)	$231,748

Net assets at beginning of period	5,253	3,619	231,748	-
Net assets at end of period	$-	$5,253	$45,410	$231,748

	Rydex Energy Services Fund		Rydex Financial Services Fund, VS (A)

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,210)	$(3,504)	$(14)	$(208)
Realized gain (loss)	100,000	112,858	6,682	(3,536)
Change in unrealized appreciation (depreciation) during the period	13,158	2,358	(1,695)	2,483
Net increase (decrease) in net assets from operations	$108,948	$111,712	$4,973	$(1,261)

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	(2,806,073)	3,195,333	(24,568)	38,692
Transfer for contract terminations and annuity payouts	(531,042)	(41,328)	-	-
Net increase (decrease) in net assets from contract transactions	$(3,337,115)	$3,154,005	$(24,568)	$38,692

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(3,228,167)	$3,265,717	$(19,595)	$37,431

Net assets at beginning of period	3,297,751	32,034	37,458	27
Net assets at end of period	$69,584	$3,297,751	$17,863	$37,458

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Rydex Health Care Fund, VS (A)		Rydex Internet Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(606)	$(134)	$(236)	$(1,937)
Realized gain (loss)	6,890	(3,759)	(43,638)	(135,282)
Change in unrealized appreciation (depreciation) during the period	5,227	(470)	(63)	(906)
Net increase (decrease) in net assets from operations	$11,511	$(4,363)	$(43,937)	$(138,125)

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	191,895	24,403	(39,604)	225,335
Transfer for contract terminations and annuity payouts	(148,908)	(24,999)	-	(7,680)
Net increase (decrease) in net assets from contract transactions	$42,987	$(596)	$(39,604)	$217,655

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$54,498	$(4,959)	$(83,541)	$79,530

Net assets at beginning of period	900	5,859	83,541	4,011
Net assets at end of period	$55,398	$900	$-	$83,541

	Rydex Juno Fund		Rydex Large Cap Europe Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,999)	$(5,295)	$(355)	$12,028
Realized gain (loss)	(17,689)	(66,638)	(10,192)	2,603
Change in unrealized appreciation (depreciation) during the period	(6,758)	(27,396)	5,734	(5,706)
Net increase (decrease) in net assets from operations	$(27,446)	$(99,329)	$(4,813)	$8,925

Contract transactions:
Payments received from contract owners	$-	$891	$-	$-
Transfers between accounts, net	124,952	433,946	(414)	72,478
Transfer for contract terminations and annuity payouts	(219,375)	(82,866)	(63,374)	(144)
Net increase (decrease) in net assets from contract transactions	$(94,423)	$351,971	$(63,788)	$72,334

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(121,869)	$252,642	$(68,601)	$81,259

Net assets at beginning of period	355,430	102,788	91,479	10,220
Net assets at end of period	$233,561	$355,430	$22,878	$91,479

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Rydex Large Cap Japan Fund		Rydex Leisure Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(148)	$(1,159)	$-	$(1,664)
Realized gain (loss)	(1,173)	25,916	(219)	(31,130)
Change in unrealized appreciation (depreciation) during the period	(1,379)	2,000	-	-
Net increase (decrease) in net assets from operations	$(2,700)	$26,757	$(219)	$(32,794)

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	14,841	2,791	219	36,210
Transfer for contract terminations and annuity payouts	(19,595)	-	-	(3,416)
Net increase (decrease) in net assets from contract transactions	$(4,754)	$2,791	$219	$32,794

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(7,454)	$29,548	$-	$-

Net assets at beginning of period	31,219	1,671	-	-
Net assets at end of period	$23,765	$31,219	$-	$-

	Rydex Medius Fund		Rydex Mekros Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,799)	$(1,323)	$4,560	$(3,384)
Realized gain (loss)	26,126	(59,983)	3,118	56,880
Change in unrealized appreciation (depreciation) during the period	(16,870)	24,892	(75,564)	102,562
Net increase (decrease) in net assets from operations	$7,457	$(36,414)	$(67,886)	$156,058

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	108,823	103,872	(344,147)	207,018
Transfer for contract terminations and annuity payouts	(328,360)	(210)	(340,444)	(1,200)
Net increase (decrease) in net assets from contract transactions	$(219,537)	$103,662	$(684,591)	$205,818

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(212,080)	$67,248	$(752,477)	$361,876

Net assets at beginning of period	216,566	149,318	756,887	395,011
Net assets at end of period	$4,486	$216,566	$4,410	$756,887

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Rydex Nova Fund		Rydex OTC Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,890)	$(4,308)	$(39,493)	$(54,950)
Realized gain (loss)	(29,298)	(49,523)	(139,625)	(142,931)
Change in unrealized appreciation (depreciation) during the period	(3,232)	(6,677)	113,305	270,383
Net increase (decrease) in net assets from operations	$(35,420)	$(60,508)	$(65,813)	$72,502

Contract transactions:
Payments received from contract owners	$-	$-	$16,422	$39,956
Transfers between accounts, net	(468,382)	548,274	(924,629)	670,387
Transfer for contract terminations and annuity payouts	(106,238)	(8,756)	(231,635)	(331,567)
Net increase (decrease) in net assets from contract transactions	$(574,620)	$539,518	$(1,139,842)	$378,776

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(610,040)	$479,010	$(1,205,655)	$451,278

Net assets at beginning of period	936,294	457,284	3,634,718	3,183,440
Net assets at end of period	$326,254	$936,294	$2,429,063	$3,634,718

	Rydex Precious Metals Fund		Rydex Real Estate Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,704)	$(11,511)	$(550)	$955
Realized gain (loss)	95,277	95,737	(7,523)	13,865
Change in unrealized appreciation (depreciation) during the period	91,056	(67,922)	(15,475)	17,819
Net increase (decrease) in net assets from operations	$181,629	$16,304	$(23,548)	$32,639

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	(474,083)	648,803	(481,974)	530,017
Transfer for contract terminations and annuity payouts	(71,053)	(84,419)	(22,480)	(21,872)
Net increase (decrease) in net assets from contract transactions	$(545,136)	$564,384	$(504,454)	$508,145

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(363,507)	$580,688	$(528,002)	$540,784

Net assets at beginning of period	822,994	242,306	540,784	-
Net assets at end of period	$459,487	$822,994	$12,782	$540,784

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Rydex Retailing Fund		Rydex Technology Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(192)	$(362)	$(30)	$(97)
Realized gain (loss)	1,578	(5,413)	(7,021)	(6,539)
Change in unrealized appreciation (depreciation) during the period	(1,528)	1,528	(7)	7
Net increase (decrease) in net assets from operations	$(142)	$(4,247)	$(7,058)	$(6,629)

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	(3,925)	59,110	(123,118)	136,805
Transfer for contract terminations and annuity payouts	(50,778)	(18)	-	-
Net increase (decrease) in net assets from contract transactions	$(54,703)	$59,092	$(123,118)	$136,805

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(54,845)	$54,845	$(130,176)	$130,176

Net assets at beginning of period	54,845	-	130,176	-
Net assets at end of period	$-	$54,845	$-	$130,176

	Rydex Telecommunications Fund		Rydex Titan 500 Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,203)	$(6,558)	$(3,159)	$(5,159)
Realized gain (loss)	(23,146)	(295,204)	(154,365)	129,079
Change in unrealized appreciation (depreciation) during the period	(9,292)	422	(163)	4,966
Net increase (decrease) in net assets from operations	$(33,641)	$(301,340)	$(157,687)	$128,886

Contract transactions:
Payments received from contract owners	$-	$797,390	$-	$-
Transfers between accounts, net	(380,405)	(28,143)	(309,540)	1,690,106
Transfer for contract terminations and annuity payouts	(76,404)	-	(373,637)	(1,889)
Net increase (decrease) in net assets from contract transactions	$(456,809)	$769,247	$(683,177)	$1,688,217

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(490,450)	$467,907	$(840,864)	$1,817,103

Net assets at beginning of period	544,454	76,547	1,852,938	35,835
Net assets at end of period	$54,004	$544,454	$1,012,074	$1,852,938

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Rydex Transportation Fund		Rydex Ursa Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(419)	$(345)	$(10,803)	$(3,543)
Realized gain (loss)	29,170	(14,730)	4,973	(85,289)
Change in unrealized appreciation (depreciation) during the period	(3,455)	3,455.00	(414)	2,668
Net increase (decrease) in net assets from operations	$25,296	$(11,620)	$(6,244)	$(86,164)

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	(59,916)	46,508	386,094	173,795
Transfer for contract terminations and annuity payouts	-	(268)	(438,361)	(78,434)
Net increase (decrease) in net assets from contract transactions	$(59,916)	$46,240	$(52,267)	$95,361

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(34,620)	$34,620	$(58,511)	$9,197

Net assets at beginning of period	34,620	-	224,652	215,455
Net assets at end of period	$-	$34,620	$166,141	$224,652

	Rydex US Gov't Bond Fund		Rydex US Gov't Money Market Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$15,819	$35,168	$108,536	$(158,122)
Realized gain (loss)	(204,520)	146,785	-	-
Change in unrealized appreciation (depreciation) during the period	1,547	(84,349)	-	-
Net increase (decrease) in net assets from operations	$(187,154)	$97,604	$108,536	$(158,122)

Contract transactions:
Payments received from contract owners	$-	$-	$103,330	$28,097,927
Transfers between accounts, net	579,398	(7,387,919)	11,672,218	(8,827,721)
Transfer for contract terminations and annuity payouts	(347,816)	(244,039)	(34,929,684)	(8,721,815)
Net increase (decrease) in net assets from contract transactions	$231,582	$(7,631,958)	$(23,154,136)	$10,548,391

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$44,428	$(7,534,354)	$(23,045,600)	$10,390,269

Net assets at beginning of period	34	7,534,388	24,932,035	14,541,766
Net assets at end of period	$44,462	$34	$1,886,435	$24,932,035

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Rydex Utilities Fund		Rydex Velocity Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,029)	$(155)	$(3,959)	$1,319
Realized gain (loss)	28,130	2,208	(212,876)	313,739
Change in unrealized appreciation (depreciation) during the period	(11,844)	11,082	(35,969)	57,033
Net increase (decrease) in net assets from operations	$15,257	$13,135	$(252,804)	$372,091

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	(432,907)	495,480	(1,238,705)	2,201,965
Transfer for contract terminations and annuity payouts	(94,336)	(3,519)	(53,048)	(108)
Net increase (decrease) in net assets from contract transactions	$(527,243)	$491,961	$(1,291,753)	$2,201,857

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(511,986)	$505,096	$(1,544,557)	$2,573,948

Net assets at beginning of period	511,986	6,890	2,668,707	94,759
Net assets at end of period	$-	$511,986	$1,124,150	$2,668,707

	Templeton Developing Markets Securities Fund 2		UBS Global AM Tactical Allocation

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(22,452)	$685	$(13,690)	$(90,019)
Realized gain (loss)	21,814	(10,667)	(341,410)	(660,522)
Change in unrealized appreciation (depreciation) during the period	892,816	493,317	829,578	1,697,028
Net increase (decrease) in net assets from operations	$892,178	$483,335	$474,478	$946,487

Contract transactions:
Payments received from contract owners	$13,130	$18,859	$119,262	$675,215
Transfers between accounts, net	1,187,460	480,741	(994,788)	(269,155)
Transfer for contract terminations and annuity payouts	(380,195)	(207,992)	(1,777,570)	(2,167,574)
Net increase (decrease) in net assets from contract transactions	$820,395	$291,608	$(2,653,096)	$(1,761,514)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$1,712,573	$774,943	$(2,178,618)	$(815,027)

Net assets at beginning of period	2,879,949	2,105,006	11,448,298	12,263,325
Net assets at end of period	$4,592,522	$2,879,949	$9,269,680	$11,448,298

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31

	Wanger International Select Fund[11]		Wanger International Small Cap Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$19,205	$(62,209)	$(128,235)	$(166,335)
Realized gain (loss)	39,894	27,519	564,731	166,785
Change in unrealized appreciation (depreciation) during the period	926,126	1,026,298	3,380,828	4,409,963
Net increase (decrease) in net assets from operations	$985,225	$991,608	$3,817,324	$4,410,413

Contract transactions:
Payments received from contract owners	$123,502	$133,329	$372,870	$391,957
Transfers between accounts, net	1,723,343	1,015,355	444,581	238,620
Transfer for contract terminations and annuity payouts	(871,514)	(232,132)	(1,868,256)	(1,003,793)
Net increase (decrease) in net assets from contract transactions	$975,331	$916,552	$(1,050,805)	$(373,216)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$1,960,556	$1,908,160	$2,766,519	$4,037,197

Net assets at beginning of period	6,026,514	4,118,354	19,824,267	15,787,070
Net assets at end of period	$7,987,070	$6,026,514	$22,590,786	$19,824,267

	Wanger Select Fund[12]		Wanger US Smaller Companies Fund

	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(414,589)	$(387,668)	$(883,621)	$(839,506)
Realized gain (loss)	1,950,960	96,602	2,117,953	739,752
Change in unrealized appreciation (depreciation) during the period	607,069	4,187,583	3,595,769	8,181,258
Net increase (decrease) in net assets from operations	$2,143,440	$3,896,517	$4,830,101	$8,081,504

Contract transactions:
Payments received from contract owners	$297,110	$893,202	$626,734	$1,770,054
Transfers between accounts, net	645,245	2,729,943	(1,894,705)	(1,173,236)
Transfer for contract terminations and annuity payouts	(2,691,892)	(1,843,066)	(4,499,230)	(3,439,055)
Net increase (decrease) in net assets from contract transactions	$(1,749,537)	$1,780,079	$(5,767,201)	$(2,842,237)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$393,903	$5,676,596	$(937,100)	$5,239,267

Net assets at beginning of period	26,355,290	20,678,694	55,809,659	50,570,392
Net assets at end of period	$26,749,193	$26,355,290	$54,872,559	$55,809,659

11 Changed name from Wanger Foreign Forty effective 04/30/2004

12 Changed name from Wanger Twenty effective 04/30/2004

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements

December 31, 2005

1. Organization

Keyport Variable Account A (the "Variable Account") is a segregated investment account of Sun Life Assurance Company of Canada (U.S.) (the "Company"). The Variable Account was previously a segregated investment account of Keyport Life Insurance Co. ("Keyport"). On December 31, 2003, Keyport merged into Sun Life Assurance Company of Canada (U.S.) (the "Company"). The merger had no effect on the existing rights and benefits of the policyholders of the Variable Accounts.

As a result of the merger, the name of the variable account changed to Sun Life Assurance Company of Canada (U.S.) - Keyport Variable Account A (previously known as Keyport Life Insurance Company - Variable Account A).

The Variable Account exists in accordance with the regulations of the Delaware Department of Insurance, is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended, and invests in shares of eligible funds. The Variable Account is a funding vehicle for group and individual variable annuity contracts. The Variable Account currently offers eleven variable annuity contracts: Keyport Advisor, Keyport Advisor Vista, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Vista, Keyport Optima, Keyport Exeter, SteinRoe Annuity, Rydex, and Keyport Latitude, distinguished principally by the level of expenses, surrender charges, and eligible fund options. The eleven contracts and their respective eligible fund options are as follows:
Keyport Advisor Variable Annuity	Keyport Advisor Vista Variable Annuity

Alger American Fund:	AIM Variable Insurance Funds, Inc:
Alger American Growth Portfolio	AIM VI Capital Appreciation Fund
Alger American Growth Portfolio	AIM VI Growth Fund Portfolio
Alger American Small Capitalization	AIM VI International Growth Fund

MFS Variable Insurance Trust	MFS Variable Insurance Trust
MFS Emerging Growth Series - IC	MFS Bond Series - IC
MFS Research Series - IC	MFS Research Series - IC
MFS Emerging Growth Series - IC

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
Liberty Asset Allocation Fund, VS (A)	Liberty Asset Allocation Fund, VS (A)
Liberty Money Market Fund, VS (A)	Liberty Money Market Fund, VS (A)
Liberty Small Company Growth Fund, VS (A)	Liberty Small Company Growth Fund, VS (A)
Liberty Federal Securities Fund, VS (A)	Columbia Large Cap Growth Stock Fund, VS (A)
Columbia Large Cap Growth Stock Fund, VS (A)

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Liberty Growth & Income Fund, VS (A)
Colonial Strategic Income Fund, VS (A)	Columbia International Fund, VS (A)
Columbia International Fund, VS (A)	Colonial Strategic Income Fund, VS (A)
Liberty Growth & Income Fund, VS (A)	Colonial Small Cap Value Fund, VS (A)
Newport Tiger Fund, VS (A)	Columbia High Yield Securities Fund, VS (A)

AllianceBernstein Variable Products Series Fund, Inc	AllianceBernstein Variable Products Series Fund, Inc
AllianceBernstein Global Bond Portfolio (A)	AllianceBernstein Global Bond Portfolio (A)
AllianceBernstein Large Cap Growth Portfolio (A)	AllianceBernstein Large Cap Growth Portfolio (A)
AllianceBernstein Growth and Income Portfolio (A)
AllianceBernstein Real Estate Investment Portfolio (A)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Advisor Charter Variable Annuity	Keyport Advisor Optima Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Fund	AIM VI Capital Appreciation Fund
AIM VI Premier Equity Fund	AIM VI Premier Equity Fund
AIM VI Growth Fund

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
Liberty Money Market Fund, VS (A)	Liberty Money Market Fund, VS (A)
Liberty Asset Allocation Fund, VS (A)	Liberty Asset Allocation Fund, VS (A)
Liberty Federal Securities Fund, VS (A)	Liberty Federal Securities Fund, VS (A)
Columbia Large Cap Growth Stock Fund, VS (A)	Columbia Large Cap Growth Stock Fund, VS (A)

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Columbia International Fund, VS (A)	Columbia International Fund, VS (A)
Columbia International Fund, VS (B)	Columbia International Fund, VS (B)
Columbia High Yield Securities Fund, VS (A)	Columbia High Yield Securities Fund, VS (A)
Colonial Small Cap Value Fund, VS (A)	Colonial Small Cap Value Fund, VS (A)
Liberty Growth & Income Fund, VS (A)	Liberty Growth & Income Fund, VS (A)
Newport Tiger Fund, VS (A)	Columbia Real Estate Equity Fund, VS (B)
Colonial Strategic Income Fund, VS (A)
Columbia Real Estate Equity Fund, VS (B)

AllianceBernstein Variable Products Series Fund, Inc:	AllianceBernstein Variable Products Series Fund, Inc:
AllianceBernstein Global Bond Portfolio (B)	AllianceBernstein Global Bond Portfolio (B)
AllianceBernstein Global Technology Portfolio (B)	AllianceBernstein Global Technology Portfolio (B)
AllianceBernstein Large Cap Growth Portfolio (B)	AllianceBernstein Growth and Income Portfolio (B)
AllianceBernstein Total Return Portfolio (B)
AllianceBernstein Growth Portfolio (B)

Franklin Templeton:	Franklin Templeton:
Templeton Developing Markets Sec Fund 2	Templeton Developing Markets Sec Fund 2

Alger American Fund:	UBS Trust
Alger American Growth Portfolio	UBS Global AM Tactical Allocation
Alger American Small Capitalization Portfolio

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Charter Variable Annuity	Keyport Vista Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Fund	AIM VI Capital Appreciation Fund
AIM VI International Growth Fund	AIM VI International Growth Fund
AIM VI Premier Equity Fund	AIM VI Premier Equity Fund

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
Liberty Money Market Fund, VS (A)	Liberty Money Market Fund, VS (A)
Liberty Asset Allocation Fund, VS (B)	Liberty Asset Allocation Fund, VS (B)
Liberty Federal Securities Fund, VS (B)	Liberty Federal Securities Fund, VS (B)
Columbia Large Cap Growth Stock Fund, VS (B)	Columbia Large Cap Growth Stock Fund, VS (B)

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Columbia High Yield Securities Fund, VS (B)	Columbia High Yield Securities Fund, VS (B)
Colonial Small Cap Value Fund, VS (B)	Colonial Small Cap Value Fund, VS (B)
Colonial Strategic Income Fund, VS (B)	Colonial Strategic Income Fund, VS (B)
Liberty Growth & Income Fund, VS (B)	Liberty Growth & Income Fund, VS (B)
Columbia Real Estate Equity Fund, VS (B)	Columbia Real Estate Equity Fund, VS (B)
Liberty Newport Japan Opportunity Fund, VS (B)	Liberty Newport Japan Opportunity Fund, VS (B)
Liberty S&P 500 Index Fund, VS (B)	Liberty S&P 500 Index Fund, VS (B)
Liberty Select Value Fund, VS (B)	Liberty Select Value Fund, VS (B)
Liberty Growth & Income Fund, VS (B)	Liberty Growth & Income Fund, VS (B)
Newport Tiger Fund, VS (B)	Newport Tiger Fund, VS (B)
Liberty Money Market Fund, VS (A)	Liberty Money Market Fund, VS (A)
Wanger International Select Fund	Wanger International Select Fund
Wanger International Small Cap Fund	Wanger International Small Cap Fund
Wanger Select Fund	Wanger Select Fund
Wanger US Smaller Companies Fund	Wanger US Smaller Companies Fund

AllianceBernstein Variable Products Series Fund, Inc:	AllianceBernstein Variable Products Series Fund, Inc:
AllianceBernstein Growth & Income Portfolio (B)	AllianceBernstein Growth & Income Portfolio (B)
AllianceBernstein Large Cap Growth Portfolio (B)	AllianceBernstein Large Cap Growth Portfolio (B)
AllianceBernstein Global Technology Portfolio (B)	AllianceBernstein Global Technology Portfolio (B)
AllianceBernstein Worldwide Privatization Portfolio (B)	AllianceBernstein Worldwide Privatization Portfolio (B)

Fidelity VIP Funds:	Fidelity VIP Funds:
Fidelity VIP Equity Income Fund - SC2	Fidelity VIP Equity Income Fund - SC2
Fidelity VIP III Growth Opportunities Fund - SC2	Fidelity VIP III Growth Opportunities Fund - SC2
Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	Fidelity VIP III Dynamic Capital Appreciation Fund - SC2

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Charter Variable Annuity (continued)	Keyport Vista Variable Annuity (continued)

MFS Variable Insurance Trust:	MFS Variable Insurance Trust:
MFS Emerging Growth Series - SC	MFS Emerging Growth Series - SC
MFS Investors Growth Stock Series - SC	MFS Investors Growth Stock Series - SC
MFS Investors Trust Series - SC	MFS Investors Trust Series - SC
MFS New Discovery Series - SC	MFS New Discovery Series - SC

Rydex Variable Trust:	Rydex Variable Trust:
Rydex OTC Fund	Rydex OTC Fund

Keyport Optima Variable Annuity	Keyport Optima Variable Annuity

AIM Variable Insurance Funds, Inc:	AllianceBernstein Variable Products Series Fund, Inc:
AIM VI Capital Appreciation Fund	AllianceBernstein Growth & Income Portfolio (B)
AIM VI International Growth Fund	AllianceBernstein Total Return Portfolio (B)
AIM VI Premier Equity Fund	AllianceBernstein International Portfolio (B)
AllianceBernstein Growth Portfolio (B)
AllianceBernstein Global Bond Portfolio (B)

SteinRoe Variable Investment Trust (SRVIT):	MFS Variable Insurance Trust:
Liberty Money Market Fund, VS (A)	MFS Emerging Growth Series - SC
Liberty Asset Allocation Fund, VS (B)	MFS Investors Growth Stock Series - SC
Liberty Federal Securities Fund, VS (B)	MFS Investors Trust Series - SC
Columbia Large Cap Growth Stock Fund, VS (B)

Liberty Variable Investment Trust (LVIT):	Brinson Series Trust
Columbia High Yield Securities Fund, VS (B)	UBS Global AM Tactical Allocation
Colonial Small Cap Value Fund, VS (B)	AllianceBernstein Technology Portfolio (B)
Colonial Strategic Income Fund, VS (B)
Columbia Real Estate Equity Fund, VS (B)	SteinRoe Variable Investment Trust (SRVIT):
Liberty Growth & Income Fund, VS (B)	Liberty Money Market Fund, VS (A)
Newport Tiger Fund, VS (B)
Columbia International Fund, VS (B)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Stein Roe Variable Annuity	Stein Roe Variable Annuity

Liberty Variable Investment Trust (LVIT):	SteinRoe Variable Investment Trust (SRVIT):
Columbia High Yield Securities Fund, VS (A)	Liberty Asset Allocation Fund, VS (A)
Colonial Small Cap Value Fund, VS (A)	Columbia Large Cap Growth Stock Fund, VS (A)
Colonial Strategic Income Fund, VS (A)	Liberty Money Market Fund, VS (A)
Liberty Growth & Income Fund, VS (A)	Liberty Federal Securities Fund, VS (A)
Newport Tiger Fund, VS (A)
Columbia International Fund, VS (A)
Wanger International Select Fund
Wanger International Small Cap Fund
Wanger Select Fund
Wanger US Smaller Companies Fund

Keyport Latitude Variable Annuity	Keyport Latitude Variable Annuity

AIM Variable Insurance Funds, Inc:	AllianceBernstein Variable Products Series Fund, Inc:
AIM VI Capital Appreciation Fund	AllianceBernstein Growth & Income Portfolio (B)
AIM VI International Growth Fund	AllianceBernstein Large Cap Growth Portfolio (B)
AIM VI Premier Equity Series I	AllianceBernstein Technology Portfolio (B)
AllianceBernstein Worldwide Privatization (B)

SteinRoe Variable Investment Trust (SRVIT):	Fidelity VIP Funds:
Liberty Money Market Fund, VS (A)	Fidelity VIP Equity Income Fund - SC2
Liberty Asset Allocation Fund, VS (B)	Fidelity VIP III Growth Opportunities Fund - SC2
Liberty Federal Securities Fund, VS (B)	Fidelity VIP III Dynamic Capital Appreciation Fund-SC2
SteinRoe Growth Stock Fund, VS (B)

Liberty Variable Investment Trust (LVIT):	MFS Variable Insurance Trust:
Columbia High Yield Securities Fund, VS (B)	MFS Emerging Growth Series - SC
Colonial Small Cap Value Fund, VS (B)	MFS Investor Growth Stock Series - SC
Colonial Strategic Income Fund, VS (B)	MFS Investor Trust Series - SC
Liberty Growth & Income Fund, VS (B)	MFS New Discovery Series - SC
Columbia Real Estate Equity Fund, VS (B)
Liberty Newport Japan Opportunity Fund, VS (B)	Rydex Variable Trust:
Liberty S&P 500 Index Fund, VS (B)	Rydex OTC Fund
Liberty Select Value Fund, VS (B)
Liberty Growth & Income Fund, VS (B)
Newport Tiger Fund, VS (B)
Wanger International Select Fund
Wanger International Small Cap Fund
Wanger Select Fund
Wanger US Smaller Companies Fund

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)

Rydex Variable Annuity

Rydex Variable Trust

Rydex Nova Fund

Rydex OTC Fund

Rydex Precious Metals Fund

Rydex Ursa Fund

Rydex US Government Money Market Fund

Rydex US Government Bond Fund

Rydex Arktos Fund

Rydex Banking Fund

Rydex Basic Materials Fund

Rydex Biotechnology Fund

Rydex Consumer Products Fund

Rydex Electronics Fund

Rydex Energy Fund

Rydex Energy Services Fund

Liberty Money Market Fund

Rydex Internet Fund

Rydex Leisure Fund

Rydex Large Cap Europe Fund

Rydex Large Cap Japan Fund

Rydex Mekros Fund

Rydex Retailing Fund

Rydex Technology Fund

Rydex Telecommunications Fund

Rydex Transportation Fund

Rydex Utilities Fund

Rydex Medius Fund

Rydex Real Estate Fund

Rydex Titan 500 Fund

Rydex Velocity 100 Fund

Rydex Financial Services Fund

Rydex Health Care Fund

Rydex Juno Fund

On May 1, 2005, the fund names of Alliance Bernstein Premier Growth Portfolio and Alliance Bernstein Technology Portfolio were changed to Alliance Bernstein Large Cap Growth Portfolio and Alliance Bernstein Global Technology Portfolio, respectively.

On February 26, 2005, the fund name of Stein Roe Growth Stock Fund was changed to Columbia Large Cap Growth Stock Fund.

Effective February 18, 2005, Newport Tiger Fund and Columbia Real Estate Equity Fund were closed.

Effective April 23, 2004, Liberty All Star Equity fund was closed. On April 30, 2004, Wanger Twenty and Wanger Foreign Forty fund names were changed to Wanger Select and Wanger International Select, respectively.

On April 4, 2003, the fund names of Colonial US Growth & Income, Colonial International Fund for Growth, SteinRoe Balance and SteinRoe Money Market were changed to Liberty Growth & Income, Columbia International, Liberty Asset Allocation and Liberty Money Market, respectively. On April 11, 2003 SteinRoe Small Company Growth changed its name to Liberty Small Company Growth. On April 30, 2003, the fund names of Alliance were changed to Alliance Bernstein. Effective September 15, 2003 Keyport Latitude Variable Annuity and Keyport Charter Variable Annuity were closed to new sales.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)

On February 20, 2003, Liberty Newport Japan Ops was closed and this mutual fund was merged with Liberty Money Market.

On March 27, 2003, Rydex Health Care B and Rydex Financial B were closed and funds from these mutual funds were merged with Liberty Money Market. On April 4, 2003, Colonial International Horizons and Colonial Global Equity were closed and funds from these mutual funds were merged with Columbia International. On April 7, 2003, Liberty Value was closed and merged with Liberty Growth & Income. On April 14, 2003, Colonial High Yield Securities, Crabbe Huson Real Estate and SteinRoe Global Utilities were closed and funds from these mutual funds were merged with Columbia High Yield, Columbia Real Estate Equity and Columbia International, respectively. Columbia International was added to the funds line-up on April 4, 2003. On April 11, 2003, Columbia High Yield and Columbia Real Estate Equity were added to the funds line-up. Rydex Juno fund was added to the funds line-up on May 14, 2003.

Under applicable insurance law, the assets and liabilities of the variable accounts are clearly identified and distinguished from the company's other assets and liabilities. The portion of assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the company may conduct.

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from those estimates.

Investments are made in the mutual funds and are valued at their reported net assets value of such mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends and gain from realized gain distributions are recorded at the ex-distribution date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0%, depending on the contract unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company.

The net assets retained by the Company represent seed money shares invested in certain Sub-Accounts required to commence operations. The seed money is stated at market value (shares multiplied by net asset value per share).

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company does not anticipate any tax liability resulting from the operations of the Variable Account. Therefore, a provision for income taxes has not been charged against the Variable Account.

3. Expenses

Keyport Advisor, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Optima, and Keyport Latitude Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge of $36 to cover the cost of contract administration is deducted from each contract holder's account on the contract anniversary date. Daily deductions are made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value. A daily deduction is also made for distribution costs incurred by the Company at an effective annual rate of 0.15% of contract value. For the contact series Keyport Advisor Employee, the effective annual rate for daily deductions for the assumption of mortality and expense risk is 0.35%; no other charges apply.

Optional riders are available for Keyport Advisor Charter and Optima only. The deduction is a yearly charge of 0.35% for a guaranteed income benefit rider, 0.05% for an enhanced death benefit (if purchased with income rider) and 0.10% for an enhanced death benefit (if purchased without the income rider).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

3. Expenses (continued)

Keyport Advisor Vista and Keyport Vista Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each Sub-Account for administrative charges incurred by the Company at an effective annual rate of 0.15% of contract value. A daily deduction is also made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value

Keyport Exeter Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. An annual contract maintenance charge of $35 to cover the cost of contract administration is deducted from each contract holder's account on the contract anniversary date. Daily deductions are made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate 0.35% of contract value.

Stein Roe Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate of 0.65% of contract value.

Rydex Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate of 0.90% of contract value.

4. Affiliated Company Transactions

The Company provides administrative services necessary for the operation of the Variable Account. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Clarendon Insurance Agency, Inc. ("Clarendon"), a wholly owned subsidiary of the Company, is the principal underwriter for SteinRoe Variable Investment Trust ("SRVIT") and Liberty Variable Investment Trust ("LVIT"). On December 31, 2003, Keyport Financial Service Corp. (KFSC), (former principal underwriter for SRVIT and LVIT and a wholly owned subsidiary of Keyport), merged into Clarendon. Clarendon is the surviving entity. The investment advisors' compensation is based upon the fair value of the mutual funds.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Financial Highlights

A summary of the accumulation unit values at December 31,2005, 2004, 2003, 2002 and 2001, the accumulation units and dollar value, the investment income ratios, the expense ratios (excluding expenses of the underlying funds) and the total return for the years ended December 31,2005, 2004, 2003, 2002 and 2001 are as follows:

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio [2]		Total Return [3]
	Units	lowest to highest		Assets [4]	Ratio [1]	lowest to highest		lowest to highest

AIM VI Capital Appreciation Series I
December 31, 2005	1,371,125	$11.308 to	$11.531	$15,545,675	0.06%	1.24% to	1.39%	7.34% to	7.50%
December 31, 2004	1,644,791	10.535 to	10.727	17,374,279	0.00%	1.24% to	1.39%	5.15% to	5.31%
December 31, 2003	1,708,618	10.019 to	10.186	17,162,283	0.00%	1.24% to	1.39%	27.73% to	27.92%
December 31, 2002	1,932,189	7.843 to	7.963	15,193,702	0.00%	1.24% to	1.39%	-25.40% to	-25.29%
December 31, 2001	2,364,054	10.514 to	10.658	24,922,688	0.00%	1.24% to	1.39%	-24.35% to	-24.23%

AIM VI Growth Series I
December 31, 2005	191,975	8.030 to	8.110	1,544,894	0.00%	1.24% to	1.39%	6.00% to	6.16%
December 31, 2004	265,891	7.576 to	7.639	2,019,073	0.00%	1.24% to	1.39%	6.73% to	6.89%
December 31, 2003	316,477	7.098 to	7.147	2,250,656	0.00%	1.24% to	1.39%	29.43% to	29.62%
December 31, 2002	364,564	5.484 to	5.514	2,002,421	0.00%	1.24% to	1.39%	-31.93% to	-31.82%
December 31, 2001	546,226	8.056 to	8.088	4,406,474	0.20%	1.24% to	1.39%	-34.80% to	-34.71%

AIM VI International Growth Fund Series I
December 31, 2005	2,696,977	9.246 to	12.595	33,188,740	0.66%	1.24% to	1.39%	16.30% to	16.48%
December 31, 2004	3,042,123	7.938 to	10.829	32,123,515	0.65%	1.24% to	1.39%	22.29% to	22.47%
December 31, 2003	3,370,876	6.481 to	8.855	29,032,673	0.58%	1.24% to	1.39%	27.28% to	27.47%
December 31, 2002	3,255,872	5.085 to	6.957	21,826,302	0.63%	1.24% to	1.39%	-16.84% to	-16.72%
December 31, 2001	2,600,301	6.105 to	8.366	20,815,086	0.29%	1.24% to	1.39%	-24.60% to	-24.48%

AIM VI Premier Equity Fund Series I
December 31, 2005	2,425,456	7.500 to	8.810	18,318,368	0.79%	1.24% to	1.39%	4.20% to	4.36%
December 31, 2004	3,003,442	7.197 to	8.455	21,766,966	0.44%	1.24% to	1.39%	4.31% to	4.46%
December 31, 2003	3,400,640	6.900 to	8.106	23,627,775	0.29%	1.24% to	1.39%	23.35% to	23.54%
December 31, 2002	3,936,931	5.594 to	6.571	22,172,555	0.31%	1.24% to	1.39%	-31.22% to	-31.12%
December 31, 2001	4,551,768	8.133 to	9.555	37,270,403	0.13%	1.24% to	1.39%	-13.78% to	-13.65%

Alger American Growth Portfolio
December 31, 2005	1,922,772	17.500 to	18.880	33,705,466	0.24%	0.35% to	1.39%	10.49% to	11.64%
December 31, 2004	2,483,790	15.838 to	16.911	39,400,571	0.00%	0.35% to	1.39%	4.04% to	5.13%
December 31, 2003	2,950,057	15.224 to	16.087	44,978,824	0.00%	0.35% to	1.39%	33.30% to	34.69%
December 31, 2002	3,343,221	11.421 to	11.944	38,240,992	0.04%	0.35% to	1.39%	-33.92% to	-33.23%
December 31, 2001	4,395,475	17.283 to	21.054	76,082,646	0.24%	0.35% to	1.39%	-13.04% to	5.60%

Alger American Small Capitalization Portfolio
December 31, 2005	894,352	12.118 to	13.925	10,844,934	0.00%	0.35% to	1.39%	15.27% to	16.47%
December 31, 2004	1,138,962	10.512 to	11.955	11,979,656	0.00%	0.35% to	1.39%	14.36% to	16.16%
December 31, 2003	1,342,657	9.145 to	10.292	12,282,493	0.00%	0.35% to	1.39%	40.38% to	41.85%
December 31, 2002	1,512,410	6.514 to	7.256	9,855,019	0.00%	0.35% to	1.39%	-27.25% to	-26.48%
December 31, 2001	1,832,649	8.954 to	12.488	16,411,558	0.05%	0.35% to	1.39%	-30.49% to	-3.36%

AllianceBernstein Global Bond Portfolio (A)
December 31, 2005	990,824	12.694 to	13.856	12,630,978	9.24%	0.35% to	1.39%	-8.93% to	-7.98%
December 31, 2004	1,235,671	13.938 to	15.057	17,280,263	5.73%	0.35% to	1.39%	8.11% to	9.25%
December 31, 2003	1,490,814	12.892 to	13.782	19,282,430	5.99%	0.35% to	1.39%	11.70% to	12.87%
December 31, 2002	1,739,794	11.542 to	12.211	20,144,892	1.15%	0.35% to	1.39%	0.00% to	16.51%
December 31, 2001	2,220,556	10.010 to	10.481	22,295,805	0.00%	0.35% to	1.39%	-1.66% to	-0.54%

AllianceBernstein Global Bond Portfolio (B)
December 31, 2005	347,183	12.438 to	12.560	4,329,099	8.96%	1.24% to	1.39%	-9.13% to	-9.00%
December 31, 2004	383,109	13.689 to	13.802	5,257,162	5.58%	1.24% to	1.39%	7.82% to	7.98%
December 31, 2003	445,194	12.696 to	12.782	5,664,409	5.64%	1.24% to	1.39%	11.52% to	11.69%
December 31, 2002	504,684	11.384 to	11.444	5,754,708	0.94%	1.24% to	1.39%	14.98% to	15.15%
December 31, 2001	548,236	9.901 to	9.938	5,434,480	0.00%	1.24% to	1.39%	-1.93% to	-1.78%

AllianceBernstein Global Technology Portfolio (B) (Formerly AllianceBernstein Technology Portfolio (B))
December 31, 2005	1,845,923	6.929 to	7.437	13,487,399	0.00%	1.24% to	1.39%	2.22% to	2.37%
December 31, 2004	2,198,138	6.779 to	7.204	15,710,648	0.00%	1.24% to	1.39%	3.63% to	3.79%
December 31, 2003	2,522,678	6.541 to	7.020	17,397,766	0.00%	1.24% to	1.39%	41.81% to	42.02%
December 31, 2002	2,583,241	4.613 to	17.682	12,562,586	0.00%	1.24% to	1.39%	-42.61% to	-42.53%
December 31, 2001	3,026,025	8.038 to	17.682	25,644,080	0.00%	1.24% to	1.39%	-26.49% to	-26.38%

AllianceBernstein Growth Portfolio (B)
December 31, 2005	92,630	12.234 to	12.311	1,135,695	0.00%	1.24% to	1.39%	10.10% to	10.26%
December 31, 2004	106,044	11.112 to	11.165	1,181,281	0.00%	1.24% to	1.39%	12.94% to	13.11%
December 31, 2003	116,675	9.838 to	9.871	1,150,073	0.00%	1.24% to	1.39%	32.84% to	33.04%
December 31, 2002	99,651	7.406 to	7.419	738,789	0.00%	1.24% to	1.39%	-29.26% to	-29.15%
December 31, 2001	115,702	10.469 to	10.472	1,211,446	0.00%	1.24% to	1.39%	4.69% to	4.72%

AllianceBernstein Growth and Income Portfolio (A)
December 31, 2005	228,823	15.187 to	15.187	3,475,143	1.52%	1.39% to	1.39%	3.42% to	3.42%
December 31, 2004	294,155	14.684 to	14.684	4,319,489	0.95%	1.39% to	1.39%	9.92% to	9.92%
December 31, 2003	321,761	13.359 to	13.359	4,298,501	1.04%	1.39% to	1.39%	30.68% to	30.68%
December 31, 2002	395,376	10.223 to	10.223	4,042,051	0.64%	1.39% to	1.39%	-23.13% to	-23.13%
December 31, 2001	540,647	13.299 to	13.299	7,190,280	0.60%	1.39% to	1.39%	-1.04% to	-1.04%

AllianceBernstein Growth and Income Portfolio (B)
December 31, 2005	3,802,765	11.428 to	12.073	45,481,963	1.27%	1.24% to	1.39%	3.16% to	3.31%
December 31, 2004	4,147,840	11.078 to	11.686	48,087,708	0.74%	1.24% to	1.39%	9.68% to	9.85%
December 31, 2003	4,350,967	10.100 to	10.639	45,983,625	0.85%	1.24% to	1.39%	30.36% to	30.56%
December 31, 2002	4,128,896	7.748 to	8.149	33,473,836	0.57%	1.24% to	1.39%	-24.89% to	-23.23%
December 31, 2001	3,671,104	10.107 to	10.614	38,826,725	0.56%	1.24% to	1.39%	-1.24% to	-1.09%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income		Expense Ratio [2]		Total Return [3]
	Units	lowest to highest		Assets [4]	Ratio [1]		lowest to highest		lowest to highest

AllianceBernstein International Portfolio (B)
December 31, 2005	57,938	$15.055 to	$15.150	$874,069	0.33%		1.24% to	1.39%	17.15% to	17.32%
December 31, 2004	40,807	12.851 to	12.913	525,053	0.19%		1.24% to	1.39%	15.78% to	15.95%
December 31, 2003	37,779	11.100 to	11.136	419,704	0.09%		1.24% to	1.39%	29.30% to	29.50%
December 31, 2002	37,644	8.584 to	8.600	323,318	0.00%		1.24% to	1.39%	-16.67% to	-16.54%
December 31, 2001	41,102	10.301 to	10.304	423,429	0.00%		1.24% to	1.39%	3.01% to	3.04%

AllianceBernstein Large Cap Growth Portfolio (A) (Formerly AllianceBernstein Premier Growth Portfolio (A))
December 31, 2005	2,117,947	10.853 to	18.260	36,787,035	0.00%		0.35% to	1.39%	13.56% to	14.74%
December 31, 2004	2,963,832	9.557 to	15.914	45,388,257	0.00%		0.35% to	1.39%	7.12% to	8.24%
December 31, 2003	3,707,808	8.922 to	14.703	53,016,937	0.00%		0.35% to	1.39%	21.96% to	23.24%
December 31, 2002	4,445,805	7.316 to	11.930	52,135,105	0.00%		0.35% to	1.39%	-31.60% to	-30.89%
December 31, 2001	6,028,392	10.696 to	22.946	103,295,637	0.00%		0.35% to	1.39%	-18.36% to	8.46%

AllianceBernstein Large Cap Growth Portfolio (B) (Formerly AllianceBernstein Premier Growth Portfolio (B))
December 31, 2005	3,362,166	7.624 to	7.833	25,954,639	0.00%		1.24% to	1.39%	13.26% to	13.43%
December 31, 2004	4,205,397	6.731 to	6.916	28,661,909	0.00%		1.24% to	1.39%	6.84% to	7.01%
December 31, 2003	4,980,175	6.300 to	6.472	31,771,421	0.00%		1.24% to	1.39%	21.66% to	21.85%
December 31, 2002	5,567,625	5.178 to	6.518	29,193,378	0.00%		1.24% to	1.39%	-31.80% to	-28.71%
December 31, 2001	6,668,554	7.593 to	9.144	51,266,126	0.00%		1.24% to	1.39%	-18.55% to	-18.43%

AllianceBernstein Real Estate Investment Portfolio (A)
December 31, 2005	32,299	23.590 to	23.590	761,923	3.33%		1.39% to	1.39%	10.13% to	10.13%
December 31, 2004	47,685	21.420 to	21.420	1,021,411	2.27%		1.39% to	1.39%	33.75% to	33.75%
December 31, 2003	52,554	16.015 to	16.015	841,633	2.65%		1.39% to	1.39%	37.38% to	37.38%
December 31, 2002	65,646	11.658 to	11.658	765,275	2.45%		1.39% to	1.39%	1.18% to	1.18%
December 31, 2001	79,104	11.521 to	11.521	911,371	3.59%		1.39% to	1.39%	9.26% to	9.26%

AllianceBernstein Total Return Portfolio (B)
December 31, 2005	142,686	11.325 to	11.397	1,618,096	2.31%		1.24% to	1.39%	2.18% to	2.33%
December 31, 2004	162,196	11.084 to	11.137	1,800,614	2.27%		1.24% to	1.39%	7.29% to	7.45%
December 31, 2003	137,958	10.331 to	10.365	1,427,115	2.69%		1.24% to	1.39%	17.14% to	17.32%
December 31, 2002	155,596	8.819 to	8.835	1,373,388	1.84%		1.24% to	1.39%	-12.04% to	-11.90%
December 31, 2001	162,454	10.026 to	10.029	1,628,999	0.00%		1.24% to	1.39%	0.26% to	0.29%

AllianceBernstein Worldwide Privatization Portfolio (B)
December 31, 2005	462,461	13.069 to	13.178	6,045,588	0.32%		1.24% to	1.39%	18.89% to	19.07%
December 31, 2004	270,729	10.992 to	11.067	2,978,413	0.10%		1.24% to	1.39%	22.26% to	22.44%
December 31, 2003	205,744	8.991 to	9.039	1,851,594	1.06%		1.24% to	1.39%	41.10% to	41.31%
December 31, 2002	150,875	6.372 to	6.397	961,739	1.71%		1.24% to	1.39%	-5.58% to	-5.44%
December 31, 2001	101,196	6.749 to	6.765	683,066	0.16%		1.24% to	1.39%	-18.43% to	-18.31%

Colonial Global Equity Fund, VS (B)
December 31, 2005	-	- to	-	-	-		- to	-	- to	-
December 31, 2004	-	- to	-	-	-		- to	-	- to	-
December 31, 2003	-	5.137 to	5.166	-	3.43%	[5]	1.24% to	1.39%	-0.41% to	-0.37%
December 31, 2002	303,749	5.158 to	5.185	1,568,903	0.00%		1.24% to	1.39%	-21.19% to	-21.07%
December 31, 2001	427,744	6.545 to	6.570	2,802,406	0.00%		1.24% to	1.39%	-25.63% to	-25.51%

Colonial High Yield Securities, VS (A)
December 31, 2005	-	- to	-	-	-		- to	-	- to	-
December 31, 2004	-	- to	-	-	-		- to	-	- to	-
December 31, 2003	-	8.579 to	9.124	-	9.05%	[5]	0.65% to	1.39%	6.26% to	6.48%
December 31, 2002	1,228,433	8.074 to	8.569	10,030,208	8.69%		0.65% to	1.39%	-5.12% to	-4.41%
December 31, 2001	1,262,538	8.509 to	8.964	10,750,173	8.68%		0.65% to	1.39%	-4.02% to	-3.30%

Colonial High Yield Securities, VS (B)
December 31, 2005	-	- to	-	-	-		- to	-	- to	-
December 31, 2004	-	- to	-	-	-		- to	-	- to	-
December 31, 2003	-	8.549 to	8.599	-	9.09%	[5]	1.24% to	1.39%	6.27% to	6.31%
December 31, 2002	1,593,619	8.045 to	8.088	12,827,932	11.21%		1.24% to	1.39%	-5.09% to	-4.95%
December 31, 2001	807,527	8.476 to	8.509	6,850,992	12.97%		1.24% to	1.39%	-4.17% to	-4.02%

Colonial International Horizons Fund, VS (B)
December 31, 2005	-	- to	-	-	-		- to	-	- to	-
December 31, 2004	-	- to	-	-	-		- to	-	- to	-
December 31, 2003	-	5.883 to	5.916	-	1.86%	[5]	1.24% to	1.39%	-2.21% to	-2.17%
December 31, 2002	620,837	6.016 to	6.047	3,739,200	0.05%		1.24% to	1.39%	-14.14% to	-14.01%
December 31, 2001	667,937	7.006 to	7.032	4,685,399	0.46%		1.24% to	1.39%	-24.40% to	-24.28%

Colonial Small Cap Value Fund, VS (A)
December 31, 2005	474,277	18.222 to	18.403	8,659,404	0.00%		0.65% to	1.39%	4.18% to	4.34%
December 31, 2004	583,290	17.491 to	17.638	10,220,825	0.49%		0.65% to	1.39%	21.01% to	21.19%
December 31, 2003	527,621	14.454 to	14.554	7,639,543	0.31%		0.65% to	1.39%	37.52% to	37.72%
December 31, 2002	590,439	10.511 to	10.568	6,214,341	0.20%		0.65% to	1.39%	-7.50% to	-7.37%
December 31, 2001	486,886	11.364 to	13.043	5,539,446	0.32%		0.65% to	1.39%	5.36% to	7.94%

Colonial Small Cap Value Fund, VS (B)
December 31, 2005	991,327	18.148 to	18.328	18,006,053	0.00%		1.24% to	1.39%	4.02% to	4.17%
December 31, 2004	1,135,581	17.448 to	17.594	19,828,593	0.33%		1.24% to	1.39%	20.81% to	20.99%
December 31, 2003	1,094,507	14.442 to	14.541	15,817,272	0.33%		1.24% to	1.39%	37.42% to	37.63%
December 31, 2002	1,010,552	10.509 to	10.566	10,627,189	0.21%		1.24% to	1.39%	-7.44% to	-7.30%
December 31, 2001	665,467	11.354 to	11.398	7,560,320	0.37%		1.24% to	1.39%	7.69% to	7.85%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income		Expense Ratio [2]		Total Return [3]
	Units	lowest to highest		Assets [4]	Ratio [1]		lowest to highest		lowest to highest

Colonial Strategic Income Fund, VS (A)
December 31, 2005	2,589,859	$14.024 to	$21.977	$50,757,201	0.00%		0.35% to	1.39%	0.21% to	1.25%
December 31, 2004	3,359,897	13.995 to	21.705	65,625,701	7.56%		0.35% to	1.39%	8.64% to	9.78%
December 31, 2003	4,024,963	12.882 to	19.772	72,464,904	7.16%		0.35% to	1.39%	16.77% to	17.99%
December 31, 2002	4,616,119	11.032 to	16.758	71,164,949	7.55%		0.35% to	1.39%	7.03% to	8.15%
December 31, 2001	5,686,325	10.278 to	15.495	82,021,153	8.11%		0.35% to	1.39%	2.35% to	3.42%

Colonial Strategic Income Fund, VS (B)
December 31, 2005	2,360,977	13.858 to	19.665	45,297,775	0.00%		1.24% to	1.39%	0.01% to	0.16%
December 31, 2004	2,484,658	13.856 to	19.633	47,634,325	7.98%		1.24% to	1.39%	8.33% to	8.50%
December 31, 2003	2,566,703	12.790 to	18.096	45,130,395	8.14%		1.24% to	1.39%	16.66% to	16.84%
December 31, 2002	1,821,568	10.964 to	15.488	27,419,053	9.61%		1.24% to	1.39%	6.71% to	6.87%
December 31, 2001	1,171,866	10.274 to	14.493	16,542,553	13.82%		1.24% to	1.39%	2.22% to	2.37%

Columbia High Yield Fund II, VS (A)
December 31, 2005	525,660	9.822 to	10.659	5,168,013	0.00%		0.65% to	1.39%	1.10% to	1.85%
December 31, 2004	671,908	9.715 to	10.465	6,547,176	5.29%		0.65% to	1.39%	5.53% to	6.32%
December 31, 2003	927,996	9.205 to	9.842	8,600,060	6.80%	[5]	0.65% to	1.39%	7.29% to	7.87%

Columbia High Yield Fund II, VS (B)
December 31, 2005	1,672,228	9.777 to	9.873	16,364,803	0.00%		1.24% to	1.39%	1.00% to	1.15%
December 31, 2004	2,016,436	9.680 to	9.762	19,538,391	5.32%		1.24% to	1.39%	5.58% to	5.74%
December 31, 2003	2,452,783	9.169 to	9.232	22,506,109	6.70%	[5]	1.24% to	1.39%	7.25% to	7.37%

Columbia International Fund, VS (A)
December 31, 2005	3,037,073	12.793 to	17.274	39,112,207	0.00%		0.35% to	1.39%	11.60% to	12.76%
December 31, 2004	3,987,162	11.463 to	15.364	45,991,784	1.15%		0.35% to	1.39%	12.16% to	13.33%
December 31, 2003	4,832,046	10.221 to	13.597	49,655,929	1.77%		0.35% to	1.39%	33.67% to	35.97%
December 31, 2002	2,867,881	7.646 to	8.583	22,037,677	0.33%		0.35% to	1.39%	-14.55% to	-13.66%
December 31, 2001	3,498,902	8.948 to	9.941	31,462,234	0.00%		0.35% to	1.39%	-25.41% to	-24.62%

Columbia International Fund , VS (B)
December 31, 2005	327,628	16.904 to	16.973	5,543,450	0.00%		1.24% to	1.39%	11.08% to	11.25%
December 31, 2004	401,033	15.217 to	15.257	6,106,415	0.96%		1.24% to	1.39%	11.91% to	12.08%
December 31, 2003	447,494	13.598 to	13.613	6,086,705	1.21%	[5]	1.24% to	1.39%	35.98% to	36.13%

Columbia Large Cap Growth Stock Fund VS (A) (Formerly SteinRoe Growth Stock Fund VS (A))
December 31, 2005	890,447	5.940 to	35.156	28,907,133	0.65%		0.35% to	1.39%	3.30% to	4.38%
December 31, 2004	1,234,209	5.707 to	33.981	38,367,529	0.16%		0.35% to	1.39%	-3.31% to	-2.29%
December 31, 2003	1,448,492	5.859 to	35.091	46,776,239	0.42%		0.35% to	1.39%	23.51% to	24.80%
December 31, 2002	1,673,654	4.708 to	28.368	44,141,249	0.23%		0.35% to	1.39%	-31.12% to	-30.40%
December 31, 2001	2,181,952	6.785 to	41.125	83,324,121	0.00%		0.35% to	1.39%	-25.66% to	-24.88%

Columbia Large Cap Growth Stock Fund VS (B) (Formerly SteinRoe Growth Stock Fund VS (B))
December 31, 2005	490,910	8.293 to	34.761	14,972,235	0.40%		1.24% to	1.39%	3.05% to	3.21%
December 31, 2004	604,018	8.048 to	33.681	17,738,961	0.00%		1.24% to	1.39%	-3.50% to	-3.36%
December 31, 2003	708,818	8.340 to	34.852	21,403,752	0.24%		1.24% to	1.39%	23.32% to	23.51%
December 31, 2002	722,202	6.763 to	28.219	18,142,497	0.00%		1.24% to	1.39%	-31.23% to	-31.13%
December 31, 2001	718,912	9.834 to	40.973	26,801,435	0.00%		1.24% to	1.39%	-25.83% to	-25.72%

Columbia Real Estate Equity Fund II, VS (B)
December 31, 2005	-	15.282 to	18.142	-	0.00%		1.24% to	1.39%	-5.97% to	-5.95%
December 31, 2004	118,997	16.253 to	19.291	2,280,333	3.53%		1.24% to	1.39%	28.47% to	28.66%
December 31, 2003	132,918	12.651 to	14.993	1,983,432	2.62%	[5]	1.24% to	1.39%	29.45% to	29.59%

Crabbe Huson Real Estate Investment Fund, VS (B)
December 31, 2005
December 31, 2004	-	-	-	-	-		-	-	-	-
December 31, 2003	-	9.773 to	11.570	-	13.6%	[5]	1.24% to	1.39%	0.96% to	1.00%
December 31, 2002	145,593	9.773 to	11.455	1,659,698	4.49%		1.24% to	1.39%	-0.97% to	-0.82%
December 31, 2001	179,465	9.773 to	11.549	2,065,134	4.59%		1.24% to	1.39%	0.00% to	13.10%

Exeter Growth Fund
December 31, 2005
December 31, 2004	-	-	-	-	0.00%		0.35% to	0.35%	0.00% to	0.00%
December 31, 2003	-	17.420 to	17.420	-	2.39%		0.35% to	0.35%	14.73% to	14.73%
December 31, 2002	20,766	15.183 to	15.183	315,288	2.42%		0.35% to	0.35%	-11.22% to	-11.22%
December 31, 2001	20,768	17.103 to	17.103	355,181	2.45%		0.35% to	0.35%	4.97% to	4.97%

Exeter Moderate Growth Fund
December 31, 2005
December 31, 2004	-	-	-	-	0.00%		0.35% to	0.35%	0.00% to	0.00%
December 31, 2003	-	15.641 to	15.641	-	2.61%		0.35% to	0.35%	13.92% to	13.92%
December 31, 2002	11,986	13.730 to	13.730	164,572	3.03%		0.35% to	0.35%	-5.73% to	-5.73%
December 31, 2001	11,989	14.565 to	14.565	174,614	2.24%		0.35% to	0.35%	3.05% to	3.05%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio [2]		Total Return [3]
	Units	lowest to highest		Assets [4]	Ratio [1]	lowest to highest		lowest to highest

Fidelity VIP Equity Income Fund - SC2
December 31, 2005	3,643,228	$12.034 to	$12.134	$43,870,477	1.45%	1.24% to	1.39%	4.12% to	4.27%
December 31, 2004	3,754,165	11.558 to	11.637	43,418,765	1.39%	1.24% to	1.39%	9.69% to	9.86%
December 31, 2003	3,601,472	10.537 to	10.593	37,968,990	1.37%	1.24% to	1.39%	28.23% to	28.43%
December 31, 2002	2,529,381	8.217 to	8.248	20,791,706	1.37%	1.24% to	1.39%	-18.30% to	-18.17%
December 31, 2001	1,636,586	10.057 to	10.080	16,463,928	0.84%	1.24% to	1.39%	-6.54% to	-6.40%

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2
December 31, 2005	150,280	11.345 to	12.466	1,869,379	0.00%	1.24% to	1.39%	19.01% to	19.19%
December 31, 2004	106,203	9.518 to	10.474	1,107,711	0.00%	1.24% to	1.39%	-0.12% to	0.03%
December 31, 2003	100,593	9.515 to	10.487	1,050,989	0.00%	1.24% to	1.39%	23.19% to	23.37%
December 31, 2002	43,247	7.712 to	8.513	365,149	0.21%	1.24% to	1.39%	-8.83% to	-8.69%
December 31, 2001	28,365	8.447 to	9.337	261,064	0.00%	1.24% to	1.39%	-15.53% to	-6.63%

Fidelity VIP III Growth Opportunities Fund - SC2
December 31, 2005	2,265,072	7.779 to	7.844	17,631,071	0.67%	1.24% to	1.39%	7.18% to	7.34%
December 31, 2004	2,437,441	7.258 to	7.307	17,699,605	0.33%	1.24% to	1.39%	5.41% to	5.57%
December 31, 2003	2,389,304	6.885 to	6.922	16,457,703	0.40%	1.24% to	1.39%	27.62% to	27.81%
December 31, 2002	1,844,676	5.395 to	5.416	9,956,372	0.72%	1.24% to	1.39%	-23.09% to	-22.97%
December 31, 2001	1,290,336	7.015 to	7.031	9,053,824	0.23%	1.24% to	1.39%	-15.83% to	-15.70%

Liberty All-Star Equity Fund, VS (A)
December 31, 2005	-	- to	-	-	-	- to	-	- to	-
December 31, 2004	-	11.010 to	12.894	-	0.00%	0.35% to	1.39%	4.95% to	5.19%
December 31, 2003	3,110,823	10.501 to	12.258	35,802,131	0.20%	0.35% to	1.39%	38.79% to	40.24%
December 31, 2002	3,353,983	7.566 to	8.741	27,809,087	0.16%	0.35% to	1.39%	-27.06% to	-26.29%
December 31, 2001	4,074,881	10.101 to	13.446	46,307,710	0.26%	0.35% to	1.39%	-13.95% to	1.52%

Liberty All-Star Equity Fund, VS (B)
December 31, 2005
December 31, 2004	-	9.094 to	12.186	-	0.00%	1.24% to	1.39%	4.85% to	4.90%
December 31, 2003	454,189	8.673 to	11.617	4,024,803	0.23%	1.24% to	1.39%	38.79% to	38.99%
December 31, 2002	402,929	6.249 to	8.358	2,580,788	0.17%	1.24% to	1.39%	-26.99% to	-26.88%
December 31, 2001	438,061	8.559 to	11.430	3,865,989	0.31%	1.24% to	1.39%	-14.03% to	-13.90%

Liberty Asset Allocation Fund VS (A)
December 31, 2005	1,960,282	11.011 to	32.090	60,318,796	2.66%	0.35% to	1.39%	5.06% to	6.16%
December 31, 2004	2,449,676	10.403 to	48.967	71,902,225	2.39%	0.35% to	1.39%	8.47% to	9.60%
December 31, 2003	2,859,439	9.520 to	28.075	76,988,228	3.25%	0.35% to	1.39%	18.80% to	20.04%
December 31, 2002	3,406,893	7.954 to	23.597	76,859,833	3.44%	0.35% to	1.39%	-12.95% to	-12.03%
December 31, 2001	4,403,990	9.069 to	27.065	113,382,956	3.11%	0.35% to	1.39%	-10.45% to	-9.51%

Liberty Asset Allocation Fund VS (B)
December 31, 2005	1,642,697	12.141 to	31.762	46,644,475	2.47%	1.24% to	1.39%	4.94% to	5.09%
December 31, 2004	1,870,567	11.570 to	30.223	50,467,897	2.25%	1.24% to	1.39%	8.28% to	8.45%
December 31, 2003	2,110,128	10.685 to	27.869	51,977,662	2.90%	1.24% to	1.39%	18.63% to	18.81%
December 31, 2002	2,182,653	9.007 to	23.457	45,098,815	2.86%	1.24% to	1.39%	-13.16% to	-13.03%
December 31, 2001	1,804,890	10.371 to	26.971	42,501,877	1.99%	1.24% to	1.39%	-10.65% to	-10.52%

Liberty Federal Securities Fund VS (A)
December 31, 2005	1,329,782	13.755 to	26.046	32,958,991	5.95%	0.35% to	1.39%	1.17% to	2.22%
December 31, 2004	1,773,235	13.496 to	26.262	43,403,828	5.24%	0.35% to	1.39%	2.71% to	3.78%
December 31, 2003	2,260,728	13.043 to	24.992	53,577,372	4.42%	0.35% to	1.39%	1.22% to	2.28%
December 31, 2002	2,837,128	12.790 to	24.652	66,778,736	4.06%	0.35% to	1.39%	8.23% to	9.37%
December 31, 2001	2,530,031	11.729 to	22.743	55,016,893	5.53%	0.35% to	1.39%	5.55% to	6.66%

Liberty Federal Securities Fund VS (B)
December 31, 2005	2,942,077	24.331 to	25.695	71,800,914	5.46%	1.24% to	1.39%	1.02% to	1.17%
December 31, 2004	3,293,398	24.085 to	25.398	79,587,267	4.82%	1.24% to	1.39%	2.48% to	2.64%
December 31, 2003	3,702,413	23.502 to	24.745	87,303,436	3.79%	1.24% to	1.39%	0.90% to	1.05%
December 31, 2002	3,526,816	23.291 to	24.487	82,428,283	3.33%	1.24% to	1.39%	8.07% to	8.24%
December 31, 2001	1,960,299	21.551 to	22.624	42,397,178	2.87%	1.24% to	1.39%	5.28% to	5.44%

Liberty Growth & Income Fund, VS (A)
December 31, 2005	3,658,223	11.537 to	32.986	105,281,602	0.00%	0.35% to	1.39%	4.92% to	6.01%
December 31, 2004	4,758,220	10.915 to	31.115	130,472,664	1.73%	0.35% to	1.39%	12.19% to	13.36%
December 31, 2003	5,486,967	9.657 to	27.448	134,147,331	1.60%	0.35% to	1.39%	18.14% to	19.37%
December 31, 2002	3,437,304	8.114 to	22.993	71,109,631	1.08%	0.35% to	1.39%	-23.03% to	-22.22%
December 31, 2001	4,071,114	10.464 to	29.563	109,653,805	1.01%	0.35% to	1.39%	-1.98% to	-0.95%

Liberty Growth & Income Fund, VS (B)
December 31, 2005	1,238,143	12.671 to	29.314	34,823,989	0.00%	1.24% to	1.39%	4.74% to	4.90%
December 31, 2004	1,395,486	12.097 to	27.946	37,327,648	1.54%	1.24% to	1.39%	11.89% to	12.06%
December 31, 2003	1,550,353	10.812 to	24.939	36,932,735	1.82%	1.24% to	1.39%	18.01% to	18.19%
December 31, 2002	1,140,031	9.162 to	21.102	23,027,405	1.23%	1.24% to	1.39%	-23.14% to	-23.02%
December 31, 2001	825,607	11.920 to	27.412	21,961,119	1.86%	1.24% to	1.39%	-2.03% to	-1.88%

Liberty Money Market Fund VS (A)
December 31, 2005	8,566,370	11.193 to	17.043	133,974,900	2.78%	0.00% to	1.39%	1.40% to	2.81%
December 31, 2004	8,215,045	10.406 to	16.577	126,381,296	0.87%	0.00% to	1.39%	-0.52% to	0.88%
December 31, 2003	7,813,837	10.933 to	16.433	120,466,243	0.69%	0.00% to	1.39%	-0.70% to	0.69%
December 31, 2002	11,349,307	10.929 to	16.321	177,022,732	1.27%	0.00% to	1.39%	-0.15% to	1.25%
December 31, 2001	11,243,870	10.865 to	16.120	173,332,847	3.40%	0.00% to	1.39%	2.19% to	3.63%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income		Expense Ratio [2]		Total Return [3]
	Units	lowest to highest			Assets [4]	Ratio [1]		lowest to highest		lowest to highest

Liberty Newport Japan Opp Fund, VS (B)
December 31, 2005
December 31, 2004	-	$	- to	$-	$-	0.00%		0.00% to	0.00%	0.00% to	0.00%
December 31, 2003	-		3.630 to	3.645	-	0.00%		1.24% to	1.39%	-5.64% to	-5.62%
December 31, 2002	5,607		3.847 to	3.862	21,571	0.00%		1.24% to	1.39%	-14.81% to	-14.68%
December 31, 2001	8,248		4.516 to	4.526	37,253	0.00%		1.24% to	1.39%	-33.05% to	-32.95%

Liberty Select Value Fund, VS (B)
December 31, 2005	2,367,547		14.863 to	14.987	35,205,422	0.00%		1.24% to	1.39%	10.53% to	10.70%
December 31, 2004	2,609,259		13.447 to	13.539	35,101,572	0.28%		1.24% to	1.39%	13.72% to	13.89%
December 31, 2003	2,711,330		11.824 to	11.887	32,070,195	0.19%		1.24% to	1.39%	25.68% to	25.87%
December 31, 2002	2,247,681		9.408 to	9.444	21,152,251	0.10%		1.24% to	1.39%	-12.44% to	-12.30%
December 31, 2001	1,223,499		10.744 to	10.769	13,149,049	0.44%		1.24% to	1.39%	2.04% to	2.19%

Liberty Small Company Growth Fund VS (A)
December 31, 2005	162,744		12.467 to	36.889	5,829,102	0.00%		0.35% to	1.39%	1.30% to	2.35%
December 31, 2004	231,682		12.308 to	36.363	8,207,238	0.00%		0.35% to	1.39%	9.94% to	11.09%
December 31, 2003	246,125		11.195 to	33.026	7,905,566	0.00%		0.35% to	1.39%	42.13% to	43.62%
December 31, 2002	252,195		7.877 to	23.201	5,704,675	0.00%		0.35% to	1.39%	-25.33% to	-24.55%
December 31, 2001	292,905		10.549 to	31.027	8,879,327	0.00%		0.35% to	1.39%	-11.28% to	-10.34%

Liberty S&P 500 Index Fund, VS (B)
December 31, 2005	4,930,583		8.279 to	8.348	40,840,330	0.00%		1.24% to	1.39%	2.78% to	2.94%
December 31, 2004	5,250,083		8.055 to	8.110	42,307,778	1.30%		1.24% to	1.39%	8.59% to	8.75%
December 31, 2003	5,319,695		7.418 to	7.457	39,475,050	1.01%		1.24% to	1.39%	25.92% to	26.11%
December 31, 2002	4,174,320		5.891 to	5.913	24,597,700	0.99%		1.24% to	1.39%	-23.82% to	-23.70%
December 31, 2001	2,745,357		7.732 to	7.750	21,234,014	0.84%		1.24% to	1.39%	-13.37% to	-13.24%

Liberty Value Fund, VS (A)
December 31, 2005	-		- to	-	-	-		- to	-	- to	-
December 31, 2004	-		- to	-	-	0.00%		0.00% to	0.00%	0.00% to	0.00%
December 31, 2003	-		8.809 to	20.047	-	1.47%	[5]	0.35% to	1.39%	-6.77% to	-6.52%
December 31, 2002	3,004,872		9.449 to	21.444	58,361,771	1.24%		0.35% to	1.39%	-21.63% to	-20.81%
December 31, 2001	3,556,488		12.057 to	27.080	88,115,159	1.26%		0.35% to	1.39%	-1.57% to	-0.53%

Liberty Value Fund, VS (B)
December 31, 2005	-		- to	-	-	-		- to	-	- to	-
December 31, 2004	-		- to	-	-	-		- to	-	- to	-
December 31, 2003	-		8.744 to	18.626	-	1.26%	[5]	1.24% to	1.39%	-6.84% to	-6.81%
December 31, 2002	374,089		9.386 to	19.986	7,145,433	1.25%		1.24% to	1.39%	-21.80% to	-21.68%
December 31, 2001	281,467		12.003 to	25.520	6,945,124	1.83%		1.24% to	1.39%	-1.82% to	-1.67%

MFS Bond Series IC
December 31, 2005	169,713		13.921 to	13.921	2,362,659	5.23%		1.39% to	1.39%	0.12% to	0.12%
December 31, 2004	233,078		13.905 to	13.905	3,241,035	6.08%		1.39% to	1.39%	4.60% to	4.60%
December 31, 2003	297,978		13.294 to	13.294	3,961,448	5.90%		1.39% to	1.39%	7.83% to	7.83%
December 31, 2002	357,952		12.329 to	12.329	4,413,263	6.06%		1.39% to	1.39%	7.42% to	7.42%
December 31, 2001	514,397		11.478 to	11.478	5,904,126	6.76%		1.39% to	1.39%	7.20% to	7.20%

MFS Emerging Growth Series IC
December 31, 2005	724,412		10.580 to	16.378	10,178,489	0.00%		0.35% to	1.39%	7.69% to	8.81%
December 31, 2004	981,602		9.824 to	15.052	12,817,064	0.00%		0.35% to	1.39%	11.40% to	12.56%
December 31, 2003	1,234,972		8.819 to	13.372	14,477,464	0.00%		0.35% to	1.39%	28.43% to	29.77%
December 31, 2002	1,488,352		6.867 to	10.304	13,579,722	0.00%		0.35% to	1.39%	-34.68% to	-33.99%
December 31, 2001	1,906,401		10.513 to	20.424	26,644,750	0.00%		0.35% to	1.39%	-34.41% to	-4.66%

MFS Emerging Growth Series SC
December 31, 2005	367,398		10.464 to	14.134	5,113,323	0.00%		1.24% to	1.39%	7.42% to	7.58%
December 31, 2004	456,401		9.741 to	13.137	5,914,440	0.00%		1.24% to	1.39%	11.16% to	11.33%
December 31, 2003	512,384		8.763 to	11.801	5,965,282	0.00%		1.24% to	1.39%	28.14% to	28.33%
December 31, 2002	523,632		6.839 to	9.196	4,743,703	0.00%		1.24% to	1.39%	-34.77% to	-34.67%
December 31, 2001	591,515		10.484 to	14.076	8,230,355	0.00%		1.24% to	1.39%	-34.54% to	-34.44%

MFS Investors Growth Stock Series SC
December 31, 2005	2,362,160		6.208 to	6.259	14,669,265	0.15%		1.24% to	1.39%	2.79% to	2.94%
December 31, 2004	2,571,131		6.039 to	6.080	15,533,303	0.00%		1.24% to	1.39%	7.48% to	7.64%
December 31, 2003	2,681,375		5.619 to	5.649	15,071,517	0.00%		1.24% to	1.39%	20.91% to	21.09%
December 31, 2002	1,951,409		4.647 to	4.665	9,070,927	0.00%		1.24% to	1.39%	-28.72% to	-28.61%
December 31, 2001	1,721,237		6.519 to	6.534	11,222,861	0.07%		1.24% to	1.39%	-25.88% to	-25.76%

MFS Investors Trust Series SC
December 31, 2005	1,929,386		8.652 to	8.724	16,701,714	0.32%		1.24% to	1.39%	5.55% to	5.71%
December 31, 2004	1,990,443		8.197 to	8.253	16,323,512	0.44%		1.24% to	1.39%	9.59% to	9.75%
December 31, 2003	2,084,577		7.480 to	7.520	15,599,304	0.43%		1.24% to	1.39%	20.15% to	20.33%
December 31, 2002	1,761,945		6.226 to	6.249	10,973,764	0.45%		1.24% to	1.39%	-22.24% to	-22.13%
December 31, 2001	1,250,131		8.007 to	8.025	10,012,762	0.35%		1.24% to	1.39%	-17.27% to	-17.14%

MFS New Discovery Series SC
December 31, 2005	781,811		8.171 to	8.239	6,390,248	0.00%		1.24% to	1.39%	3.58% to	3.74%
December 31, 2004	948,910		7.888 to	7.942	7,487,676	0.00%		1.24% to	1.39%	4.74% to	4.90%
December 31, 2003	1,021,837		7.532 to	7.572	7,698,082	0.00%		1.24% to	1.39%	31.59% to	31.79%
December 31, 2002	908,075		5.723 to	5.745	5,198,758	0.00%		1.24% to	1.39%	-32.74% to	-32.64%
December 31, 2001	638,935		8.510 to	8.530	5,438,829	0.00%		1.24% to	1.39%	-6.57% to	-6.43%

MFS Research Series IC
December 31, 2005	1,263,205		10.738 to	15.161	18,007,788	0.49%		0.35% to	1.39%	6.32% to	7.42%
December 31, 2004	1,604,746		10.010 to	14.113	21,520,625	1.10%		0.35% to	1.39%	14.25% to	15.44%
December 31, 2003	1,930,808		8.840 to	12.225	22,656,768	0.67%		0.35% to	1.39%	22.98% to	24.27%
December 31, 2002	2,263,966		7.188 to	9.838	21,599,683	0.28%		0.35% to	1.39%	-25.58% to	-24.80%
December 31, 2001	2,948,210		9.659 to	17.349	37,784,006	0.01%		0.35% to	1.39%	-22.35% to	4.62%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income		Expense Ratio [2]		Total Return [3]
	Units	lowest to highest			Assets [4]	Ratio [1]		lowest to highest		lowest to highest

Newport Tiger Fund, VS (A)
December 31, 2005	-	$	- to	$13.08	$-	0.00%		0.35% to	1.39%	0.00% to	1.18%
December 31, 2004	583,629		9.697 to	12.929	6,788,308	1.21%		0.35% to	1.39%	14.86% to	15.89%
December 31, 2003	714,482		8.451 to	11.157	7,245,597	2.92%		0.35% to	1.39%	42.87% to	44.29%
December 31, 2002	803,630		5.915 to	7.732	5,700,224	0.76%		0.35% to	1.39%	-18.11% to	-17.26%
December 31, 2001	1,167,179		7.085 to	9.345	9,826,810	0.72%		0.35% to	1.39%	-19.62% to	-18.77%

Newport Tiger Fund, VS (B)
December 31, 2005	-		10.795 to	12.134	-	0.00%		1.24% to	1.39%	1.04% to	1.04%
December 31, 2004	247,955		10.684 to	12.010	2,926,107	1.08%		1.24% to	1.39%	14.13% to	14.30%
December 31, 2003	238,869		9.347 to	10.507	2,465,989	1.05%		1.24% to	1.39%	43.19% to	43.41%
December 31, 2002	140,502		6.518 to	7.327	1,015,959	1.35%		1.24% to	1.39%	-18.84% to	-18.72%
December 31, 2001	115,261		8.019 to	9.014	1,025,205	1.13%		1.24% to	1.39%	-17.82% to	-17.69%

Rydex Arktos Fund
December 31, 2005	15,640		19.156 to	19.156	299,585	0.00%		0.90% to	0.90%	0.37% to	0.37%
December 31, 2004	309,703		19.085 to	19.085	5,910,676	0.00%		0.90% to	0.90%	-12.62% to	-12.62%
December 31, 2003	170,517		21.841 to	21.841	3,724,320	1.39%		0.90% to	0.90%	-37.93% to	-37.93%
December 31, 2002	4,034		35.187 to	35.187	141,939	1.91%		0.90% to	0.90%	40.75% to	40.75%
December 31, 2001	-		- to	-	-	0.00%		0.90% to	0.90%	0.00% to	0.00%

Rydex Banking Fund
December 31, 2005	973		34.958 to	34.958	34,012	7.59%		0.90% to	0.90%	-3.63% to	-3.63%
December 31, 2004	1,952		36.275 to	36.275	70,810	0.58%		0.90% to	0.90%	13.71% to	13.71%
December 31, 2003	661		31.901 to	31.901	21,091	0.87%		0.90% to	0.90%	30.56% to	30.56%

Rydex Basic Materials Fund
December 31, 2005	1,074		34.179 to	34.179	36,699	0.00%		0.90% to	0.90%	3.11% to	3.11%
December 31, 2004	1		33.147 to	33.147	47	0.15%		0.90% to	0.90%	19.75% to	19.75%
December 31, 2003	256		27.680 to	27.680	7,087	0.00%		0.90% to	0.90%	30.29% to	30.29%

Rydex Biotechnology Fund
December 31, 2005	-		21.821 to	21.821	-	0.00%		0.90% to	0.90%	9.68% to	9.68%
December 31, 2004	-		19.894 to	19.894	-	0.00%		0.90% to	0.90%	0.19% to	0.19%
December 31, 2003	249		19.855 to	19.855	4,938	0.00%		0.90% to	0.90%	40.85% to	40.85%

Rydex Consumer Products Fund
December 31, 2005	555		32.467 to	32.467	18,007	5.33%		0.90% to	0.90%	-1.28% to	-1.28%
December 31, 2004	414		32.889 to	32.889	13,611	0.00%		0.90% to	0.90%	12.29% to	12.29%
December 31, 2003	246		29.289 to	29.289	7,204	0.04%		0.90% to	0.90%	20.77% to	20.77%

Rydex Electronics Fund
December 31, 2005	-		15.808 to	15.808	0	0.00%		0.90% to	0.90%	2.95% to	2.95%
December 31, 2004	342		15.355 to	15.355	5,253	0.00%		0.90% to	0.90%	-22.68% to	-22.68%
December 31, 2003	182		19.859 to	19.859	3,619	0.00%		0.90% to	0.90%	68.31% to	68.31%

Rydex Energy Fund
December 31, 2005	951		47.761 to	47.761	45,410	0.06%		0.90% to	0.90%	37.31% to	37.31%
December 31, 2004	6,663		34.784 to	34.784	231,748	0.00%		0.90% to	0.90%	31.09% to	31.09%
December 31, 2003	-		26.534 to	26.534	-	0.00%		0.90% to	0.90%	21.92% to	21.92%

Rydex Energy Services Fund
December 31, 2005	1,447		48.104 to	48.104	69,584	0.00%		0.90% to	0.90%	46.98% to	46.98%
December 31, 2004	100,761		32.728 to	32.728	3,297,751	0.00%		0.90% to	0.90%	32.54% to	32.54%
December 31, 2003	1,297		24.692 to	24.692	32,034	0.00%		0.90% to	0.90%	7.45% to	7.45%

Rydex Financial Services Fund, VS (A)
December 31, 2005	557		32.065 to	32.065	17,863	0.88%		0.90% to	1.39%	2.46% to	2.46%
December 31, 2004	1,197		31.296 to	31.296	37,458	0.40%		0.90% to	1.39%	16.07% to	16.07%
December 31, 2003	1		26.963 to	26.963	27	0.00%		0.90% to	1.39%	27.77% to	27.77%

Rydex Financial Services Fund, VS (B)
December 31, 2005	-		-	-	-	-		-	-	-	-
December 31, 2004	-		-	-	-	-		-	-	-	-
December 31, 2003	-		8.599 to	8.634	-	0.84%	[5]	1.24% to	1.39%	-3.54% to	-3.50%
December 31, 2002	311,670		8.914 to	8.948	2,778,820	0.66%		1.24% to	1.39%	-15.12% to	-14.99%
December 31, 2001	266,015		10.501 to	10.525	2,794,133	0.53%		1.24% to	1.39%	-13.36% to	-13.23%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio [2]		Total Return [3]
	Units	lowest to highest		Assets [4]	Ratio [1]	lowest to highest		lowest to highest

Rydex Health Care Fund
December 31, 2005	1,870	$29.626 to	$29.626	$55,398	0.00%	0.90% to	1.39%	9.66% to	9.66%
December 31, 2004	33	27.016 to	27.016	900	0.00%	0.90% to	1.39%	5.27% to	5.27%
December 31, 2003	228	25.663 to	25.663	5,859	0.00%	0.90% to	1.39%	28.61% to	28.61%

Rydex Health Care Fund, VS (B)
December 31, 2005	-	- to	-	-	0.00%	1.24% to	1.39%	0.00% to	0.00%
December 31, 2004	-	7.258 to	7.307	-	0.00%	1.24% to	1.39%	-4.48% to	3.83%
December 31, 2003	-	7.598 to	7.629	-	0.00%	1.24% to	1.39%	-0.23% to	-0.19%
December 31, 2002	621,781	7.615 to	7.644	4,735,810	0.00%	1.24% to	1.39%	-20.84% to	-20.72%
December 31, 2001	511,714	9.620 to	9.642	4,923,264	0.00%	1.24% to	1.39%	-13.18% to	-13.05%

Rydex Internet Fund
December 31, 2005	-	23.779 to	23.779	-	0.00%	0.90% to	0.90%	-2.25% to	-2.25%
December 31, 2004	3,434	24.327 to	24.327	83,541	0.00%	0.90% to	0.90%	14.84% to	14.84%
December 31, 2003	189	21.184 to	21.184	4,011	0.00%	0.90% to	0.90%	62.93% to	62.93%

Rydex Juno Fund
December 31, 2005	10,812	21.601 to	21.601	233,561	0.00%	0.90% to	0.90%	-6.08% to	-6.08%
December 31, 2004	15,453	23.000 to	23.000	355,430	0.00%	0.90% to	0.90%	-11.46% to	-11.46%
December 31, 2003	3,957	25.979 to	25.979	102,788	0.00%	0.90% to	0.90%	3.92% to	3.92%

Rydex Large Cap Europe Fund
December 31, 2005	737	31.026 to	31.026	22,878	0.29%	0.90% to	0.90%	5.41% to	5.41%
December 31, 2004	3,108	29.434 to	29.434	91,479	22.95%	0.90% to	0.90%	15.11% to	15.11%
December 31, 2003	400	25.569 to	25.569	10,220	5.09%	0.90% to	0.90%	41.80% to	41.80%

Rydex Large Cap Japan Fund
December 31, 2005	649	36.607 to	36.607	23,765	0.00%	0.90% to	0.90%	19.28% to	19.28%
December 31, 2004	1,017	30.691 to	30.691	31,219	0.00%	0.90% to	0.90%	9.34% to	9.34%
December 31, 2003	60	28.069 to	28.069	1,671	0.00%	0.90% to	0.90%	36.39% to	36.39%

Rydex Medius Fund
December 31, 2005	126	35.479 to	35.479	4,486	0.00%	0.90% to	0.90%	13.05% to	13.05%
December 31, 2004	6,901	31.382 to	31.382	216,566	0.00%	0.90% to	0.90%	21.05% to	21.05%
December 31, 2003	5,760	25.925 to	25.925	149,318	0.00%	0.90% to	0.90%	51.07% to	51.07%
December 31, 2002	1,042	17.160 to	17.160	17,880	0.00%	0.90% to	0.90%	-31.36% to	-31.36%
December 31, 2001	-	- to	-	-	0.00%	0.90% to	0.90%	0.00% to	0.00%

Rydex Mekros Fund
December 31, 2005	137	32.107 to	32.107	4,410	2.11%	0.90% to	0.90%	2.99% to	2.99%
December 31, 2004	24,279	31.174 to	31.174	756,887	0.00%	0.90% to	0.90%	24.08% to	24.08%
December 31, 2003	15,722	25.124 to	25.124	395,011	7.66%	0.90% to	0.90%	62.81% to	62.81%
December 31, 2002	1,159	15.431 to	15.431	17,892	0.00%	0.90% to	0.90%	-38.27% to	-38.27%
December 31, 2001	-	- to	0.000	-	0.00%	0.90% to	0.90%	0.00% to	0.00%

Rydex Nova Fund
December 31, 2005	20,521	15.898 to	15.898	326,254	0.07%	0.90% to	1.39%	3.04% to	3.04%
December 31, 2004	60,684	15.429 to	15.429	936,294	0.01%	0.90% to	1.39%	13.60% to	13.60%
December 31, 2003	33,668	13.582 to	13.582	457,284	0.00%	0.90% to	1.39%	37.95% to	37.95%
December 31, 2002	11,004	9.846 to	9.846	108,340	8.55%	0.90% to	0.90%	-36.30% to	-36.30%
December 31, 2001	3,581	15.456 to	15.456	55,356	0.00%	0.90% to	0.90%	-24.27% to	-24.27%

Rydex OTC Fund
December 31, 2005	638,955	3.463 to	9.440	2,429,063	0.00%	0.90% to	1.39%	-0.28% to	0.21%
December 31, 2004	832,923	3.473 to	9.420	3,634,718	0.00%	0.90% to	1.39%	7.83% to	8.37%
December 31, 2003	953,209	3.220 to	8.693	3,183,440	0.00%	0.90% to	1.39%	43.41% to	44.12%
December 31, 2002	898,236	2.246 to	6.032	2,088,574	0.00%	0.90% to	1.39%	-39.70% to	-39.40%
December 31, 2001	933,771	3.724 to	9.953	3,512,391	0.00%	0.90% to	1.39%	-36.08% to	-35.76%

Rydex Precious Metals Fund
December 31, 2005	8,307	55.315 to	55.315	459,487	0.00%	0.90% to	0.90%	19.81% to	19.81%
December 31, 2004	17,826	46.168 to	46.168	822,994	0.00%	0.90% to	0.90%	-14.98% to	-14.98%
December 31, 2003	4,462	54.305 to	54.305	242,306	0.00%	0.90% to	0.90%	39.65% to	39.65%
December 31, 2002	4,368	38.887 to	38.887	169,865	0.00%	0.90% to	0.90%	44.29% to	44.29%
December 31, 2001	420	26.951 to	26.951	11,313	0.00%	0.90% to	0.90%	11.98% to	11.98%

Rydex Real Estate Fund
December 31, 2005	312	41.022 to	41.022	12,782	0.38%	0.90% to	0.90%	6.19% to	6.19%
December 31, 2004	13,999	38.629 to	38.629	540,784	1.68%	0.90% to	0.90%	28.39% to	28.39%
December 31, 2003	-	30.088 to	30.088	-	50.56%	0.90% to	0.90%	29.15% to	29.15%

Rydex Retailing Fund
December 31, 2005	-	29.502 to	29.502	-	0.00%	0.90% to	0.90%	4.54% to	4.54%
December 31, 2004	1,943	28.221 to	28.221	54,845	0.00%	0.90% to	0.90%	9.08% to	9.08%
December 31, 2003	-	25.873 to	25.873	-	0.00%	0.90% to	0.90%	34.06% to	34.06%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income		Expense Ratio [2]		Total Return [3]
	Units	lowest to highest		Assets [4]	Ratio [1]		lowest to highest		lowest to highest

Rydex Technology Fund
December 31, 2005	-	$23.102 to	$23.102	$-	0.00%		0.90% to	0.90%	2.19% to	2.19%
December 31, 2004	5,758	22.606 to	22.606	130,176	0.00%		0.90% to	0.90%	0.25% to	0.25%
December 31, 2003	-	22.551 to	22.551	-	0.00%		0.90% to	0.90%	59.89% to	59.89%

Rydex Telecommunications Fund
December 31, 2005	2,470	21.860 to	21.860	54,004	0.00%		0.90% to	0.90%	0.26% to	0.26%
December 31, 2004	24,972	21.803 to	21.803	544,454	0.00%		0.90% to	0.90%	11.67% to	11.67%
December 31, 2003	3,921	19.524 to	19.524	76,547	0.00%		0.90% to	0.90%	32.49% to	32.49%
December 31, 2002	1,833	14.737 to	14.737	27,006	0.00%		0.90% to	0.90%	-41.05% to	-41.05%
December 31, 2001	-	- to	-	-	0.00%		0.90% to	0.90%	0.00% to	0.00%

Rydex Titan 500 Fund
December 31, 2005	35,588	28.439 to	28.439	1,012,074	0.08%		0.90% to	0.90%	2.46% to	2.46%
December 31, 2004	66,761	27.755 to	27.755	1,852,938	0.00%		0.90% to	0.90%	15.85% to	15.85%
December 31, 2003	1,496	23.957 to	23.957	35,835	0.00%		0.90% to	0.90%	53.56% to	53.56%
December 31, 2002	392	15.601 to	15.601	6,112	0.00%		0.90% to	0.90%	-37.60% to	-37.60%
December 31, 2001	-	- to	-	-	0.00%		0.90% to	0.90%	0.00% to	0.00%

Rydex Transportation Fund
December 31, 2005	-	32.563 to	32.563	-	0.00%		0.90% to	0.90%	7.52% to	7.52%
December 31, 2004	1,143	30.287 to	30.287	34,620	0.00%		0.90% to	0.90%	21.89% to	21.89%
December 31, 2003	-	24.848 to	24.848	-	0.00%		0.90% to	0.90%	19.44% to	19.44%

Rydex Ursa Fund
December 31, 2005	6,355	26.142 to	26.142	166,141	0.00%		0.90% to	0.90%	-1.65% to	-1.65%
December 31, 2004	8,452	26.581 to	26.581	224,652	0.00%		0.90% to	0.90%	-11.01% to	-11.01%
December 31, 2003	7,213	29.870 to	29.870	215,455	0.00%		0.90% to	0.90%	-24.33% to	-24.33%
December 31, 2002	3,912	39.473 to	39.473	154,439	0.54%		0.90% to	0.90%	20.56% to	20.56%
December 31, 2001	21,460	32.742 to	32.742	702,635	1.81%		0.90% to	0.90%	13.96% to	13.96%

Rydex US Government Bond Fund
December 31, 2005	1,218	36.509 to	36.509	44,462	3.73%		0.90% to	0.90%	6.76% to	6.76%
December 31, 2004	1	34.197 to	34.197	34	3.55%		0.90% to	0.90%	7.46% to	7.46%
December 31, 2003	236,748	31.825 to	31.825	7,534,388	3.10%		0.90% to	0.90%	-1.51% to	-1.51%
December 31, 2002	1	32.313 to	32.313	32	0.08%		0.90% to	0.90%	17.55% to	17.55%
December 31, 2001	-	27.488 to	27.488	-	3.07%		0.90% to	0.90%	-0.88% to	-0.88%

Rydex US Government Money Market Fund
December 31, 2005	72,522	26.012 to	26.012	1,886,435	1.67%		0.90% to	0.90%	1.10% to	1.10%
December 31, 2004	969,059	25.728 to	25.728	24,932,035	0.30%		0.90% to	0.90%	-0.66% to	-0.66%
December 31, 2003	561,489	25.899 to	25.899	14,541,766	0.00%		0.90% to	0.90%	-0.88% to	-0.88%
December 31, 2002	163,280	26.129 to	26.129	4,266,285	0.47%		0.90% to	0.90%	-0.43% to	-0.43%
December 31, 2001	65,783	26.240 to	26.240	1,726,183	1.89%		0.90% to	0.90%	1.87% to	1.87%

Rydex Utilities Fund
December 31, 2005	-	26.591 to	26.591	-	0.12%		0.90% to	0.90%	9.58% to	9.58%
December 31, 2004	21,099	24.266 to	24.266	511,986	0.55%		0.90% to	0.90%	16.26% to	16.26%
December 31, 2003	330	20.872 to	20.872	6,890	1.53%		0.90% to	0.90%	24.28% to	24.28%
December 31, 2002	4,770	16.794 to	16.794	80,113	0.04%		0.90% to	0.90%	-32.82% to	-32.82%
December 31, 2001	-	- to	-	-	0.00%		0.90% to	0.90%	0.00% to	0.00%

Rydex Velocity 100 Fund
December 31, 2005	42,338	26.552 to	26.552	1,124,150	0.00%		0.90% to	0.90%	-3.89% to	-3.89%
December 31, 2004	96,596	27.628 to	27.628	2,668,707	1.16%		0.90% to	0.90%	13.19% to	13.19%
December 31, 2003	3,882	24.409 to	24.409	94,759	19.19%		0.90% to	0.90%	96.87% to	96.87%
December 31, 2002	1,469	12.398 to	12.398	18,211	0.00%		0.90% to	0.90%	-50.41% to	-50.41%
December 31, 2001	-	- to	-	-	0.00%		0.90% to	0.90%	0.00% to	0.00%

SteinRoe Global Utilities Fund, VS (A)
December 31, 2005	-	- to	-	-	-		- to	-	- to	-
December 31, 2004	-	- to	-	-	-		- to	-	- to	-
December 31, 2003	-	6.698 to	15.565	-	2.25%	[5]	0.35% to	1.39%	0.84% to	1.11%
December 31, 2002	1,570,875	6.630 to	15.394	22,051,473	2.98%		0.35% to	1.39%	-14.52% to	-13.63%
December 31, 2001	2,033,336	7.699 to	17.823	33,270,043	1.46%		0.35% to	1.39%	-15.21% to	-14.32%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio [2]		Total Return [3]
	Units	lowest to highest		Assets [4]	Ratio [1]	lowest to highest		lowest to highest

Templeton Developing Markets Sec Fund 2
December 31, 2005	312,993	$14.668 to	$14.812	$4,592,522	1.28%	1.24% to	1.39%	25.67% to	25.86%
December 31, 2004	246,583	11.672 to	11.768	2,879,949	1.84%	1.24% to	1.39%	22.99% to	23.17%
December 31, 2003	221,722	9.490 to	9.555	2,105,006	1.19%	1.24% to	1.39%	50.88% to	51.11%
December 31, 2002	214,213	6.290 to	6.323	1,347,932	1.52%	1.24% to	1.39%	-1.53% to	-1.38%
December 31, 2001	276,785	6.387 to	6.411	1,768,442	0.79%	1.24% to	1.39%	-9.36% to	-9.22%

UBS Global AM Tactical Allocation
December 31, 2005	948,186	9.518 to	10.243	9,269,680	1.40%	1.24% to	1.39%	5.13% to	5.29%
December 31, 2004	1,228,753	9.053 to	9.729	11,448,298	0.73%	1.24% to	1.39%	8.85% to	9.01%
December 31, 2003	1,439,106	8.317 to	8.925	12,263,325	0.86%	1.24% to	1.39%	25.61% to	25.80%
December 31, 2002	1,782,891	6.621 to	7.094	12,136,969	0.60%	1.24% to	1.39%	-24.02% to	-23.91%
December 31, 2001	2,747,118	8.714 to	9.323	24,640,174	2.10%	1.24% to	1.39%	-13.76% to	-13.63%

Wanger International Select Fund
December 31, 2005	694,436	11.496 to	11.586	7,987,070	1.94%	0.65% to	1.39%	14.83% to	15.00%
December 31, 2004	601,634	10.012 to	10.075	6,026,514	0.31%	0.65% to	1.39%	22.62% to	22.80%
December 31, 2003	504,167	8.165 to	8.205	4,118,354	0.31%	0.65% to	1.39%	39.29% to	39.50%
December 31, 2002	409,193	5.862 to	5.959	2,399,664	0.00%	0.65% to	1.39%	-16.46% to	-16.34%
December 31, 2001	251,875	7.017 to	7.481	1,778,487	0.06%	0.65% to	1.39%	-27.63% to	-27.09%

Wanger International Small Cap Fund
December 31, 2005	1,693,216	13.338 to	13.442	22,590,786	1.04%	0.65% to	1.39%	19.85% to	20.03%
December 31, 2004	1,780,849	11.128 to	11.199	19,824,267	0.69%	0.65% to	1.39%	28.47% to	28.66%
December 31, 2003	1,821,982	8.662 to	8.704	15,787,070	0.30%	0.65% to	1.39%	46.81% to	47.03%
December 31, 2002	1,772,820	5.900 to	5.920	10,463,138	0.00%	0.65% to	1.39%	-15.02% to	-14.89%
December 31, 2001	993,895	6.943 to	7.469	6,939,631	0.00%	0.65% to	1.39%	-22.25% to	-21.67%

Wanger Select Fund
December 31, 2005	1,588,305	16.835 to	17.217	26,749,193	0.00%	0.65% to	1.39%	8.97% to	9.78%
December 31, 2004	1,705,354	15.450 to	15.684	26,355,290	0.00%	0.65% to	1.39%	17.65% to	18.53%
December 31, 2003	1,574,407	13.131 to	13.231	20,678,694	0.00%	0.65% to	1.39%	28.92% to	29.88%
December 31, 2002	873,845	10.185 to	10.219	8,901,660	0.00%	0.65% to	1.39%	-8.89% to	-8.21%
December 31, 2001	482,151	11.099 to	11.200	5,390,784	0.00%	0.65% to	1.39%	7.57% to	8.38%

Wanger US Smaller Companies Fund
December 31, 2005	3,193,098	17.179 to	17.934	54,872,559	0.00%	0.65% to	1.39%	9.72% to	10.54%
December 31, 2004	3,563,295	15.657 to	16.225	55,809,659	0.00%	0.65% to	1.39%	16.69% to	17.57%
December 31, 2003	3,767,707	13.417 to	13.800	50,570,392	0.00%	0.65% to	1.39%	41.25% to	42.30%
December 31, 2002	2,841,152	9.499 to	9.698	26,994,230	0.00%	0.65% to	1.39%	-17.96% to	-17.35%
December 31, 2001	1,500,602	11.578 to	11.734	17,377,623	0.02%	0.65% to	1.39%	9.84% to	10.66%

1 These amounts represent the dividends and other income received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 These ratio ranges represent the annualized contract expenses of the Variable Account, consisting primarily of mortality and expense charges, for each period indicated. The ratio ranges include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 These return ranges represent the total returns for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return ratio does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Variable Account. The total return ratio is calculated for the period indicated or from the effective date through the end of the reporting period

4 These net assets do not include seed money retained by the Company. The seed money was invested by the company in certain Sub-Accounts that required funds to commence operations.

5 Income Ratio is annualized.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities

The cost of shares of the underlying mutual funds purchased and proceeds from shares sold by the Variable Account during 2005 are shown below:
	Purchases	Sales

AIM VI Capital Appreciation Series I	$843,454	$3,936,422

AIM VI Growth Series I	34,170	606,542

AIM VI International Growth Series I	1,600,254	5,619,093

AIM VI Premier Equity Series I	352,615	4,640,966

Alger American Growth Portfolio	585,204	10,058,759

Alger American Small Capitalization Portfolio	1,012,422	3,753,063

AllianceBernstein Global Bond Portfolio (A)	2,844,391	4,675,836

AllianceBernstein Global Bond Portfolio (B)	927,886	970,465

AllianceBernstein Global Technology Portfolio (B)	412,331	2,999,072

AllianceBernstein Growth and Income Portfolio (A)	157,481	1,115,091

AllianceBernstein Growth and Income Portfolio (B)	3,075,105	7,135,353

AllianceBernstein Growth Portfolio (B)	370,745	507,641

AllianceBernstein International Portfolio (B)	475,198	253,329

AllianceBernstein Large Cap Growth Portfolio (A)	155,258	13,858,176

AllianceBernstein Large Cap Growth Portfolio (B)	811,235	6,888,775

AllianceBernstein Real Estate Investment Portfolio (A)	255,114	479,545

AllianceBernstein Total Return Portfolio (B)	221,428	423,029

AllianceBernstein Worldwide Privatization Portfolio (B)	2,855,308	772,835

Colonial Small Cap Value Fund, VS (A)	971,742	2,940,953

Colonial Small Cap Value Fund, VS (B)	1,092,514	3,806,904

Colonial Strategic Income Fund, VS (A)	988,280	16,699,416

Colonial Strategic Income Fund, VS (B)	6,185,778	9,114,429

Columbia High Yield Fund II, VS (A)	394,117	1,906,313

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities (continued)
	Purchases	Sales

Columbia High Yield Fund II, VS (B)	$1,702,980	$5,282,102

Columbia International Fund, VS (A)	857,191	12,641,981

Columbia International Fund, VS (B)	422,552	1,621,852

Columbia Large Cap Growth Stock Fund VS (A)	472,861	10,978,207

Columbia Large Cap Growth Stock Fund VS (B)	784,581	4,116,528

Columbia Real Estate Equity Fund II, VS (B)	619,835	2,200,503

Fidelity VIP Equity Income Fund - SC2	843,171	318,947

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	4,436,970	4,173,639

Fidelity VIP III Growth Opportunities Fund - SC2	1,028,861	2,421,069

Liberty Asset Allocation Fund VS (A)	2,897,786	16,706,744

Liberty Asset Allocation Fund VS (B)	2,203,970	7,754,590

Liberty Federal Securities Fund VS (A)	3,219,638	12,263,131

Liberty Federal Securities Fund VS (B)	7,117,814	12,387,124

Liberty Growth & Income Fund, VS (A)	918,889	33,013,038

Liberty Growth & Income Fund, VS (B)	1,196,383	5,804,482

Liberty Money Market Fund VS (A)	64,556,369	56,962,765

Liberty S&P 500 Index Fund, VS (B)	1,820,736	4,971,026

Liberty Select Value Fund, VS (B)	1,422,777	5,269,383

Liberty Small Company Growth Fund VS (A)	157,473	2,606,889

MFS Bond Series IC	411,837	1,159,577

MFS Emerging Growth Series IC	212,334	3,727,138

MFS Emerging Growth Series SC	214,668	1,430,208

MFS Investors Growth Stock Series SC	863,213	2,289,894

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities (continued)
	Purchases	Sales

MFS Investors Trust Series SC	$1,247,941	$1,924,677

MFS New Discovery Series SC	355,123	1,730,861

MFS Research Series IC	541,066	5,340,321

Newport Tiger Fund, VS (A)	443,055	6,844,942

Newport Tiger Fund, VS (B)	218,358	2,985,224

Rydex Arktos Fund	27,249,551	33,146,608

Rydex Banking Fund	8,274,651	8,221,344

Rydex Basic Materials Fund	1,013,444	950,401

Rydex Biotechnology Fund	33,460	32,784

Rydex Consumer Products Fund	3,160,364	3,133,218

Rydex Electronics Fund	119,558	120,215

Rydex Energy Fund	4,536,291	4,800,793

Rydex Energy Services Fund	911,026	4,252,351

Rydex Financial Services Fund, VS (A)	771,831	795,283

Rydex Health Care Fund, VS (A)	298,991	256,610

Rydex Internet Fund	4,987,628	5,027,468

Rydex Juno Fund	720,114	817,536

Rydex Leisure Fund	23,502	23,283

Rydex Lg Cap Europe Fund	621,479	685,382

Rydex Lg Cap Japan Fund	625,916	630,819

Rydex Medius Fund	2,103,878	2,324,984

Rydex Mekros Fund	11,179,735	11,859,767

Rydex Nova Fund	20,488,392	21,065,901

Rydex OTC Fund	18,495,664	19,674,999

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities (continued)
	Purchases	Sales

Rydex Precious Metals Fund	$4,228,213	$4,778,053

Rydex Real Estate Fund	69,829	574,833

Rydex Retailing Fund	123,871	178,766

Rydex Technology Fund	110,044	233,192

Rydex Telecommunications Fund	28,645	481,521

Rydex Titan 500 Fund	13,915,822	14,576,913

Rydex Transportation Fund	5,419,528	5,479,863

Rydex Ursa Fund	53,875,829	53,938,898

Rydex US Government Bond Fund	9,207,756	8,960,355

Rydex US Government Money Market Fund	107,464,975	130,510,575

Rydex Utilities Fund	984,662	1,512,934

Rydex Velocity 100 Fund	10,546,042	11,841,754

Templeton Developing Markets Sec Fund 2	1,753,689	955,746

UBS Global AM Tactical Allocation	526,328	3,193,114

Wanger International Select Fund	2,507,788	1,513,251

Wanger International Small Cap Fund	2,879,342	4,058,382

Wanger Select Fund	3,433,474	3,777,261

Wanger US Smaller Companies Fund	1,345,469	7,996,291

	$451,847,243	$704,470,297

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Change in Units Outstanding

The change in the units of respective sub-account outstanding for the year ended December 31, 2005 were as follow:
	Units Issued	Units Redeemed	Net Increase (Decrease)

AIM VI Capital Appreciation Series I	81,551	355,217	(273,666)

AIM VI Growth Series I	4,716	78,633	(73,917)

AIM VI International Growth Series I	132,953	478,099	(345,146)

AIM VI Premier Equity Series I	33,428	611,414	(577,986)

Alger American Growth Portfolio	30,363	591,381	(561,018)

Alger American Small Capitalization Portfolio	90,885	335,495	(244,610)

AllianceBernstein Global Bond Portfolio (A)	96,430	341,277	(244,847)

AllianceBernstein Global Bond Portfolio (B)	34,174	70,099	(35,925)

AllianceBernstein Global Technology Portfolio (B)	62,197	414,411	(352,214)

AllianceBernstein Growth and Income Portfolio (A)	7,598	72,930	(65,332)

AllianceBernstein Growth and Income Portfolio (B)	224,873	569,948	(345,075)

AllianceBernstein Growth Portfolio (B)	32,399	45,814	(13,415)

AllianceBernstein International Portfolio (B)	35,876	18,745	17,131

AllianceBernstein Large Cap Growth Portfolio (A)	9,315	855,201	(845,886)

AllianceBernstein Large Cap Growth Portfolio (B)	116,148	959,380	(843,232)

AllianceBernstein Real Estate Investment Portfolio (A)	6,936	22,323	(15,387)

AllianceBernstein Total Return Portfolio (B)	16,728	36,237	(19,509)

AllianceBernstein Worldwide Privatization Portfolio (B)	252,364	60,632	191,732

Colonial Small Cap Value Fund, VS (A)	55,932	164,945	(109,013)

Colonial Small Cap Value Fund, VS (B)	63,088	207,342	(144,254)

Colonial Strategic Income Fund, VS (A)	55,674	825,713	(770,039)

Colonial Strategic Income Fund, VS (B)	329,283	452,965	(123,682)

Columbia High Yield Fund, VS (A)	41,044	187,292	(146,248)

Columbia High Yield Fund, VS (B)	180,691	524,899	(344,208)

Columbia International Fund, VS (A)	79,459	1,029,548	(950,089)

Columbia International Fund, VS (B)	28,359	101,764	(73,405)

Columbia Large Cap Growth Stock Fund VS (A)	10,992	354,753	(343,761)

Columbia Large Cap Growth Stock Fund VS (B)	24,260	137,368	(113,108)

Columbia Real Estate Equity Fund, VS (B)	2,779	121,776	(118,997)

Fidelity VIP Equity Income Fund - SC2	205,982	316,919	(110,937)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Change in Units Outstanding (continued)
	Units Issued	Units Redeemed	Net Increase (Decrease)

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	72,360	28,284	44,076

Fidelity VIP III Growth Opportunities Fund - SC2	127,229	299,597	(172,368)

Liberty Asset Allocation Fund VS (A)	44,732	534,126	(489,394)

Liberty Asset Allocation Fund VS (B)	38,182	266,052	(227,870)

Liberty Federal Securities Fund VS (A)	35,861	479,314	(443,453)

Liberty Federal Securities Fund VS (B)	121,555	472,875	(351,320)

Liberty Growth & Income Fund, VS (A)	39,814	1,139,811	(1,099,997)

Liberty Growth & Income Fund, VS (B)	47,571	204,913	(157,342)

Liberty Money Market Fund VS (A)	3,939,630	3,588,305	351,325

Liberty S&P 500 Index Fund, VS (B)	242,030	561,530	(319,500)

Liberty Select Value Fund, VS (B)	104,807	346,520	(241,713)

Liberty Small Company Growth Fund VS (A)	4,819	73,757	(68,938)

MFS Bond Series IC	17,647	81,011	(63,364)

MFS Emerging Growth Series IC	16,933	274,123	(257,190)

MFS Emerging Growth Series SC	16,851	105,854	(89,003)

MFS Investors Growth Stock Series SC	150,019	358,990	(208,971)

MFS Investors Trust Series SC	147,408	208,465	(61,057)

MFS New Discovery Series SC	48,082	215,181	(167,099)

MFS Research Series IC	34,229	375,771	(341,542)

Newport Tiger Fund, VS (A)	285	583,914	(583,629)

Newport Tiger Fund, VS (B)	2,868	250,823	(247,955)

Rydex Arktos Fund	1,347,645	1,641,709	(294,064)

Rydex Banking Fund	240,264	241,243	(979)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Change in Units Outstanding (continued)
			Net Increase (Decrease)
	Units Issued	Units Redeemed

Rydex Basic Materials Fund	30,165	29,092	1,073

Rydex Biotechnology Fund	1,824	1,824	-

Rydex Consumer Products Fund	94,701	94,560	141

Rydex Electronics Fund	8,067	8,409	(342)

Rydex Energy Fund	117,660	123,371	(5,711)

Rydex Energy Services Fund	25,932	125,246	(99,314)

Rydex Financial Services Fund, VS (A)	26,240	26,880	(640)

Rydex Health Care Fund, VS (A)	11,147	9,310	1,837

Rydex Internet Fund	240,693	244,127	(3,434)

Rydex Juno Fund	31,886	36,527	(4,641)

Rydex Leisure Fund	681	681	-

Rydex Lg Cap Europe Fund	20,655	23,025	(2,370)

Rydex Lg Cap Japan Fund	20,821	21,189	(368)

Rydex Medius Fund	66,273	73,047	(6,774)

Rydex Mekros Fund	385,407	409,549	(24,142)

Rydex Nova Fund	1,348,156	1,388,318	(40,162)

Rydex OTC Fund	2,113,236	2,307,203	(193,967)

Rydex Precious Metals Fund	100,696	110,216	(9,520)

Rydex Real Estate Fund	1,849	15,537	(13,688)

Rydex Retailing Fund	4,362	6,306	(1,944)

Rydex Technology Fund	5,175	10,933	(5,758)

Rydex Telecommunications Fund	1,158	23,659	(22,501)

Rydex Titan 500 Fund	514,761	545,934	(31,173)

Rydex Transportation Fund	193,457	194,600	(1,143)

Rydex Ursa Fund	2,000,541	2,002,637	(2,096)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Change in Units Outstanding (continued)
	Units Issued	Units Redeemed	Net Increase (Decrease)

Rydex US Government Bond Fund	260,048	258,831	1,217

Rydex US Government Money Market Fund	4,159,277	5,055,814	(896,537)

Rydex Utilities Fund	39,224	60,323	(21,099)

Rydex Velocity 100 Fund	424,290	478,548	(54,258)

Templeton Developing Markets Sec Fund 2	138,276	71,866	66,410

UBS Global AM Tactical Allocation	42,442	323,010	(280,568)

Wanger International Select Fund	230,633	137,832	92,801

Wanger International Small Cap Fund	227,626	315,259	(87,633)

Wanger Select Fund	112,913	229,963	(117,050)

Wanger US Smaller Companies Fund	85,218	455,415	(370,197)
	22,272,781	37,893,724	(15,620,943)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT

Notes to Financial Statements (continued)

8. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, (the "Code") a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sun Life Assurance Company of Canada (U.S.) and Contract Owners of Keyport Variable Account A:

We have audited the accompanying statements of assets and liabilities of AIM VI Capital Appreciation Series I Sub-Account, AIM VI Growth Series I Sub-Account, AIM VI International Growth Series I Sub-Account, AIM VI Premier Equity Series I Sub-Account, Alger American Growth Portfolio Sub-Account, Alger American Small Capitalization Portfolio Sub-Account, AllianceBernstein Global Bond Portfolio (A) Sub-Account, AllianceBernstein Global Bond Portfolio(B) Sub-Account, AllianceBernstein Growth & Income Portfolio(A) Sub-Account, AllianceBernstein Growth & Income Portfolio(B) Sub-Account, AllianceBernstein Growth Portfolio(B) Sub-Account, AllianceBernstein International Portfolio(B) Sub-Account, AllianceBernstein Large Cap Growth Portfolio(A) Sub-Account, AllianceBernstein Large Cap Growth Portfolio (B) Sub-Account, AllianceBernstein Real Estate Investment Portfolio(A) Sub-Account, AllianceBernstein Global Technology Portfolio(B) Sub-Account, AllianceBernstein Total Return Portfolio(B) Sub-Account, AllianceBernstein Worldwide Privatization Portfolio(B) Sub-Account, UBS Global AM Tactical Allocation Sub-Account, Fidelity VIP Equity Income Fund-SC2 Sub-Account, Fidelity VIP III Dynamic Capital Appreciation Fund-SC2 Sub-Account, Fidelity VIP III Growth Opportunities Fund-SC2 Sub-Account, Franklin Templeton Developing Markets Securities Fund 2 Sub-Account, Colonial Small Cap Value Fund, VS(A) Sub-Account, Colonial Small Cap Value Fund, VS(B) Sub-Account, Colonial Strategic Income Fund, VS(A) Sub-Account, Colonial Strategic Income Fund, VS(B) Sub-Account, Columbia High Yield Fund II, VS(A) Sub-Account, Columbia High Yield Fund II, VS(B) Sub-Account, Columbia International Fund, VS(A) Sub-Account, Columbia International Fund, VS(B) Sub-Account, Columbia Real Estate Equity Fund II, VS(B) Sub-Account, Liberty All-Star Equity Fund, VS(A) Sub-Account, Liberty All-Star Equity Fund, VS(B) Sub-Account, Liberty Asset Allocation Fund, VS(A) Sub-Account, Liberty Asset Allocation Fund, VS(B) Sub-Account, Liberty Growth & Income Fund, VS(A) Sub-Account, Liberty Growth & Income Fund VS(B) Sub-Account, Liberty Money Market Fund, VS(A) Sub-Account, Liberty Select Value Fund, VS(A) Sub-Account, Liberty Select Value, VS(B) Sub-Account, Liberty Small Company Growth Fund, VS(A), Liberty S&P 500 Index Fund, VS(A) Sub-Account, Liberty S&P 500 Index Fund, VS(B) Sub-Account, Newport Tiger Fund, VS(A) Sub-Account, Newport Tiger Fund, VS(B) Sub-Account, Wanger International Select Fund Sub-Account, Wanger International Small Cap Fund Sub-Account, Wanger Select Fund Sub-Account, Wanger US Smaller Companies Fund Sub-Account, MFS Bond Series IC Sub-Account, MFS Emerging Growth Series IC Sub-Account, MFS Emerging Growth Series SC Sub-Account, MFS Investors Growth Stock Series SC Sub-Account, MFS Investors Trust Series SC Sub-Account, MFS New Discovery Series SC Sub-Account, MFS Research Series IC Sub-Account, Rydex Arktos Fund Sub-Account, Rydex Banking Fund Sub-Account, Rydex Basic Materials Fund Sub-Account, Rydex Biotechnology Fund Sub-Account, Rydex Consumer Products Fund Sub-Account, Rydex Electronics Fund Sub-Account, Rydex Energy Fund Sub-Account, Rydex Energy Services Fund Sub-Account, Rydex Financial Services Fund, VS(A) Sub-Account, Rydex Internet Fund Sub-Account, Rydex Juno Fund Sub-Account, Rydex Large Cap Europe Fund Sub-Account, Rydex Large Cap Japan Fund Sub-Account, Rydex Medius Fund Sub-Account, Rydex Mekros Fund Sub-Account, Rydex Nova Fund Sub-Account, Rydex OTC Fund Sub-Account, Rydex Precious Metals Fund Sub-Account, Rydex Telecommunications Fund Sub-Account, Rydex Titan 500 Fund Sub-Account, Rydex Ursa Fund Sub-Account, Rydex US Gov't Bond Fund Sub-Account, Rydex US Gov't Money Market Fund Sub-Account, Rydex Utilities Fund Sub-Account, Rydex Velocity 100 Fund Sub-Account, Liberty Federal Securities Fund, VS(A) Sub-Account, Liberty Federal Securities Fund, VS(B) Sub-Account, Columbia Large Cap Growth Stock Fund, VS(A) Sub-Account, Columbia Large Cap Growth Stock Fund, VS(B) Sub-Account, Exeter Growth Fund Sub-Account, Exeter Moderate Growth Fund Sub-Account, Rydex Transportation Fund Sub-Account, Rydex Technology Fund Sub-Account, Rydex Real Estate Fund Sub-Account, Rydex Retailing Fund Sub-Account, Liberty Newport Japan Opp Fund, VS(A) Sub-Account, Liberty Newport Japan Opp Fund, VS(B) Sub-Account, Rydex Leisure Fund Sub-Account, Rydex Health Care Fund, VS (A) Sub-Account, Rydex Health Care Fund, VS(B) Sub-Account, Rydex Financial Services Fund, VS(B) Sub-Account, Crabbe Huson Real Estate Investment Fund, VS(B) Sub-Account of Sun Life Assurance Company of Canada (U.S.) - Keyport Variable Account A (collectively the "Sub-Accounts"), as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2005, the results of its operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Boston, Massachusetts

April 7, 2006

PART C

Item 24. Financial Statements and Exhibits
(a)	Financial Statements:
Included in Part B:
Keyport Variable Account A:
Statement of Assets and Liabilities - December 31, 2005
Statement of Operations for the years ended December 31, 2005 and 2004
Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm.
Sun Life Assurance Company of Canada (U.S.):
Consolidated Statement of Income, Years Ended December 31, 2005, 2004 and 2003;
Consolidated Balance Sheets, December 31, 2005 and 2004;
Consolidated Statements of Comprehensive Income, Years Ended December 31, 2005, 2004 and 2003;
Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2005, 2004 and 2003;
Consolidated Statements of Cash Flows, Years Ended December 31, 2005, 2004 and 2003;
Notes to Consolidated Financial Statement; and
Report of Independent Registered Public Accounting Firm.
(b)		Exhibits
#	(1)	Amended and Restated Resolution of the Board of Directors establishing Keyport Variable Account A

	(2)	Not applicable

*	(3a)	Marketing Services Agreement by and between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc.

*	(3b)	Specimen Sales Operations and General Agent Agreement

#	(4a)	Specimen Group Variable Annuity Contract of Sun Life Assurance Company of Canada (U.S.)

#	(4b)	Specimen Variable Annuity Certificate of Sun Life Assurance Company of Canada (U.S.)

@@	(4c)	Specimen Tax-Sheltered Annuity Endorsement

@@	(4d)	Specimen Individual Retirement Annuity Endorsement

@@	(4e)	Specimen Corporate/Keogh 401(a) Plan Endorsement

#	(4f)	Specimen Individual Variable Annuity Contract of Sun Life Assurance Company of Canada (U.S.)

#	(4g)	Specimen Group Exchange Program Endorsement

#	(4h)	Specimen Individual Exchange Program Endorsement

#	(4i)	Specimen Name Change Endorsement

#	(5a)	Specimen Application for a Group Variable Annuity Contract

#	(5b)	Specimen Application for a Group Variable Annuity Certificate

@	(6a)	Articles of Incorporation of Sun Life Assurance Company of Canada (U.S.)

@	(6b)	By-Laws, as amended March 19, 2004, of Sun Life Assurance Company of Canada (U.S.)

	(7)	Not applicable

@@	(8a)	Form of Participation Agreement

**	(8b)	Participation Agreement Among MFS Variable Insurance Trust, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Corp.

#	(8b)(i)	Amendment to Participation Agreement

**	(8c)	Participation Agreement Among The Alger American Fund, Sun Life Assurance Company of Canada (U.S.), and Fred Alger and Company, Incorporated

#	(8c)(i)	Amendment to Participation Agreement

***	(8d)	Participation Agreement By and Among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc.

#	(8d)(i)	Amendment to Participation Agreement

#	(8e)	Participation Agreement Among Liberty Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.)

#	(8e)(i)	Amendment to Participation Agreement

#	(8f)	Participation Agreement Among SteinRoe Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.)

#	(8f)(i)	Amendment to Participation Agreement

#	(9)	Opinion and Consent of Counsel

	(10)(a)	Consent of Independent Registered Public Accounting Firm (Filed herewith)

	(10(b)	Representation of Counsel pursuant to Rule 485(b) (Filed herewith)

	(11)	Not applicable

	(12)	Not applicable

###	(13)	Chart of Affiliations

	(14)(a)	Powers of Attorney (Filed herewith)

@@	(14)(b)	Resolution of the Board of Directors of the depositor dated July 24, 2003, authorizing the use of powers of attorney for Officer signatures

*

Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-37907) filed on or about January 16, 1998.

**

Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 33-41628) filed on or about April 23, 1999.

***

Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-82957) filed on or about July 27, 2001.

@	Incorporated by reference to the Depositor's Annual Report on Form 10-K (File No. 333-82824) filed on or about March 29, 2004.

@@	Incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-112506) filed on or about February 5, 2004.

#	Incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-114126) filed on or about April 1, 2004.

##

Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83516) filed on or about December 29, 2004.

###

Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83516) filed on or about April 11, 2006.

Item 25. Directors and Officers of the Depositor.
Name and Principal Business Address*	Positions and Offices With Depositor
C. James Prieur Sun Life Assurance Company of Canada 150 King Street West, SC 106A35 Toronto, Ontario Canada M5H 1J9	Chairman and Director
Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director
Gary Corsi Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3380 Wellesley Hills, MA 02481	Director & Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3358 Wellesley Hills, MA 02481	Director & Vice President and General Counsel
Paul W. Derksen Sun Life Assurance Company of Canada 150 King Street West, SC 105D10 Toronto, Ontario Canada M5H 1J9	Director
Mary M. Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 4250 Wellesley Hills, MA 02481	Director & Vice President and General Manager, Annuities
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3376 Wellesley Hills, MA 02481	President and Director
Donald A. Stewart Sun Life Assurance Company of Canada 150 King Street West, SC 106A35 Toronto, Ontario Canada M5H 1J9	Director
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West, SC 104A25 Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3370 Wellesley Hills, MA 02481	Vice President and Chief Actuary
Ellen B. King Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 1335 Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park , SC 2163 Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The chart for the affiliations of the Depositor is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83516) filed on or about April 11, 2006.

None of the companies listed in such Exhibit 13 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. Number of Contract Owners.

As ofApril 4, 2006, there were 3,146 qualified and 4,424 non-qualified contract owners.

Item 28. Indemnification.

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), as amended effective as of January 1, 2000 (a copy of which was filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-30844) provides for the indemnification of directors, officers and employees of Sun Life (U.S.). Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Sun Life (U.S.) pursuant to the certificate of incorporation, by -laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, or controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, H and I, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, and D, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

The directors and officers of Clarendon Insurance Agency, Inc. are:
Name and Principal	Position and Offices
Business Address*	with Underwriter

Katherine E. Sarvary	President
Claude A. Accum	Director
Gary Corsi	Director
Mary M. Fay	Director
Ellen B. King	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Thomas Horack	Chief Compliance Officer
Michael L. Gentile	Vice President
John E. Coleman	Vice President
Nancy C. Atherton	Assistant Vice President & Tax Officer
Jane F. Jette	Financial/Operations Principal and Treasurer

* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 30. Location of Accounts and Records.

Sun Life Assurance Company of Canada (U.S.), 112 Worcester Street, Wellesley Hills, Massachusetts 02481.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings.

The Registrant hereby undertakes:
(a)

To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)

To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)

Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Wellesley Hills and State of Massachusetts, on this 26th day of April, 2006.
Keyport Variable Account A
(Registrant)

		BY:	Sun Life Assurance Company of Canada (U.S.)
(Depositor)

		BY:	/s/ Robert C. Salipante*
Robert C. Salipante
President

*By:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President
and Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
/s/ C. James Prieur*	/s/ Robert C. Salipante*	April 26, 2006
C. James Prieur	Robert C. Salipante	Date
Director	President
(Principal Executive Officer)

/s/ Gary Corsi*	/s/ Gary Corsi*	April 26, 2006
Gary Corsi	Gary Corsi	Date
Director	Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

/s/ Scott M. Davis *
Scott M. Davis
Director

/s/ Paul W. Derksen *
Paul W. Derksen
Director

/s/ Mary M. Fay *
Mary M. Fay
Director

/s/ Robert C. Salipante*
Robert C. Salipante
Director

/s/ Donald A. Stewart*
Donald A. Stewart
Director

*BY:	/s/ Sandra M. DaDalt	April 26, 2006
	Sandra M. DaDalt	Date
Attorney-in-Fact

* Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on or about February 5, 2004. Powers of attorney are included herein as Exhibit 14(a).

EXHIBIT INDEX

Item

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(a)	Powers of Attorney